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                            HARTFORD HLS MUTUAL FUNDS

        [LOGO]
Hartford Life



                                     [LOGO]



                               SEMI-ANNUAL REPORT
                                      1999


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HARTFORD
    SMALL COMPANY HLS FUND
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PORTFOLIO MANAGER
[PHOTO]
MARK S. WATERHOUSE
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
8/9/96 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Small Company Fund IA             $17,278
Russell 2000                      $14,526

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

RETURNS
                     Returns for Period Ending June 30, 1999
                     YTD*       1 YEAR      SINCE INCEPTION**
  Small Co IA      22.04%       25.10%          20.83%
  Russell 2000      9.28%        1.50%          13.79%

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  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE SMALL COMPANY HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Small Company HLS Fund returned 19.8% in the second quarter bringing the return for the 6-month period ending June 30, 1999 to 22% versus a return of 9.9% for the Lipper Small Cap VA-UF Average over the same period.

Q. WHY DID THE FUND PERFORM THIS WAY?

The tide has clearly turned for small-cap stocks. In the second quarter, the Russell 2000 Index posted a 15.5% gain compared to an increase of 7.0% for the S&P 500 Index. This type of relative outperformance was long overdue and makes sense as the valuations for small cap stocks are very attractive and the earnings growth forecasts remain strong. Within the small cap universe, we focus on those companies within dynamic global industries trading at attractive valuations which exhibit high earnings growth, margin expansion potential, healthy balance sheets and strong management.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

We are well positioned for the expected global economic recovery with holdings in oil service, semiconductors and semiconductor equipment. Currently, we are heavily weighted in technology due to market appreciation, and we will be reducing this exposure. We will continue to look for stocks one story at a time to uncover compelling opportunities as they present themselves.

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HARTFORD
    CAPITAL APPRECIATION HLS FUND
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PORTFOLIO MANAGER
[PHOTO]
SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
1/1/89 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Capital Appreciation Fund IA         $65,101
S&P 500                              $64,110

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

RETURNS
                       Returns for Period Ending June 30, 1999
                     YTD*       1 YEAR          5 YEAR**    10 YEAR**
  Cap App IA        17.10%       20.93%          23.17%      18.67%
  S&P 500           12.38%       22.77%          27.87%      18.78%

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  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund returned 17.1% for the 6-month period ending June 30, 1999 versus a return of 13.8% for the Lipper Capital Appreciation VA-UF Average.

Q. WHY DID THE FUND PERFORM THIS WAY?

The change in market sentiment that we have been anticipating finally took hold during the quarter. We are seeing downward earnings revisions for larger "quality growth" companies and a stabilization in interest rates. The re-strengthening of the US dollar will make earnings progress for mega-cap multinationals more difficult. These aggregate factors should result in smaller, more domestically oriented companies outperforming larger companies. Smaller companies' relative price-to-earnings and price-to-book ratios remain significantly below the overall market's, while relative growth prospects are probably better. The historic disparity in both relative performance and valuations should lead to a further broadening of the market. We believe that this trend will endure well beyond the most recent quarter, perhaps for several years. The Fund's performance was helped by a diverse group of companies, most of these in the mid-to-smaller capitalization range.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

As we have argued for much of the past two years, the dichotomy in valuations between large-cap, recognized growth on the one hand, and virtually everything else on the other, has become extreme. It remains so, despite last quarter's improvement. Our overall strategy for the Fund remains dual faceted: an emphasis on smaller companies with dynamic earnings growth prospects, and an opportunistic trading approach to larger-cap stocks where we typically see a catalyst for outperformance. We have tended to roam off the beaten path, historically where the most upside potential has been. This approach should provide positive absolute and relative results over a reasonable time frame. While the overall market outlook remains controversial, macroeconomic and valuation factors would tend to endorse our positioning.

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HARTFORD
    MIDCAP HLS FUND
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PORTFOLIO MANAGER
[PHOTO]
PHILLIP H. PERELMUTER
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
7/15/97 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


MidCap Fund IA               $17,873
S&P 400                      $13,992

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

RETURNS
                      Returns for Period Ending June 30, 1999
                     YTD*       1 YEAR       SINCE INCEPTION**
  MidCap IA         24.07%       33.49%          34.45%
  S&P 400            6.87%       17.18%          18.71%

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  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MIDCAP HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

In the second quarter of 1999, the Hartford MidCap HLS Fund returned 16.8% bringing the total return through June 30 to 24.1% versus a return of 13% for the Lipper Mid Cap VA-UF Average. For the 12-month and since inception periods, the Fund has outperformed its peers and ranks in the first quartile of its Lipper group.

Q. WHY DID THE FUND PERFORM THIS WAY?

The Fund had good participation in the better performing sectors and was generally underweight the poorer performing sectors. Mid-cap stocks benefited from the broadening market with the S&P Mid Cap 400 Index rising 14.2% compared to the S&P 500 Index's 7.0% appreciation. Since the market's low on October 8, 1998, mid-cap stocks have risen 51%. This return outpaces that of large-cap stocks (S&P 500 index) at 43% and small-cap stocks (Russell 2000 index) at 48%. Within the mid-cap universe, the best performing areas have been media, biotechnology, and technology. Some of the poorer performing sectors have been banks, utilities, energy, and basic materials.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

The Fund's strategy is to focus on high quality, mid-cap companies on the "verge of greatness." These companies have established critical mass, yet have the potential to be much larger. The Fund consists of companies within our five sectors of opportunity: consumer products, finance, health care, services, and technology. These are the sectors that we believe will show faster earnings growth than the overall market over the next 12-18 months. The outlook for the type of mid-cap companies we seek is very good. These high quality, market-leading companies should fare relatively well during a period of accelerating economic growth while their relative valuation is near 10-year lows.

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HARTFORD
    INTERNATIONAL OPPORTUNITIES HLS FUND
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LEAD PORTFOLIO MANAGER
[PHOTO]
TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
7/2/90 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


International Opportunities IA      $20,670
EAFE GDP                            $20,226

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

RETURNS
                        Returns for Period Ending June 30, 1999
                     YTD*       1 Year          5 Year**    Since Incep.**
  Int'l Opp IA      10.80%        7.41%          10.19%        8.14%
  EAFE GDP*          5.65%        9.84%          11.03%        8.40%

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  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

  *The Morgan Stanley Europe Australia Far East GDP-Net Index.

Q. HOW DID THE FUND PERFORM?

In the second quarter, the Hartford International Opportunities HLS Fund returned 4.4% bringing the return for the 6-month period ending June 30, 1999 to 10.8% versus a return of 8.1% for the Lipper International VA-UF Average over the same time period.

Q. WHY DID THE FUND PERFORM THIS WAY?

Most equity markets posted positive returns on the back of stronger-than-expected world growth and continued recovery in the world's "crisis stricken" economies. This led to further sharp rises in emerging and Asian markets as well as Japan. Europe, on the other hand, was held back by a further decline in the euro. Sluggish growth and concerns about the new European Central Bank have dampened investor enthusiasm for the region. From a sector point of view, information technology and materials stocks outperformed while health care and finance underperformed.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

We will continue to increase holdings in economically sensitive stocks in anticipation of accelerating global growth later this year. Sector exposure will be used on an opportunistic basis; we will shift the Fund toward sectors which will benefit most from increasing economic growth. For example, we have been increasing the weighting in the materials sector while reducing the weight in selected growth sectors. Within Europe, we have been reducing our weighting in the UK in favor of Continental Europe, which is likely to benefit more from stronger global growth than the UK. Finally, we have been adding to Japan as the good news has finally begun to outweigh the bad news. In general, we look to shift to more cyclically oriented sectors and markets on the back of improving global growth.

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HARTFORD
    GLOBAL LEADERS HLS FUND
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PORTFOLIO MANAGERS
[PHOTO]
RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

[PHOTO]
ANDREW S. OFFIT
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
10/1/98 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Global Leaders IA                     $14,975
MSCI World                            $13,146

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

CUMULATIVE RETURNS
                                 Period Ended June, 30 1999
                                  YTD*      SINCE INCEPTION*
  Global Leaders IA              13.55%         49.74%
  MSCI World                      8.51%         31.46%

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  *CUMULATIVE RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GLOBAL LEADERS HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

For the quarter ended June 30, the Hartford Global Leaders HLS Fund returned 5.9%, underperforming the Lipper Global VA-UF Average. Since inception (9/30/98), the Fund has returned 49.7%, well above the 33% return of its Lipper peer group.

Q. WHY DID THE FUND PERFORM THIS WAY?

World growth increased due to worldwide interest rate cuts and the revival of Asia and Japan. By mid-April, the markets began to respond to the good news. Rising commodity prices drove the returns of the materials and industrial sectors. The large weight in health care and small exposure to materials stocks limited Fund performance. Health care stocks have been tremendous performers over the last five years but with the impending Medicare plan in the United States and earnings disappointments for some major players, the sector was the worst performing in the quarter. The materials sector, which includes commodity-based and cyclical stocks, rebounded following a long period of underperformance. The biggest positive influence on performance for the quarter was the overweight in technology, which continues to benefit from both the cyclical rebound and the secular need for more hardware and software as we enter the 21st century.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

The next six months will likely prove both interesting and challenging for global investors. Following the Asia meltdown, financial markets were greeted with over 100 interest rate cuts around the globe aimed at restoring stability, confidence and growth. Growth is now increasing and interest rates are rising, yet financial markets continue to hit all time highs. Secondly, while much time, effort and money has been spent to ensure a smooth transition at the turn of the century, nothing is certain. At best, there will most likely be a temporary slowdown in corporate activity as we approach Y2K. We continue to adhere to our themes, focusing on long-term growth sectors, and keeping a watchful eye on valuation. Global leaders, by their very nature, have superior products, market share and management. Over the long-term, as we continue to identify the winning sectors and companies, the Fund should succeed.

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HARTFORD
    STOCK HLS FUND
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PORTFOLIO MANAGER
[PHOTO]
RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
1/1/89 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Stock Fund IA                  $61,791
S&P 500                        $65,101

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

RETURNS
                        Returns for Period Ending June 30, 1999
                     YTD*       1 YEAR          5 YEAR**    10 YEAR**
  Stock IA          13.06%       24.34%          27.70%       18.31%
  S&P 500           12.38%       22.77%          27.87%       18.78%

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  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund returned 13.1% for the 6-month period ended June 30, 1999. The Fund's return exceeded the returns of the S&P 500 Index (12.4%) and the Lipper Growth VA-UF Average (12.6%). The Fund has outperformed its peer universe over the 1-year, 3-year, and 5-year periods.


Q. WHY DID THE FUND PERFORM THIS WAY?

The US equity markets demonstrated remarkable resilience during the second quarter of 1999. Shrugging off a Federal Reserve increase in short-term interest rates, chaotic conditions in Kosovo, rising commodity prices, and falling bond prices, investors instead focused on the continuing strength of the US economy and improving global economic growth. Favorable US equity market performance has broadened with smaller-caps doing better than larger-caps, cyclicals outperforming non-cyclicals, and value outpacing growth. Strong sectors include basic materials, communications equipment, machinery, computers and office equipment, energy, and telephones. Weak groups included household products, drugs and health services, media, and automotive. The Fund's performance was helped by overweight positions in basic materials, energy and technology and by our increasing commitment to industrial and commercial stocks.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

With low inflation, strong economic growth, rising corporate earnings, a budget surplus, and low unemployment, the US economic backdrop remains favorable for stocks. The one dark cloud on the horizon is rising interest rates, but that does not appear to be enough to blot out the optimism that has characterized the US equity market over the last several years, at least for now. Nonetheless, the interest rate situation merits close scrutiny. Since 1982, interest rates have been in a secular decline, favoring the equity investor. We remain cautiously optimistic about the equity market.

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HARTFORD
    GROWTH AND INCOME HLS FUND
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PORTFOLIO MANAGER
[PHOTO]
JAMES A. RULLO, CFA
Vice President
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
6/1/98 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Growth and Income Fund IA      $13,374
S&P 500                        $12,773

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

RETURNS
                                   Returns for Period Ending June 30,1999
                                  YTD*          1 YEAR    SINCE INCEPTION**
   Growth and Income IA          12.34%          28.52%       30.64%
   S&P 500                       12.38%          22.77%       25.45%

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   *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

   THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE GROWTH AND INCOME HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

For the second quarter of 1999, the Hartford Growth and Income HLS Fund returned 7.7% bringing the return through June 30, 1999 to 12.3%, ahead of the Lipper Growth and Income VA-UF Average (11.7%). Over the past year, the Fund has returned 28.5%, exceeding the 15.8% return of the Lipper VA-UF Growth and Income Average.

Q. WHY DID THE FUND PERFORM THIS WAY?

The S&P 500 Index continues to perform well, up over 12% for the 6-month period ended June 30, 1999. While mega-cap growth stocks fueled the market rise in 1998, value plays have made a comeback in the first 6 months of 1999. Although "value" has prevailed, many of the Fund's best returning stocks were in the growth-oriented technology sector. Top performing holdings in this segment included Analog Devices and Hewlett-Packard, which posted above consensus earnings. Similarly, IBM beat the highest "Street" estimate. Cyclical stocks recovered as investors move to economically sensitive industries. As energy prices rebounded, companies leveraged to natural gas prices, such as Union Pacific Resources, also recovered. Regional Bells rebounded as analysts started to believe that competition for long distance services would be a positive. Bell Atlantic, which has dominant market share in the local phone service in the Northeast, was up sharply. Proposed merger partners Ameritech and SBC Communications should also benefit from this development.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

In light of healthy economic growth, we expect corporate earnings to rise by 10% this year. The focus of the Fund is to seek superior stocks that we believe will benefit from stronger global economic growth. We continue to view the secular move in technology as a long-term positive. Drug stocks continue to look expensive, but we will look to increase our weighting as opportunities present themselves.

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HARTFORD
    DIVIDEND AND GROWTH HLS FUND
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PORTFOLIO MANAGER
[PHOTO]
LAURIE A. GABRIEL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW
3/9/94 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Dividend and Growth Fund IA    $32,824
S&P 500                        $28,135

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

RETURNS
                        Returns for Period Ended June, 30 1999
                     YTD*       1 YEAR          5 YEAR**  SINCE INCEPTION**
  Div and Grow IA    7.22%       12.53%          23.14%       21.50%
  S&P 500           12.38%       22.77%          27.87%       25.07%

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  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

For the 6 months ending June 30, 1999, the Hartford Dividend and Growth HLS Fund lagged the returns of the Lipper Equity Income VA-UF Average, returning 7.2% versus the peer group's 10.8% return. For longer time periods, the fund has outperformed its peers and ranks within the first quartile of its Lipper group.

Q. WHY DID THE FUND PERFORM THIS WAY?

In line with our dividend-oriented, value style, we continue to be underweighted in the information technology sector. Despite some solid performers, this underweight relative to the market was a source of underperformance. Over the most recent quarter, our greatest source of outperformance came in the Consumer Staples sector. Kimberly Clark has been surpassing street expectations through strong earnings improvements in the tissue and personal care businesses. Hershey Foods is a true turnaround story with a strong management team focused on shareholder returns. The Materials sector was another source of positive contribution due to the shift in market sentiment toward cyclical stocks. Holdings in this sector include Alcoa, BOC Group, and Witco Chemical. Among our top holdings are Bell Atlantic whose pending acquisition of GTE should both be approved by the FCC and completed in the next several months. The company continues to have good growth prospects, fueled by strong underlying demand and by merger-related cost savings.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

We expect further modest increases in interest rates over the next 18 months to slow the growth rate of the US economy. However, small interest rate hikes should not negatively affect the capital markets. We expect consumer income and spending to continue to grow but at a more modest pace than in previous months. We have increased our earnings growth expectations to 9% for 1999.

Broad diversification across economic sectors is an ongoing part of the Fund's investment strategy. Since the focus of our investment approach is stock selection, the sector representation will be fairly stable over time. In keeping with the Fund's charter, the holdings have an above-average yield and below average P/E and beta. Relative to the market, the Fund should continue to exhibit these value-oriented characteristics over time.

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HARTFORD
    INTERNATIONAL ADVISERS HLS FUND
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PORTFOLIO MANAGERS
[PHOTO]
ROBERT EVANS
Vice President
Wellington Management Company, LLP

[PHOTO]
TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
3/1/95 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


International Advisers Fund IA                 $16,513
EAFE GDP                                       $17,406
Salomon World Government Bond ex-US Index      $15,805

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

RETURNS
                             Returns for Period Ending June 30, 1999
                                  YTD*          1 YEAR    SINCE INCEP.**
  Int'l Advisers IA               6.61%           7.25%      12.27%
  EAFE GDP*                       5.65%           9.84%      13.64%
  Salomon                         1.20%           7.06%      11.70%

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  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTER-NATIONAL ADVISERS HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

  *The Morgan Stanley Europe Australia Far East GDP-Net Index.

Q. HOW DID THE FUND PERFORM?

The Hartford International Advisers HLS Fund returned 2.5% in the second quarter bringing the returns for the 6-month period ended June 30, 1999 to 6.6% versus a 3.9% return for the Fund's Composite Index (55% MSCI EAFE, 35% SB Non-US World Gov't Bond (hedged) and 10% T-Bill).

Q. WHY DID THE FUND PERFORM THIS WAY?

The global economic cycle is improving modestly. The US economy continues to enjoy robust growth and low inflation. Europe is finally showing signs of industrial revival and employment growth. Asia ex-Japan is experiencing a strong recovery from the 1997-1998 recession while Japan and Latin America have stabilized. In this environment, we maintained a slight overweight to stocks (55-58%) and an underweight to bonds (31-34%), which boosted performance as equities continued to outperform fixed income. In the middle of June, following a significant bond sell-off, we added several percentage points to our fixed income position. By quarter end, we had moved the portfolio to a neutral-weight in stocks (55.2%), 33.5% in bonds, and slightly overweight cash (11.3%).

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

We believe global growth will be modest and inflation will remain low. Accordingly, global interest rates will decline from present levels once the markets realize inflation will remain low over the next few years. In the US, unbridled growth would now damage equities, leading to higher inflationary expectations, Fed Funds rates and bond yields. As economic expectations rise, stock and bond markets become positively correlated, and higher yields can lead to P/E contraction. This late-cycle risk for US stocks has kept us from being more aggressive in our non-US equity exposure, since stock markets are generally more correlated on the downside than the upside. US growth and valuation excesses aside, fundamentals are good for global stock markets. Other than several more 0.25% increases in short-term rates from the Federal Reserve, the fundamental backdrop remains positive, and leads us to maintain neutral stock exposure. European stocks offer value relative to the US. Investor sentiment on the euro has gone from optimistic to pessimistic, and is overdone; we believe that positive growth surprises are now likely to come from Continental Europe. Quantitative indicators suggest weakness in Japanese stocks, but governmental support should keep the economy going at least through the end of this year. On a stock-by-stock basis, we are seeing many more Japanese companies restructuring their operations. While Hong Kong is overvalued, the rest of Asia has room for further upside. Overall, the outlook for equities outside of the US remains constructive.

--------------------------------------------------------------------------------
HARTFORD
    ADVISERS HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
[PHOTO]
RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

[PHOTO]
PAUL D. KAPLAN
Senior Vice President and Partner
Wellington Management Company, LLP


PERFORMANCE OVERVIEW
1/1/89 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Advisers Fund IA               $43,542
S&P 500                        $65,101
Lehman Govt/Corp               $23,853

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RETURNS
              Returns for Period Ending June 30,1999
                     YTD*       1 YEAR          5 YEAR**    10 YEAR**
  Advisers IA        6.91%       15.44%          20.37%       14.44%
  S&P 500           12.38%       22.77%          27.87%       18.78%
  Lehman Govt/Corp  -2.28%        2.70%           7.76%        8.12%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund outperformed its Lipper peer group for the 6-month period ending June 30, 1999. The Fund had a total return of 6.9% versus 5.9% for the Lipper Flexible VA-UF Average. Over the 1-year, 3-year, and 5-year periods, the Fund ranks in the first quartile of its competitive group.

Q. WHY DID THE FUND PERFORM THIS WAY?

By gradually adjusting the weighting between stocks, bonds, and cash we were able to use our expectations of market developments to produce attractive returns. Although the economic environment continues to be supportive of stocks, we reduced our equity exposure in response to higher equity valuations and remain sensitive to the possible negative effects on the stock market which might result from higher interest rates. At the beginning of 1999, the pattern of bond yields reflected expectations for lower short-term interest rates. The subsequent change in outlook has had a substantial effect on the bond market, causing yields to move noticeably higher over the course of the year

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

The Federal Reserve may raise interest rates again as the economy continues to grow at a rate above the 3% level that the Fed seems to find comfortable. On the other hand, inflation remains under control and this is the key to interest rate levels. We currently believe inflation will remain low and under control and that, in the end, interest rates will head lower. It may not occur during the third quarter, nor is it certain to occur during 1999. In fact, yields may go higher than current levels for a time. Nonetheless, low inflation will mean lower interest rates at some point in the foreseeable future.

--------------------------------------------------------------------------------
THE HARTFORD
        HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
[PHOTO]
ALISON D. GRANGER, CFA
Senior Vice President
The Hartford Investment
Management Company (HIMCO)


PERFORMANCE OVERVIEW
10/1/98 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


High Yield Fund IA             $10,693
Lehman High Yield              $10,437

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CUMULATIVE RETURNS
                                   Period Ended June 30.1999
                                  YTD*       SINCE INCEPTION*
   High Yield IA                  3.23%           6.92%
   Lehman High Yield              2.20%           4.37%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   *CUMULATIVE RETURNS

   THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HIGH YIELD HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford High Yield HLS Fund commenced operations on September 30, 1998. The Fund's Class IA shares placed in the 48th percentile of its Lipper peer group for the three months ended June 30, 1999, producing a since-inception total return of 6.92% versus the 6.08% return of the Lipper High Current Yield Variable Annuity Fund average.

Q. WHY DID THE FUND PERFORM THIS WAY?

- The Fund's overweight to securities in cyclically-sensitive industries aided performance, as oil, steel, chemical and paper issues generally outperformed during the second quarter.

- The Fund's communications and media industry holdings benefited its performance. These industries outperformed due to recent significant credit-positive consolidation activity.

- The Fund's allocation to Emerging Market sovereign issues which produced excess performance during the first quarter, gave back some of that performance during the second quarter.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

The average current yield offered by high yield securities today exceeds 9.25%. We believe that the high current income and potential for capital appreciation offered by high yield bonds offers a very attractive income and diversification alternative to equity investors.

We continue to pursue opportunities where we feel we can be rewarded for taking on risk. We are increasingly wary of credit risk in the corporate bond sector and will remain very selective in our corporate bond holdings. The Fund is currently holding the majority of its assets in the higher-quality BB rated segment of the high yield market. We believe that the risk/reward profile of these issues is currently more attractive, on average, than those of lower-rated high yield issues. We continue to overweight energy related issues in the Fund. We also are opportunistically investing a small portion of Fund assets in Emerging Market sovereign issues. These securities provide another way to express our positive outlook on oil, as a number of Emerging Market economies will significantly benefit from a sustained increase in the price of oil. Finally, the investment grade market is also providing opportunities to the Fund. Heavy new issue supply is causing the pricing of some investment grade issues to be competitive with high yield securities. To the extent possible we will capitalize on this technical anomaly.

--------------------------------------------------------------------------------
   THE HARTFORD
            BOND HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
[PHOTO]
ALISON D. GRANGER, CFA
Senior Vice President
The Hartford Investment
Management Company (HIMCO)

PERFORMANCE OVERVIEW
1/1/89 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Bond IA                        $22,775
Lehman Govt/Corp               $23,853

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RETURNS
                        Returns for Period Ending June 30.1999
                     YTD*       1 YEAR          5 YEAR**    10 YEAR**
  Bond IA          -2.56%         1.05%           7.69%        7.80%
  Lehman
  Govt/Corp        -2.28%         2.70%           7.76%        8.12%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


Q. HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund Class IA shares placed in the 57th percentile of its Lipper peer group for the quarter ended June 30, 1999, producing a total return of -1.40% versus the -1.35% return of Lipper's Corporate Debt "BBB" rated Variable Annuity Underlying Fund Universe.

Q. WHY DID THE FUND PERFORM THIS WAY?

- The Fund's performance was aided by its holdings in Treasury Inflation Protected Securities and cash, as the market favored these securities in anticipation of the recent tightening of the Federal Reserve.

- The average maturity and interest rate duration of the Fund, while shorter than it had been in 1998 and during the first quarter of this year, remained marginally longer than its benchmark index, resulting in relatively larger price declines as yields rose sharply during the second quarter.

- Having contributed excess returns to the Fund during the first quarter, the Fund's holdings in long maturity (10+ year) corporate securities hindered its performance during the second quarter, as corporate securities generally underperformed Treasuries during May and June. The primary exception to this included portfolio holdings in energy-related corporate issues which have performed very well since March.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

With long term rates hovering around the 6% mark, we will maintain a neutral interest rate position in the fund. Effectively, we will keep the duration of the Fund in line with that of its benchmark index.

We continue to view Treasuries as an attractive opportunity relative to other sectors of the bond market. We believe Treasuries have a superior supply/ demand profile given the US government's reduced need for financing.

We are increasingly wary of credit deterioration in the corporate bond sector and will remain very selective in our corporate bond holdings. The liquidity injected into the credit markets of the Federal Reserve last autumn resulted in a significant recovery in the performance of the US economy and credit-related fixed income, including investment grade and high yield corporate bonds. We believe the recovery is temporary. Fundamentally, we see a rising trend in credit ratings downgrades relative to upgrades, a steady rise in corporate defaults, and a high ratio of corporate bonds trading at distressed levels. From a technical standpoint, new issue supply has been coming to market at a high rate, and we expect this to continue through the summer. As these issues price to clear, they negatively impact the performance of existing securities, and lead to underperformance relative to Treasuries. In light of these conditions, our corporate strategy will be to continue to emphasize commodity-related issues, and to look for opportunities across industries among attractively priced new issues.

--------------------------------------------------------------------------------
THE HARTFORD
        MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER
[PHOTO]
TIMOTHY J. WILHIDE
Senior Vice President
The Hartford Investment
Management Company (HIMCO)


PERFORMANCE OVERVIEW
1/1/89 - 6/30/99
GROWTH OF A $10,000 INVESTMENT.

[GRAPH]


Mortgage Securities Fund IA           $22,164
Lehman Mortgage Backed Securities     $24,078

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RETURNS
                       Returns for Period Ending June 30, 1999
                     YTD*       1 YEAR          5 YEAR**    10 YEAR**
  Mort. Sec. IA      0.22%        3.49%           7.55%        7.51%
  Lehman Mort.       0.53%        4.01%           7.97%        8.24%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  *CUMULATIVE RETURNS  **ANNUALIZED RETURNS

  THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MORTGAGE SECURITIES HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Q. HOW DID THE FUND PERFORM?

The Hartford Mortgage Securities HLS Fund had strong returns through the first six months of 1999 posting a 0.22% return for that period versus -0.29% return for the Lipper VA underlying Fund universe. This competitive performance positioned the Fund in the 29th percentile for year to date performance through June 30, 1999.

Q. WHY DID THE FUND PERFORM THIS WAY?

Fixed Income yields increased by about one percentage point during the first half of the year, as the Federal Reserve interest rate hike was anticipated by the market. The return on Mortgage Securities for the first half of the year was relatively flat, with the backup in the treasury market being offset by mortgages tightening on a spread basis.

Q. WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?

With the continued strength in U.S. economic growth, the Federal Reserve will be vigilant to act if inflation shows signs of increasing. Therefore, the market will react unfavorably at any hint of a pickup in inflation. Also, technical factors, such as an increased supply of corporate debt and other spread products, may put near term pressure on mortgages. However, with spreads still relatively wide and mortgage refinancing activity low, the fundamental valuation of mortgages looks attractive.

As we continue through 1999, HIMCO will look to overweight the higher yielding mortgage securities, as we believe they offer excellent relative value. The portfolio will continue to emphasize high quality and highly liquid mortgage securities in its holdings. Principally these are passthrough mortgages of U.S. Government Agencies such as GNMA, FNMA, and FHLMC.

 Table of Contents
--------------------------------------------------------------------------------

                                                    PAGE
                                                    -----
Performance Summary of Hartford Mutual Funds......      1
Investment Review.................................      2

Hartford Mutual Funds
  Statements of Net Assets as of June 30, 1999:
    Hartford Bond HLS Fund, Inc...................   MF-1
    Hartford Stock HLS Fund, Inc..................   MF-5
    Hartford Money Market HLS Fund, Inc...........   MF-7
    Hartford Advisers HLS Fund, Inc...............   MF-9
    Hartford Capital Appreciation HLS Fund,
     Inc..........................................  MF-13
    Hartford Mortgage Securities HLS Fund, Inc....  MF-16
    Hartford Index HLS Fund, Inc..................  MF-19
    Hartford International Opportunities HLS Fund,
     Inc..........................................  MF-25
    Hartford Dividend and Growth HLS Fund, Inc....  MF-29
    Hartford International Advisors HLS Fund,
     Inc..........................................  MF-32
    Hartford Small Company HLS Fund, Inc..........  MF-37
    Hartford MidCap HLS Fund, Inc.................  MF-39
    Hartford Growth and Income HLS Fund...........  MF-41
    Hartford High Yield Bond HLS Fund.............  MF-43
    Hartford Global Leaders HLS Fund..............  MF-47
  Statement of Operations for the Six Months Ended
   June 30, 1999
    Hartford Mutual Funds.........................  MF-50
  Statement of Changes in Net Assets for the Six
   Months Ended June 30, 1999 and the Year Ended
   December 31, 1998:
    Hartford Mutual Funds.........................  MF-54
  Notes to Financial Statements:
    Hartford Mutual Funds.........................  MF-62
  Hartford Mutual Funds Financial Highlights......  MF-76

Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the separate Accounts.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

 Performance Summary of Hartford HLS Mutual Funds
--------------------------------------------------------------------------------

FUNDS

                                                              TOTAL RETURNS FOR THE YEARS ENDED
                                 1999(a)       1998        1997        1996        1995        1994        1993        1992

Stock........................       13.06%      33.47%      31.38%      24.37%      34.10%      (1.89)%     14.34%      10.04%
Bond.........................       (2.56)       8.15       11.35        3.52       18.49       (3.95)      10.24        5.53
Money Market.................        2.28        5.25        5.31        5.19        5.74        3.95        2.94        3.63
Advisers.....................        6.91       24.66       24.51       16.59       28.34       (2.74)      12.25        8.30
Capital Appreciation.........       17.10       15.48       22.34       20.70       30.25        2.50       20.80       16.98
Mortgage Securities..........        0.22        6.72        9.01        5.07       16.17       (1.61)       6.31        4.64
Index........................       12.09       28.06       32.61       22.09       36.55        0.94        9.12        6.82
International
 Opportunities...............       10.80       13.16        0.34       12.93       13.93       (1.94)      33.73       (4.43)
Dividend & Growth............        7.22       16.42       31.89       22.91       36.37        1.96*      --          --
International Advisers.......        6.61       13.35        5.52       11.79       15.84*      --          --          --
Small Company................       22.04       11.62       18.38        7.15*      --          --          --          --
MidCap.......................       24.07       26.57       13.81*      --          --          --          --          --
Growth & Income..............       12.34       19.05*      --          --          --          --          --          --
Global Leaders...............       13.55       31.88*      --          --          --          --          --          --
High Yield...................        3.23        3.58*      --          --          --          --          --          --
MARKET INDICES

Standard & Poor's 500 Stock
 Index.......................       12.38 %     28.55 %     33.35 %     22.95 %     37.52 %      1.31 %     10.06 %      7.61%
Standard & Poor's 400 Stock
 Index (MidCap)..............        6.87       19.11       32.25       19.18       30.88       (3.59)      11.03        7.58
Lehman Gov't./Corp. Bond
 Index.......................       (2.28)       9.47        9.76        2.90       19.24       (3.51)      11.03        7.58
90-Day Treasury Bills........        2.27        4.98        5.33        5.29        5.80        4.14        3.12        3.70
MSCI EAFEGDP.................        5.66       26.71        5.77        7.63       11.16        7.81       33.56       (9.65)
Russell 2000 Index...........        9.28       (2.55)      22.36       16.51       28.45       (1.82)      18.71       18.41
Russell 2500 Index...........       10.88        0.38       24.43       19.04       31.70       (1.07)      16.54       16.18
Lehman Brothers Mortgage
 Backed Bond Index...........        0.53        6.96        9.49        5.35       16.80       (1.61)       6.84        8.96

FUNDS
                                  1991        1990        1989
Stock........................      24.58%      (3.87)%     26.02%
Bond.........................      16.43        8.39       12.10
Money Market.................       6.01        8.09        9.10
Advisers.....................      20.33        1.26       21.72
Capital Appreciation.........      53.99      (10.90)      24.11
Mortgage Securities..........      14.71        9.70       13.13
Index........................      29.53       (3.99)      30.47
International
 Opportunities...............      13.00      (11.76)*     --
Dividend & Growth............      --          --          --
International Advisers.......      --          --          --
Small Company................      --          --          --
MidCap.......................      --          --          --
Growth & Income..............      --          --          --
Global Leaders...............      --          --          --
High Yield...................      --          --          --
MARKET INDICES
Standard & Poor's 500 Stock
 Index.......................      30.39 %     (3.11)%     31.62 %
Standard & Poor's 400 Stock
 Index (MidCap)..............      16.13        8.28       14.24
Lehman Gov't./Corp. Bond
 Index.......................      16.13        8.28       14.24
90-Day Treasury Bills........       5.90        7.95        8.67
MSCI EAFEGDP.................      10.73      --          --
Russell 2000 Index...........      46.04      (19.48)      16.26
Russell 2500 Index...........      46.69      (14.88)      19.43
Lehman Brothers Mortgage
 Backed Bond Index...........      15.72       10.72       15.35

 (a) For the six months ended June 30, 1999

 * The inception dates of the Funds are as follows: Stock and Bond Securities--August 31, 1977, HVA Money Market--June 30, 1980, Advisers-- March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage
    Securities--January 1, 1985, Index--May 1, 1987, International Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, Small Company--August 9, 1996, MidCap--July 15,1997, Growth & Income--May 29, 1998, High Yield and Global Leaders--September 30, 1998

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit when redeemed, may be worth more or less than the original cost. Results do not take ino account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with funds is intended.

             ---------------------------------------------------- 1
              ----------------------------------------------------

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------
ASSET-BACKED SECURITIES -- 3.9%
$ 3,600,000  California Infrastructure Pacific Gas &
              Electric, Series 1997-1, Class A6
               6.32% due 09/25/05....................  $  3,597,840
  3,250,000  California Infrastructure Southern
              California Edison, Series 1997-1, Class
              A3
               6.17% due 03/25/03....................     3,260,367
  7,400,000  California Infrastructure Southern
              California Edison, Series 1997-1, Class
              A6
               6.38% due 09/25/08....................     7,342,354
 11,400,000  Chemical Master Credit Card Trust,
              Series 1996-1, Class A
               5.55% due 09/15/03....................    11,344,824
  7,600,000  Comed Transitional Funding Trust, Series
              1998-1, Class A5
               5.44% due 03/25/07....................     7,274,720
  4,441,512  Premier Auto Trust, Series 1998-5, Class
              A2
               5.07% due 04/09/01....................     4,431,430
                                                       ------------
             Total asset-backed securities...........  $ 37,251,535
                                                       ------------
                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
    742,911  Oakwood Mortgage Investors, Inc., Series
              94-A, Class B1
               8.40% due 02/15/15....................  $    748,223
                                                       ------------
                                                       ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.1%
  5,718,811  Capital Lease Funding Securitization,
              Series 1997-CTL1, Class A1
               7.421% due 06/22/24...................  $  5,803,922
  5,175,000  DLJ Commercial Mortgage Corp., Series
              1998-CF1, Class B2
               7.33% due 01/15/10....................     4,718,772
                                                       ------------
             Total commercial mortgage-backed
             securities..............................  $ 10,522,694
                                                       ------------
                                                       ------------
CORPORATE NOTES -- 51.3%
             COLLEGES -- 1.2%
  7,700,000  Massachusetts Institute of Technology
               7.25% due 11/02/2096..................  $  7,614,922
  3,500,000  Yale University
               7.375% due 04/15/2096.................     3,489,965
                                                       ------------
                                                         11,104,887
                                                       ------------
             CONSUMER DURABLES -- 0.6%
  1,150,000  Federal-Mogul Corp.
               7.375% due 01/15/06...................     1,082,880
  4,500,000  TRW, Inc.
               7.125% due 06/01/09...................     4,388,391
                                                       ------------
                                                          5,471,271
                                                       ------------
             ENERGY & SERVICES -- 9.5%
  8,250,000  Amoco Company
               6.00% due 06/09/08....................     7,870,087
  2,225,000  CMS Energy Corp.
               6.75% due 01/15/04....................     2,103,612
    800,000  CMS Energy Corp.
               7.50% due 01/15/09....................       744,715
  5,100,000  Conoco, Inc.
               6.95% due 04/15/29....................     4,763,563

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

CORPORATE NOTES -- (CONTINUED)
           ENERGY & SERVICES -- (CONTINUED)

$ 5,400,000  Conoco, Inc.
               5.90% due 04/15/04....................  $  5,261,846
  6,500,000  Enterprise Oil PLC
               6.50% due 05/01/05....................     6,181,779
  3,000,000  Enterprise Oil PLC
               6.70% due 09/15/07....................     2,831,511
  1,200,000  Gulf Canada Resources Ltd.
               8.375% due 11/15/05...................     1,179,000
  1,000,000  Gulf Canada Resources Ltd.
               8.25% due 03/15/17....................       902,840
  6,500,000  Noble Drilling Corp.
               7.50% due 03/15/19....................     6,343,473
 11,800,000  Occidental Petroleum Corp.
               7.375% due 11/15/08...................    11,619,530
  3,600,000  Panhandle Eastern Pipeline
               6.125% due 03/15/04...................     3,501,961
  1,000,000  Pioneer Natural Resource
               6.50% due 01/15/08....................       853,450
  5,650,000  Pioneer Natural Resource
               7.20% due 01/15/28....................     4,347,477
  1,975,000  R&B Falcon Corp.
               6.75% due 04/15/05....................     1,659,000
  2,000,000  R&B Falcon Corp.
               7.375% due 04/15/18...................     1,440,000
  2,500,000  R&B Falcon Corp.
               11.375% due 03/15/09..................     2,587,500
  9,511,000  Seagull Energy Corp.
               7.50% due 09/15/27....................     7,875,269
  6,850,000  Tenneco, Inc.
               8.20% due 11/15/99....................     6,891,257
  1,000,000  Tesoro Petroleum Corp.
               9.00% due 07/01/08....................       972,500
  2,850,000  Tuboscope, Inc.
               7.50% due 02/15/08....................     2,479,500
  2,500,000  Union Oil Co. of California
               9.375% due 02/15/11...................     2,913,302
  4,500,000  Vastar Resource, Inc.
               6.50% due 04/01/09....................     4,358,925
                                                       ------------
                                                         89,682,097
                                                       ------------
             FINANCIAL SERVICES -- 10.4%
  1,765,000  Allstate Corp.
               6.75% due 05/15/18....................     1,698,291
  4,500,000  Associates Corporation of North America
               5.80% due 04/20/04....................     4,344,489
  5,100,000  Associates Corporation of North America
               5.75% due 11/01/03....................     4,941,741
  6,500,000  Bank of New York Co., Inc. (The)
               7.625% due 07/15/02...................     6,704,139
  3,750,000  BankBoston Corp.
               7.00% due 09/15/07....................     3,729,296
  3,000,000  Chase Manhattan Corp.
               7.75% due 11/01/99....................     3,016,692
  4,500,000  CIT Group, Inc.
               7.125% due 06/17/02...................     4,570,317
  4,450,000  CIT Group, Inc.
               5.57% due 12/08/03....................     4,245,856
 10,000,000  Ford Motor Credit Co.
               5.80% due 01/12/09....................     9,143,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

CORPORATE NOTES -- (CONTINUED)
           FINANCIAL SERVICES -- (CONTINUED)

$10,000,000  Ford Motor Credit Co.
               5.75% due 02/23/04....................  $  9,634,190
  3,800,000  General Motors Acceptance Corp.
               5.10% due 08/18/03....................     3,771,538
  1,000,000  General Motors Acceptance Corp.
               6.55% due 11/17/03....................       992,771
  4,850,000  Golden State Holdings
               6.75% due 08/01/01....................     4,790,655
  9,000,000  Goldman Sachs Group
               6.65% due 05/15/09....................     8,674,893
 14,560,000  NationsBank Corp.
               7.00% due 09/15/01....................    14,760,767
  4,300,000  Trenwick Group
               6.70% due 04/01/03....................     4,255,353
  7,150,000  Wachovia Corp.
               6.25% due 08/01/08....................     6,807,007
  3,050,000  Wachovia Corp.
               5.625% due 12/15/08...................     2,783,033
                                                       ------------
                                                         98,864,028
                                                       ------------
             FOOD, BEVERAGE & TOBACCO -- 0.9%
    400,000  Keebler Corp.
               10.75% due 07/01/06...................       437,215
  8,325,000  Seagram (J) & Sons, Inc.
               6.25% due 12/15/01....................     8,261,871
                                                       ------------
                                                          8,699,086
                                                       ------------
             HEALTH CARE -- 0.3%
   1,675,00  Columbia Healthcare
               7.50% due 12/15/23....................     1,327,241
  2,250,000  Columbia/HCA Healthcare Corp.
               7.50% due 11/15/95....................     1,775,045
                                                       ------------
                                                          3,102,286
                                                       ------------
             HOME BUILDING -- 0.4%
  2,800,000  U.S. Home Corp.
               8.25% due 08/15/04....................     2,751,000
  1,390,000  U.S. Home Corp.
               7.95% due 03/01/01....................     1,399,522
                                                       ------------
                                                          4,150,522
                                                       ------------
             HOTELS & GAMING -- 2.3%
    600,000  HMH Properties
               7.875% due 08/01/05...................       567,000
  3,100,000  La Quinta Motor Inns
               7.25% due 03/15/04....................     2,743,546
  5,500,000  Marriott International
               6.875% due 11/15/05...................     5,326,788
  4,825,000  MGM Grand, Inc.
               6.875% due 02/06/08...................     4,319,233
  2,765,000  Park Place Entertainment
               7.875% due 12/15/05...................     2,633,662
  6,531,000  Starwood Hotels & Resorts
               7.375% due 11/15/15...................     5,616,679
  1,000,000  Starwood Hotels & Resorts
               6.75% due 11/15/05....................       906,232
                                                       ------------
                                                         22,113,140
                                                       ------------
             INDUSTRIAL -- 5.3%
    520,000  Agriculture Minerals and Chemicals Co.
               10.75% due 09/30/03...................       515,450
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

           INDUSTRIAL -- (CONTINUED)

$ 1,800,000  Arco Chemical Co.
               9.80% due 02/01/20....................  $  1,757,700
  1,500,000  Bowater
               8.50% due 12/15/01....................     1,558,837
  2,550,000  Domtar, Inc.
               9.50% due 08/01/16....................     2,703,000
  5,700,000  du Pont (E.I.) de Nemours & Co.
               6.75% due 09/01/07....................     5,730,956
 10,000,000  James River Corp.
               6.75% due 10/01/99....................    10,013,260
  6,200,000  Placer Dome, Inc.
               7.125% due 06/15/07...................     5,815,327
    800,000  Polaroid Corporation
               11.50% due 02/15/06...................       850,000
  7,400,000  Ralcorp Holdings, Inc.
               8.75% due 09/15/04....................     8,103,599
  3,750,000  Raytheon Co.
               6.15% due 11/01/08....................     3,527,681
  2,600,000  Tyco International Group
               6.125% due 01/15/09...................     2,413,988
  7,650,000  United Technologies Corp.
               6.50% due 06/01/09....................     7,478,081
                                                       ------------
                                                         50,467,879
                                                       ------------
             MEDIA & SERVICES -- 3.7%
  5,000,000  British Sky Broadcasting
               6.875% due 02/23/09...................     4,559,580
    232,000  CBS Corp.
               8.875% due 06/01/22...................       233,936
  1,000,000  Continental Cablevision, Inc.
               9.50% due 08/01/13....................     1,154,303
  1,750,000  CSC Holdings, Inc.
               7.25% due 07/15/08....................     1,662,500
    500,000  CSC Holdings, Inc.
               9.875% due 02/15/13...................       533,750
  1,305,000  Hollinger International Publishing
               8.625% due 03/15/05...................     1,321,312
  3,400,000  Jones Intercable, Inc.
               10.50% due 03/01/08...................     3,638,000
    900,000  Jones Intercable, Inc.
               7.625% due 04/15/08...................       900,000
    400,000  Jones Intercable, Inc.
               9.625% due 03/15/02...................       422,000
  4,000,000  Liberty Media
               7.875% due 07/15/09...................     3,976,160
  6,500,000  News America Holdings
               7.70% due 10/30/25....................     6,294,788
    865,000  News America, Inc.
               7.30% due 04/30/28....................       797,299
  3,019,000  Time Warner Entertainment, Inc.
               8.875% due 10/01/12...................     3,392,574
  5,900,000  Turner Broadcasting System, Inc.
               7.40% due 02/01/04....................     6,014,991
                                                       ------------
                                                         34,901,193
                                                       ------------
             PACKAGES & CONTAINERS -- 0.1%
  1,000,000  Owens-Illinois, Inc.
               8.10% due 05/15/07....................       984,975
                                                       ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

CORPORATE NOTES -- (CONTINUED)

             RETAIL -- 3.9%
$ 2,700,000  Ahold Finance USA, Inc.
               6.25% due 05/01/09....................  $  2,546,432
  6,000,000  Fred Meyer, Inc.
               7.375% due 03/01/05...................     6,080,562
  5,000,000  Kmart Corp.
               8.96% due 12/10/19....................     5,081,075
  1,750,000  Kmart Corp.
               7.75% due 10/01/12....................     1,737,695
  4,000,000  Kmart Corp.
               12.50% due 03/01/05...................     4,700,980
  6,500,000  Kroger Co. (The)
               7.00% due 05/01/18....................     6,059,807
  1,300,000  Safeway, Inc.
               6.50% due 11/15/08....................     1,245,806
  8,585,000  Stop & Shop Companies, Inc.
               9.75% due 02/01/02....................     9,169,338
                                                       ------------
                                                         36,621,695
                                                       ------------
             SHIPBUILDING -- 0.2%
  2,000,000  Newport News Shipbuilding
               8.625% due 12/01/06...................     2,100,000
                                                       ------------
             TELECOMMUNICATIONS -- 3.7%
  7,000,000  AT&T Corp.
               7.00% due 05/15/05....................     7,080,101
  9,500,000  AT&T Corp.
               6.50% due 03/15/29....................     8,544,167
  1,100,000  MCI WorldCom, Inc.
               8.875% due 01/15/06...................     1,167,089
  1,230,000  Rogers Cablesystems, Inc.
               10.125% due 09/01/12..................     1,317,637
    115,000  Rogers Cablesystems, Inc.
               9.625% due 08/01/02...................       120,175
  1,350,000  Rogers Cantel Mobile, Inc.
               8.30% due 10/01/07....................     1,333,125
  9,000,000  Sprint Capital Corp.
               6.90% due 05/01/19....................     8,375,562
  7,000,000  Tele-Communications, Inc.
               8.35% due 02/15/05....................     7,527,317
                                                       ------------
                                                         35,465,173
                                                       ------------
             TRANSPORTATION -- 1.9%
    400,000  AMR Corp.
               10.00% due 03/07/01...................       420,004
  6,653,430  Continental Airlines, Inc.
               7.461% due 04/01/13...................     6,781,043
  4,000,000  CSX Corp.
               7.25% due 05/01/04....................     4,056,744
  1,100,000  Interpool, Inc.
               7.35% due 08/01/07....................     1,036,060
    900,000  Interpool, Inc.
               7.20% due 08/01/07....................       842,241
  4,596,047  U.S. Air Inc., Series - Class A
               6.76% due 04/15/08....................     4,493,232
                                                       ------------
                                                         17,629,324
                                                       ------------
             UTILITIES -- 6.3%
  1,400,000  Calpine Corp.
               7.875% due 04/01/08...................     1,323,000
  1,650,000  Calpine Corp.
               7.625% due 04/15/06...................     1,553,062
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

           UTILITIES -- (CONTINUED)

$ 1,500,000  Chesapeake & Potomac Telephone Co.
               8.30% due 08/01/31....................  $  1,689,420
  1,750,000  Cleveland Electric Illuminating Co.
               7.13% due 07/01/07....................     1,748,376
  3,300,000  Connecticut Light & Power Co.
               7.875% due 10/01/24...................     3,380,091
  4,500,000  El Paso Electric Co.
               8.90% due 02/01/06....................     4,823,397
  1,341,000  El Paso Electric Co.
               9.40% due 05/01/11....................     1,484,735
  7,250,000  Illinois Power Co.
               6.25% due 07/15/02....................     7,136,747
  4,725,000  Niagara Mohawk Power Corp.
               6.875% due 03/01/01...................     4,763,877
  6,850,000  Niagara Mohawk Power Corp.
               7.25% due 10/01/02....................     6,897,806
 13,150,000  PacifiCorp
               6.375% due 05/15/08...................    12,698,323
  3,100,000  PacifiCorp
               6.12% due 01/15/06....................     2,977,333
  6,000,000  Philadelphia Electric
               5.625% due 11/01/01...................     5,907,636
  4,000,000  Public Service EI-IBC
               7.00% due 09/01/24....................     3,761,956
                                                       ------------
                                                         60,145,759
                                                       ------------
             WASTE MANAGEMENT -- 0.5%
  5,750,000  Browning-Ferris, Inc.
               7.40% due 09/15/35....................     4,633,580
                                                       ------------
             Total corporate notes...................  $486,136,895
                                                       ------------
                                                       ------------
ENHANCED EQUIPMENT TRUST CERTIFICATES -- 0.3%
  2,312,001  Norwest Airlines Trust, Series 2
               11.30% due 06/21/14...................  $  2,674,707
                                                       ------------
                                                       ------------
FOREIGN/YANKEE BONDS & NOTES -- 6.8%
             FOREIGN CORPORATIONS -- 0.7%
  6,000,000  KFW International Finance, Inc.
               9.50% due 12/15/00....................  $  6,303,852
                                                       ------------
             FOREIGN GOVERNMENTS -- 6.0%
 12,545,000  Abbey National First Capital (Yankee)
               8.20% due 10/15/04....................    13,291,753
  7,000,000  Bayerische Landesbank NY
               6.20% due 02/09/06....................     6,731,529
  6,775,000  Landesbank Baden-Wuerttemberg
               7.625% due 02/01/23...................     7,102,821
  2,100,000  Petroleos Mexicanos
               9.50% due 09/15/27....................     1,979,250
  3,200,000  Province of Alberta
               4.875% due 10/29/03...................     3,027,552
  3,563,000  Province of Manitoba
               5.50% due 10/01/08....................     3,250,972
  5,350,000  Quebec Province
               5.75% due 02/15/09....................     4,908,625
      5,600  Republic of Argentina
               8.375% due 12/20/03...................        39,200
  3,200,000  Republic of Colombia
               9.75% due 04/23/09....................     2,640,000
  1,650,000  Republic of Colombia
               7.625% due 02/15/07...................     1,250,370

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
           FOREIGN GOVERNMENTS -- (CONTINUED)

$ 2,000,000  Republic of Panama
               8.875% due 09/30/27...................  $  1,640,000
  2,000,000  Republic of Venezuela, Discount Series A
               5.8125% due 03/31/20..................     1,360,000
  2,000,000  Russian Federation (The)
               10.00% due 06/26/07...................       998,750
  5,400,000  United Mexican States
               6.25% due 12/31/19....................     4,006,125
    750,000  United Mexican States
               6.25% due 12/31/19....................       556,406
  5,000,000  United Mexican States Discount Bond
               5.8743% due 12/31/19..................     4,168,750
                                                       ------------
                                                         56,952,103
                                                       ------------
             YANKEE BONDS -- 0.1%
  1,000,000  Swiss Bank Corporation - NY
               7.375% due 06/15/17...................       988,587
                                                       ------------
             Total foreign/yankee bonds & notes......  $ 64,244,542
                                                       ------------
                                                       ------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  5,000,000  Duke Realty LP
               7.25% due 09/22/02....................  $  5,025,615
                                                       ------------
                                                       ------------
SUPRANATIONAL -- 1.0%
  7,900,000  Inter-American Development Bank
               8.875% due 06/01/09...................  $  9,254,842
                                                       ------------
                                                       ------------
U.S. TREASURIES & FEDERAL AGENCIES -- 32.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION --
             8.6%
  4,000,000  5.25%   due 01/15/03....................  $  3,897,600
 66,447,074  6.00%   due 07/01/12 - 10/01/28.........    64,062,011
  2,892,176  6.48%   due 12/01/05....................     2,881,134
  5,739,478  6.50%   due 10/01/12 - 09/01/28.........     5,627,660
  5,000,000  6.95%   due 07/15/04....................     5,048,200
                                                       ------------
                                                         81,516,605
                                                       ------------
             U.S. TREASURY BONDS -- 12.5%
  5,100,000  6.125%  due 11/15/27....................     5,052,187
  5,660,000  6.50%   due 11/15/26....................     5,858,100
    692,000  6.75%   due 08/15/26....................       738,277
 15,330,000  6.875%  due 08/15/25....................    16,551,617
    940,000  7.50%   due 11/15/24....................     1,088,050
  2,150,000  7.625%  due 02/15/25....................     2,525,579
 22,175,000  8.125%  due 08/15/19....................    26,720,875
  5,100,000  8.75%   due 05/15/17....................     6,418,033
 31,295,000  8.875%  due 08/15/17....................    39,862,006
  4,750,000  10.625% due 08/15/15....................     6,814,768
  5,830,000  11.875% due 11/15/03....................     7,167,256
                                                       ------------
                                                        118,796,748
                                                       ------------
             U.S. TREASURY INFLATION-INDEXED
             SECURITIES -- 5.8%
  6,168,641  3.375%  due 01/15/07....................     6,086,702
 49,853,028  3.625%  due 07/15/02 - 04/15/28.........    48,776,318
                                                       ------------
                                                         54,863,020
                                                       ------------
             U.S. TREASURY NOTES -- 5.1%
  4,250,000  6.25%   due 04/30/01....................     4,301,799
  8,430,000  6.625%  due 03/31/02 - 05/15/07.........     8,670,066
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
           U.S. TREASURY NOTES -- (CONTINUED)

$18,360,000  6.875%  due 05/15/06....................  $ 19,329,646
 15,445,000  7.00%   due 07/15/06....................    16,362,046
                                                       ------------
                                                         48,663,557
                                                       ------------
             Total U.S. treasuries & federal
             agencies................................  $303,839,930
                                                       ------------
                                                       ------------
SHORT-TERM SECURITIES -- 1.8%
             REPURCHASE AGREEMENT
$17,513,000  Interest in $153,141,000 joint
             repurchase agreement dated 06/30/99 with
             State Street Bank 4.800% due 07/01/99;
             maturity amount $17,515,335
             (Collateralized by $153,141,000 U.S.
             Treasury Bonds 8.125% due 05/15/21).....  $ 17,513,000
                                                       ------------
                                                       ------------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $37,406,440)...........................    3.9% $ 37,251,535
Total collateralized mortgage
 obligations (cost $741,170)............    0.1       748,223
Total commercial mortgage-backed
 securities (cost $10,673,593)..........    1.1    10,522,694
Total corporate notes (cost
 $497,158,179)..........................   51.3   486,136,895
Total enhanced equipment trust
 certificates (cost $2,852,563).........    0.3     2,674,707
Total foreign/yankee bonds & notes (cost
 $67,170,865)...........................    6.8    64,244,542
Total real-estate investment trust (cost
 $4,978,900)............................    0.5     5,025,615
Total supranational (cost $9,911,679)...    1.0     9,254,842
Total U.S. treasuries & federal agencies
 (cost $313,570,702)....................   32.1   303,839,930
Total short-term securities (cost
 $17,513,000)...........................    1.8    17,513,000
                                          -----  ------------
Total investment in securities (total
 cost $961,977,091).....................   98.9   937,211,983
Cash, receivables and other assets......    3.7    34,655,538
Payable for securities purchased........   (2.2)  (21,010,563)
Payable for Fund shares redeemed........   (0.3)   (2,951,030)
Other liabilities.......................   (0.1)       (8,482)
                                          -----  ------------
Net assets..............................  100.0% $947,897,446
                                          -----  ------------
                                          -----  ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000,000 shares authorized; 907,816,134
 shares outstanding...............................  $ 90,781,613
Capital surplus...................................   858,941,972
Accumulated undistributed net investment income...    27,112,752
Distribution in excess of net realized gain on
 investments......................................    (4,173,783)
Unrealized depreciation of investments............   (24,765,108)
                                                    ------------
Net assets........................................  $947,897,446
                                                    ------------
                                                    ------------

Class IA
Net assets value per share ($937,915,440
  DIVIDED BY 897,555,942 shares outstanding)
 (1,600,000,000 shares authorized)................  $1.04
                                                    -----
                                                    -----
Class IB
Net assets value per share ($9,982,006
  DIVIDED BY 10,260,192 shares outstanding)
 (400,000,000 shares authorized)..................  $0.97
                                                    -----
                                                    -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 96.6%
              AEROSPACE & DEFENSE -- 2.6%
   2,000,000  AlliedSignal, Inc.......................  $  126,000,000
   1,400,000  United Technologies Corporation.........     100,362,500
                                                        --------------
                                                           226,362,500
                                                        --------------
              COMMUNICATIONS
              EQUIPMENT -- 4.0%
  *2,625,000  Cisco Systems, Inc......................     169,312,500
   2,600,000  Lucent Technologies, Inc................     175,337,500
                                                        --------------
                                                           344,650,000
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.0%
   1,600,000  Compaq Computer Corporation.............      37,900,008
   1,300,000  International Business Machines Corp....     168,025,000
   2,350,000  Xerox Corporation.......................     138,796,875
                                                        --------------
                                                           344,721,883
                                                        --------------
              CONSUMER DURABLES -- 0.9%
   1,350,000  Ford Motor Co...........................      76,190,625
                                                        --------------
              CONSUMER NON-DURABLES -- 1.5%
   1,430,000  Procter & Gamble Co.....................     127,627,500
                                                        --------------
              ELECTRONICS -- 7.6%
  *1,100,000  Altera Corporation......................      40,493,750
    *735,000  Analog Devices, Inc.....................      36,887,812
   2,530,000  General Electric Company................     285,890,000
   2,440,000  Intel Corporation.......................     145,180,000
  *1,600,000  Micron Technology, Inc..................      64,499,950
     550,000  Texas Instruments, Inc..................      79,750,000
                                                        --------------
                                                           652,701,512
                                                        --------------
              ENERGY & SERVICES -- 6.9%
     700,000  Chevron Corporation.....................      66,631,250
     400,000  Conoco, Inc.............................      11,150,000
   2,400,000  Exxon Corporation.......................     185,100,000
   2,050,000  Royal Dutch Petroleum...................     123,512,500
     556,100  Santa Fe International Corporation......      12,790,300
   1,850,000  Schlumberger Ltd........................     117,821,875
   1,875,000  Unocal Corporation......................      74,296,875
                                                        --------------
                                                           591,302,800
                                                        --------------
              FINANCIAL SERVICES -- 13.9%
     500,000  Ace Ltd.................................      14,125,000
   1,355,900  American General Corporation............     102,200,962
   1,105,000  American International Group, Inc.......     129,354,062
   4,107,000  Associates First Capital Corporation....     181,991,437
   3,079,500  Citigroup, Inc..........................     146,276,250
     500,000  First Union Corporation.................      23,500,000
   2,850,000  Franklin Resources, Inc.................     115,781,250
   2,300,000  Marsh & McLennan Companies, Inc.........     173,650,000
   1,650,000  Merrill Lynch & Co., Inc................     131,896,875
   1,350,000  State Street Corporation................     115,256,250
   1,500,000  U.S. Bancorp............................      51,000,000
                                                        --------------
                                                         1,185,032,086
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 3.1%
   2,890,000  Philip Morris Co., Inc..................     116,141,875
  *1,650,000  Safeway, Inc............................      81,675,000

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

            FOOD, BEVERAGE & TOBACCO -- (CONTINUED)

   1,005,357  Unilever N.V. New York Shares...........  $   70,123,650
                                                        --------------
                                                           267,940,525
                                                        --------------
              HEALTH CARE -- 14.4%
   2,460,000  Abbott Laboratories.....................     111,930,000
   2,950,000  American Home Products Corporation......     169,625,000
   1,550,000  Baxter International, Inc...............      93,968,750
  *1,232,100  Boston Scientific Corporation...........      54,135,393
     200,000  Bristol-Myers Squibb Company............      14,087,500
   1,400,000  Cardinal Health, Inc....................      89,775,000
     100,000  Guidant Corporation.....................       5,143,750
   1,300,000  Johnson & Johnson Co....................     127,400,000
   2,100,000  Merck & Co., Inc........................     155,400,000
    *375,000  Pe Corp - Celera Genomics Group.........       6,070,312
     700,000  Pe Corporation - Pe Biosystems Group....      80,325,000
   1,800,000  Pharmacia & Upjohn, Inc.................     102,262,500
   1,100,000  Service Corporation International.......      21,175,000
   1,302,350  ServiceMaster Company (The).............      24,419,062
     700,000  SmithKline Beecham PLC ADR..............      46,243,750
   1,900,000  Warner-Lambert Company..................     131,812,500
                                                        --------------
                                                         1,233,773,517
                                                        --------------
              INDUSTRIAL MATERIALS -- 4.7%
   1,700,000  Alcoa, Inc..............................     105,187,500
     550,000  Dow Chemical Company....................      69,781,250
   1,450,000  du Pont (E.I.) de Nemours & Co..........      99,053,125
   1,000,000  Praxair, Inc............................      48,937,500
    *300,000  Sealed Air Corporation..................      19,462,500
     850,000  Weyerhaeuser Company....................      58,437,500
                                                        --------------
                                                           400,859,375
                                                        --------------
              MANUFACTURING -- 2.2%
     650,000  Caterpillar, Inc........................      39,000,000
     200,000  Corning, Inc............................      14,025,000
     490,000  Illinois Tool Works, Inc................      40,180,000
   1,000,000  Tyco International, Ltd.................      94,750,000
                                                        --------------
                                                           187,955,000
                                                        --------------
              MEDIA & SERVICES -- 4.7%
  *2,200,000  AT&T Liberty Media Group - Class A......      80,850,000
  *1,730,000  CBS Corporation.........................      75,146,875
   2,438,900  Gannett Co., Inc........................     174,076,487
   2,300,000  Walt Disney Company (The)...............      70,868,750
                                                        --------------
                                                           400,942,112
                                                        --------------
              REAL ESTATE -- 0.1%
      *6,150  Security Capital Group, Inc.............       4,458,750
                                                        --------------
              RETAIL -- 8.5%
   1,700,000  CVS Corporation.........................      86,275,000
   2,362,500  Gap, Inc. (The).........................     119,010,937
   2,505,000  Home Depot, Inc. (The)..................     161,415,937
   3,850,000  McDonald's Corporation..................     159,053,125
  *1,185,000  Staples, Inc............................      36,660,937
   3,400,000  Wal-Mart Stores, Inc....................     164,050,000
                                                        --------------
                                                           726,465,936
                                                        --------------
              SOFTWARE & SERVICES -- 6.9%
   1,851,000  Automatic Data Processing, Inc..........      81,444,000
  *1,000,000  Computer Sciences Corp..................      69,187,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)

   1,216,600  Electronic Data Systems Corporation.....  $   68,813,937
   1,600,000  First Data Corporation..................      78,300,000
  *3,200,000  Microsoft Corporation...................     288,600,000
                                                        --------------
                                                           586,345,437
                                                        --------------
              TRANSPORTATION -- 2.5%
  *1,470,000  AMR Corporation.........................     100,327,500
     300,000  CSX Corp................................      13,593,750
   1,800,000  Southwest Airlines Co...................      56,025,000
     750,000  Union Pacific Corporation...............      43,734,375
                                                        --------------
                                                           213,680,625
                                                        --------------
              UTILITIES -- 8.0%
   2,610,000  AT&T Corp...............................     145,670,625
   2,200,000  Bell Atlantic Corporation...............     143,825,000
  *2,471,950  MCI WorldCom, Inc.......................     213,205,687
   3,150,000  SBC Communications, Inc.................     182,700,000
                                                        --------------
                                                           685,401,312
                                                        --------------
              Total common stocks.....................  $8,256,411,495
                                                        --------------
                                                        --------------
PREFERRED STOCKS -- 0.6%
              COMMUNICATIONS
              EQUIPMENT -- 0.5%
     500,000  Nokia Corp. - Sponsored ADR.............  $   45,781,250
                                                        --------------
              INDUSTRIAL MATERIALS -- 0.1%
     203,500  Monsanto Company........................       8,165,437
                                                        --------------
              Total Preferred Stocks..................  $   53,946,687
                                                        --------------
                                                        --------------
 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 4.5%
              REPURCHASE AGREEMENT
$383,419,000  Interest in $1,933,099,000 joint
              repurchase agreement dated 06/30/99 with
              State Street Bank 4.822% due 07/01/99;
              maturity amount $383,470,361
              (Collateralized by $125,000,000 U.S.
              Treasury Notes 6.625% due 05/15/07,
              $1,170,609,000 U.S. Treasury Bonds
              6.125% - 12.000% due 08/15/13 -
              11/15/27, $637,490,000 U.S. Treasury
              Strips (principal) 0.00% due 06/30/00 -
              05/15/15)...............................  $  383,419,000
                                                        --------------
                                                        --------------

                                                     MARKET
                                                     VALUE
                                                 --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $5,250,350,987)........................   96.6% $8,256,411,495
Total preferred stocks (cost
 $41,686,540)...........................    0.6      53,946,687
Total short-term securities (cost
 $383,419,000)..........................    4.5     383,419,000
                                          -----  --------------
Total investment in securities (total
 cost $5,675,456,527)...................  101.7  $8,693,777,182
Cash, receivables and other assets......    1.4     119,215,172
Payable for securities purchased........   (3.0)   (256,075,901)
Payable for Fund shares redeemed........   (0.1)     (6,891,862)
Other liabilities.......................   (0.0)       (111,375)
                                          -----  --------------
Net assets..............................  100.0% $8,549,913,216
                                          -----  --------------
                                          -----  --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,297,054,972
 shares outstanding...............................  $  129,705,497
Capital surplus...................................   4,965,372,344
Accumulated undistributed net investment income...      35,188,899
Accumulated undistributed net realized gain on
 investments......................................     401,325,821
Unrealized appreciation of investments............   3,018,320,655
                                                    --------------
Net assets........................................  $8,549,913,216
                                                    --------------
                                                    --------------

Class IA
Net assets value per share ($8,521,637,814
  DIVIDED BY 1,252,229,806 shares outstanding)
 (2,250,000,000 shares authorized)................  $6.81
                                                    -----
                                                    -----
Class IB
Net assets value per share ($28,275,402
  DIVIDED BY 44,825,166 shares outstanding)
 (750,000,000 shares authorized)..................  $0.63
                                                    -----
                                                    -----

  *  Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                            --------------
COMMERCIAL PAPER -- 61.3%
$20,000,000  Abbey National, North America
               4.93% due 01/18/00....................  $   19,449,483
 10,000,000  Abbey National, North America
               5.00% due 09/08/99....................       9,904,166
 20,000,000  Abbott Laboratories
               4.80% due 07/08/99....................      19,981,333
  8,000,000  American Honda Finance
               4.95% due 07/07/99....................       7,993,400
 20,000,000  Anz (Delaware), Inc.
               4.93% due 11/22/99....................      19,605,627
 30,000,000  Aristar, Inc.
               5.18% due 08/16/99....................      29,801,433
 10,000,000  BankAmerica Corp.
               5.05% due 02/14/00....................       9,680,166
 10,000,000  BankAmerica Corp.
               4.81% due 08/09/99....................       9,947,891
 25,000,000  Bradford and Bingley
               4.84% due 10/25/99....................      24,610,111
 15,000,000  Cafco
               5.04% due 08/02/99....................      14,932,800
 10,000,000  Cafco
               4.93% due 07/20/99....................       9,973,980
  5,000,000  Cafco
               4.89% due 07/06/99....................       4,996,604
 20,000,000  Campbell Soup Company
               4.83% due 01/31/00....................      19,425,766
 10,000,000  Christiania Capital Corp.
               4.82% due 10/04/99....................       9,872,805
 10,000,000  Ciesco L.P.
               5.13% due 08/02/99....................       9,954,400
 20,000,000  Ciesco L.P.
               5.05% due 08/24/99....................      19,848,500
 10,000,000  Coca-Cola Company, (The)
               4.81% due 07/12/99....................       9,985,302
 10,000,000  Daimler Benz N.A.
               4.80% due 08/30/99....................       9,920,000
 10,000,000  Daimler Chrysler
               4.82% due 07/13/99....................       9,983,933
 15,000,000  du Pont (E.I.) de Nemours & Company
               4.83% due 09/07/99....................      14,863,150
 10,000,000  du Pont (E.I.) de Nemours & Company
               4.81% due 07/12/99....................       9,985,302
 20,000,000  Electronic Data Systems
               4.95% due 07/26/99....................      19,931,250
 10,000,000  Ford Motor Credit Co.
               4.88% due 07/12/99....................       9,985,088
 10,000,000  Ford Motor Credit Co.
               4.79% due 07/08/99....................       9,990,686
 10,000,000  General Electric Capital Corp.
               4.87% due 08/30/99....................       9,918,833
 20,000,000  General Mills, Inc.
               4.78% due 07/19/99....................      19,952,200
 10,000,000  General Mills, Inc.
               4.84% due 07/06/99....................       9,993,277
 10,000,000  Goldman Sachs Group
               5.12% due 10/18/99....................       9,844,977
  5,000,000  Goldman Sachs Group
               4.94% due 11/01/99....................       4,915,608

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                            --------------

$20,000,000  Halifax PLC
               4.83% due 09/07/99....................  $   19,817,533
  5,000,000  International Lease Finance
               4.84% due 07/07/99....................       4,995,966
  5,000,000  International Lease Finance
               4.83% due 07/19/99....................       4,987,925
 10,000,000  International Lease Finance
               4.78% due 07/06/99....................       9,993,361
 20,000,000  Johnson & Johnson
               4.83% due 07/12/99....................      19,970,483
 10,000,000  KFW International
               4.78% due 07/23/99....................       9,970,788
 20,000,000  Lucent Technologies, Inc.
               4.92% due 01/24/00....................      19,434,200
 20,000,000  Market Street Funding, Inc.
               5.10% due 07/26/99....................      19,929,166
 10,000,000  Merita Bank Ltd.
               5.18% due 08/09/99....................       9,943,883
 10,000,000  Merita Bank Ltd.
               4.81% due 10/06/99....................       9,870,397
 10,000,000  Merita Bank Ltd.
               4.80% due 07/06/99....................       9,993,333
 10,000,000  Morgan (J.P.) & Co.
               5.18% due 11/22/99....................       9,792,800
  5,000,000  National Rural Utilities
               4.90% due 10/19/99....................       4,925,138
 20,000,000  Nationwide Building Society
               4.82% due 08/10/99....................      19,892,888
  5,000,000  Southland Corp.
               4.82% due 07/27/99....................       4,982,594
 10,000,000  Swedbank, Inc.
               4.84% due 08/26/99....................       9,924,711
 10,000,000  Toyota Motor Credit Corp.
               4.80% due 07/01/99....................      10,000,000
 20,000,000  Volkswagon of America
               4.90% due 09/10/99....................      19,806,722
 10,190,000  Wood Street Funding Corp.
               4.94% due 07/13/99....................      10,173,220
 10,000,000  Wood Street Funding Corp.
               4.94% due 07/16/99....................       9,979,416
                                                       --------------
             Total commercial paper..................  $  627,632,595
                                                       --------------
                                                       --------------
CORPORATE NOTES -- 34.6%
 14,000,000  Air Products and Chemicals
               8.22% due 12/07/99....................  $   14,162,552
  8,000,000  Association Corporation of North America
               6.68% due 09/17/99....................       8,018,868
 10,000,000  BankAmerica Corporation
               6.44% due 02/09/00....................      10,014,255
 20,000,000  Citigroup, Inc.
               5.3195% due 02/03/00..................      20,011,432
 20,000,000  Comerica
               4.8788% due 02/02/00..................      19,996,515
 10,000,000  Countrywide Home Loans
               5.6875% due 08/30/99..................      10,000,000
 10,000,000  Countrywide Home Loans
               5.472% due 10/29/99...................      10,000,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL
  AMOUNT                                                   VALUE
-----------                                            --------------

CORPORATE NOTES -- (CONTINUED)

$20,000,000  Dow Chemical
               4.90% due 03/15/00....................  $   19,994,773
 10,000,000  First Union National Bank
               4.945% due 03/10/00...................      10,000,000
 14,000,000  First Union National Bank
               5.4369% due 11/17/99..................      14,003,717
 20,000,000  General Motors Acceptance Corp.
               5.605% due 02/03/00...................      20,001,215
 20,000,000  Goldman Sachs Group
               5.0497% due 02/01/00..................      20,000,000
 20,000,000  Honda Motor Corp.
               5.00% due 02/23/00....................      19,996,193
 10,000,000  Key Bank N.A.
               5.6488% due 08/20/99..................       9,999,974
  5,000,000  Key Bank N.A.
               5.44% due 09/15/99....................       5,000,042
 10,000,000  Key Bank N.A.
               5.61% due 01/31/00....................       9,998,932
 20,000,000  Merrill Lynch & Co., Inc.
               5.6075% due 08/13/99..................      20,000,000
 25,000,000  Morgan (J.P.) & Co.
               5.575% due 02/25/00...................      25,003,131
 10,000,000  Morgan Stanley Group
               5.7475% due 03/10/00..................      10,007,375
 15,000,000  Morgan Stanley Group
               5.705% due 01/20/00...................      15,010,244
 19,250,000  PepsiCo, Inc.
               5.4975% due 08/19/99..................      19,247,083
 24,000,000  Texaco Capital, Inc.
               4.845% due 05/03/00...................      23,981,078
 20,000,000  Wells Fargo & Co.
               4.8913% due 03/10/00..................      19,992,436
                                                       --------------
             Total corporate notes...................  $  354,439,815
                                                       --------------
                                                       --------------
REPURCHASE AGREEMENT -- 6.3%
$64,466,000    Interest in $153,141,000 joint
               repurchase agreement dated 06/30/99
               with State Street Bank 4.800% due
               07/01/99; maturity amount $64,474,595
               (Collateralized by $153,141,000 U.S.
               Treasury Bonds 8.125% due 05/15/21)...  $   64,466,000
                                                       --------------
                                                       --------------

                                                     VALUE
                                                 --------------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
 $627,632,595)..........................   61.3% $  627,632,595
Total corporate notes (cost
 $354,439,815)..........................   34.6     354,439,815
Total repurchase agreement (cost
 $64,466,000)...........................    6.3      64,466,000
                                          -----  --------------
Total investment in securities
 (total cost $1,046,538,410)............  102.2   1,046,538,410
Cash, receivables and other assets......    0.7       6,910,788
Payable for Fund shares redeemed........   (2.4)    (24,955,623)
Payable for dividends...................   (0.4)     (3,901,395)
Other liabilities.......................   (0.1)       (178,765)
                                          -----  --------------
Net assets..............................  100.0% $1,024,413,415
                                          -----  --------------
                                          -----  --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,024,413,415
 shares outstanding...............................  $  102,441,341
Capital surplus...................................     921,972,074
                                                    --------------
Net assets........................................  $1,024,413,415
                                                    --------------
                                                    --------------
Class IA
Shares of benefical interest outstanding, $0.10
 par value 2,475,000,000 shares authorized (Net
 assets $1,018,656,601)...........................   1,018,656,601
                                                    --------------
                                                    --------------

Net asset value...................................  $1.00
                                                    -----
                                                    -----

Class IB
Shares of benefical interest outstanding, $0.10
 par value 525,000,000 shares authorized (Net
 assets $5,756,814)...............................      5,756,814
                                                    -------------
                                                    -------------

Net asset value...................................  $1.00
                                                    -----
                                                    -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
------------                                                 ---------------
ASSET-BACKED SECURITIES -- 0.3%
S$43,000,000  Aesop Funding II LLC Series 1998-1, Class A
                6.140% due 05/20/06........................  $    42,147,740
                                                             ---------------
                                                             ---------------

   SHARES
------------
COMMON STOCKS -- 60.3%
              AEROSPACE & DEFENSE -- 1.6%
   1,850,000  AlliedSignal, Inc............................  $   116,550,000
   1,400,000  United Technologies Corporation..............      100,362,500
                                                             ---------------
                                                                 216,912,500
                                                             ---------------
              COMMUNICATIONS
              EQUIPMENT -- 2.5%
  *2,600,000  Cisco Systems, Inc...........................      167,700,000
   2,400,000  Lucent Technologies, Inc.....................      161,850,000
                                                             ---------------
                                                                 329,550,000
                                                             ---------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 2.7%
   1,100,000  Compaq Computer Corporation..................       26,056,264
   1,440,000  International Business Machines
              Corp.........................................      186,120,000
   2,450,000  Xerox Corporation............................      144,703,125
                                                             ---------------
                                                                 356,879,389
                                                             ---------------
              CONSUMER DURABLES -- 0.6%
   1,350,000  Ford Motor Co................................       76,190,625
                                                             ---------------
              CONSUMER NON-DURABLES -- 0.9%
   1,375,000  Procter & Gamble Co..........................      122,718,750
                                                             ---------------
              ELECTRONICS -- 4.8%
    *800,000  Altera Corporation...........................       29,450,000
    *600,000  Analog Devices, Inc..........................       30,112,500
   2,565,000  General Electric Company.....................      289,845,000
   2,700,000  Intel Corporation............................      160,650,000
  *1,350,000  Micron Technology, Inc.......................       54,421,875
     550,000  Texas Instruments, Inc.......................       79,750,000
                                                             ---------------
                                                                 644,229,375
                                                             ---------------
              ENERGY & SERVICES -- 4.2%
     800,000  Chevron Corporation..........................       76,150,000
     400,000  Conoco, Inc..................................       11,150,000
   2,300,000  Exxon Corporation............................      177,387,500
   2,050,000  Royal Dutch Petroleum........................      123,512,500
   1,770,000  Schlumberger Ltd.............................      112,726,875
   1,675,000  Unocal Corporation...........................       66,371,875
                                                             ---------------
                                                                 567,298,750
                                                             ---------------
              FINANCIAL SERVICES -- 8.8%
   1,000,000  Ace Ltd......................................       28,250,000
   1,200,000  American General Corporation.................       90,450,000
   1,100,000  American International Group, Inc............      128,768,750
   3,955,400  Associates First Capital Corporation.........      175,273,662
   2,850,000  Citigroup, Inc...............................      135,375,000
     600,000  First Union Corporation......................       28,200,000
   2,850,000  Franklin Resources, Inc......................      115,781,250
   2,395,000  Marsh & McLennan Companies, Inc..............      180,822,500
   1,500,000  Merrill Lynch & Co., Inc.....................      119,906,250
   1,450,000  State Street Corporation.....................      123,793,750
   1,645,000  U.S. Bancorp.................................       55,930,000
                                                             ---------------
                                                               1,182,551,162
                                                             ---------------
              FOOD, BEVERAGE & TOBACCO -- 1.9%
   2,870,000  Philip Morris Co., Inc.......................      115,338,125
                                                                 MARKET
   SHARES                                                         VALUE
------------                                                 ---------------

COMMON STOCKS -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)

  *1,650,000  Safeway, Inc.................................  $    81,675,000
     907,142  Unilever N.V. New York Shares................       63,273,154
                                                             ---------------
                                                                 260,286,279
                                                             ---------------
              HEALTH CARE -- 8.9%
   2,410,000  Abbott Laboratories..........................      109,655,000
   2,800,000  American Home Products
              Corporation..................................      161,000,000
   1,500,000  Baxter International, Inc....................       90,937,500
  *1,432,000  Boston Scientific Corporation................       62,918,500
     200,000  Bristol-Myers Squibb Company.................       14,087,500
   1,300,000  Cardinal Health, Inc.........................       83,362,500
   1,370,000  Johnson & Johnson Co.........................      134,260,000
   1,920,000  Merck & Co., Inc.............................      142,080,000
    *275,000  Pe Corp - Celera Genomics Group..............        4,451,562
     550,000  Pe Corporation - Pe Biosystems
              Group........................................       63,112,500
   1,900,000  Pharmacia & Upjohn, Inc......................      107,943,750
     900,000  Service Corporation International............       17,325,000
   1,456,050  ServiceMaster Company (The)..................       27,300,937
     860,000  SmithKline Beecham PLC ADR...................       56,813,750
   1,775,000  Warner-Lambert Company.......................      123,140,625
                                                             ---------------
                                                               1,198,389,124
                                                             ---------------
              INDUSTRIAL MATERIALS -- 2.9%
   1,500,000  Alcoa, Inc...................................       92,812,500
     400,000  Dow Chemical Company.........................       50,750,000
   1,550,000  du Pont (E.I.) de Nemours & Co...............      105,884,375
   1,100,000  Praxair, Inc.................................       53,831,250
    *300,000  Sealed Air Corporation.......................       19,462,500
     900,000  Weyerhaeuser Company.........................       61,875,000
                                                             ---------------
                                                                 384,615,625
                                                             ---------------
              MANUFACTURING -- 1.3%
     550,000  Caterpillar, Inc.............................       33,000,000
     200,000  Corning, Inc.................................       14,025,000
     390,000  Illinois Tool Works, Inc.....................       31,980,000
   1,000,000  Tyco International, Ltd......................       94,750,000
                                                             ---------------
                                                                 173,755,000
                                                             ---------------
              MEDIA & SERVICES -- 3.0%
  *2,200,000  AT&T Liberty Media Group -
              Class A......................................       80,850,000
  *1,500,000  CBS Corporation..............................       65,156,250
   2,700,000  Gannett Co., Inc.............................      192,712,500
   2,000,000  Walt Disney Company (The)....................       61,625,000
                                                             ---------------
                                                                 400,343,750
                                                             ---------------
              REAL ESTATE -- 0.0%
      *6,150  Security Capital Group, Inc..................        4,458,750
                                                             ---------------
              RETAIL -- 5.5%
   2,219,600  CVS Corporation..............................      112,644,700
   2,081,250  Gap, Inc. (The)..............................      104,842,968
   2,500,000  Home Depot, Inc. (The).......................      161,093,750
   3,900,000  McDonald's Corporation.......................      161,118,750
  *1,335,000  Staples, Inc.................................       41,301,562
   3,200,000  Wal-Mart Stores, Inc.........................      154,400,000
                                                             ---------------
                                                                 735,401,730
                                                             ---------------
              SOFTWARE & SERVICES -- 4.2%
   1,806,400  Automatic Data Processing, Inc...............       79,481,600
  *1,000,000  Computer Sciences Corp.......................       69,187,500
   1,083,400  Electronic Data Systems Corporation..........       61,279,812

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                                 MARKET
   SHARES                                                         VALUE
------------                                                 ---------------

COMMON STOCKS -- (CONTINUED)
             SOFTWARE & SERVICES -- (CONTINUED)

   1,650,000  First Data Corporation.......................  $    80,746,875
  *3,000,000  Microsoft Corporation........................      270,562,500
                                                             ---------------
                                                                 561,258,287
                                                             ---------------
              TRANSPORTATION -- 1.6%
  *1,450,000  AMR Corporation..............................       98,962,500
     300,000  CSX Corporation..............................       13,593,750
   1,750,000  Southwest Airlines Co........................       54,468,750
     900,000  Union Pacific Corporation....................       52,481,250
                                                             ---------------
                                                                 219,506,250
                                                             ---------------
              UTILITIES -- 4.9%
   2,580,000  AT&T Corp....................................      143,996,250
   1,700,000  Bell Atlantic Corporation....................      111,137,500
  *2,300,000  MCI WorldCom, Inc............................      198,375,000
   3,625,000  SBC Communications, Inc......................      210,250,000
                                                             ---------------
                                                                 663,758,750
                                                             ---------------
              Total common stocks..........................  $ 8,098,104,096
                                                             ---------------
                                                             ---------------
CONVERTIBLE PREFERRED STOCKS -- 0.2%
              INDUSTRIAL MATERIALS -- 0.2%
 S29,000,000  Monsanto Company
                6.60% due 12/01/08.........................  $    25,771,720
                                                             ---------------
                                                             ---------------

 PRINCIPAL
   AMOUNT
------------
CORPORATE NOTES -- 12.1%
              ELECTRONICS -- 0.1%
$ 15,000,000  Hydro-Quebec
                7.375% due 02/01/03........................  $    15,380,400
                                                             ---------------
              ENERGY & SERVICES -- 0.3%
  18,140,000  Conoco, Inc.
                5.90% due 04/15/04.........................       17,675,906
  20,000,000  Williams Companies, Inc.
                6.50% due 11/15/02.........................       19,779,720
                                                             ---------------
                                                                  37,455,626
                                                             ---------------
              FINANCIAL SERVICES -- 7.4%
  30,000,000  Allmerica Financial Corp.
                7.625% due 10/15/25........................       30,052,500
  26,485,000  Amerus Life Holdings
                6.95% due 06/15/05.........................       25,449,542
  21,670,000  Amvescap PLC
                6.60% due 05/15/05.........................       20,476,069
  30,000,000  Apache Finance Property Limited
                7.00% due 03/15/09.........................       29,316,810
  25,000,000  Associates Corp. N.A.
                6.00% due 07/15/05.........................       23,981,825
  15,000,000  Associates Corp. N.A.
                6.50% due 10/15/02.........................       14,978,190
  10,000,000  Bank of Boston Corp.
                6.625% due 02/01/04........................        9,930,680
  20,000,000  BankAmerica Corp.
                5.875% due 02/15/09........................       18,345,740
  14,825,000  Banponce Corp.
                6.75% due 12/15/05.........................       14,137,238
  15,000,000  Bayerische Landesbank NY
                5.625% due 02/26/01........................       14,896,950
  25,000,000  Bayerische Landesbank NY
                5.65% due 02/01/09.........................       22,887,650
 PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
------------                                                 ---------------

CORPORATE NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)

$ 22,000,000  Becton Dickinson & Co.
                6.70% due 08/01/28.........................  $    19,866,946
  10,000,000  Chase Manhattan Corp.
                8.50% due 02/15/02.........................       10,457,480
  15,740,000  Cigna Corp.
                7.40% due 05/15/07.........................       15,921,702
  30,000,000  Cincinnati Financial Group
                6.90% due 05/15/28.........................       28,205,400
  20,000,000  CIT Group Holdings
                6.75% due 05/14/01.........................       20,143,400
  20,000,000  Citicorp
                5.625% due 02/15/01........................       19,831,580
  10,000,000  Citigroup, Inc.
                6.25% due 12/01/05.........................        9,669,790
  15,000,000  City of Naples Italy
                7.52% due 07/15/06.........................       15,403,950
  24,000,000  Credit National
                7.00% due 11/14/05.........................       23,491,200
  30,000,000  Danaher Corp.
                6.00% due 10/15/08.........................       27,733,110
  10,000,000  Fairfax Financial Holdings
                7.75% due 12/15/03.........................       10,113,300
  18,000,000  Finova Capital Corporation
                6.39% due 10/08/02.........................       17,796,888
  12,000,000  First Interstate Bank
                9.00% due 11/15/04.........................       12,145,008
  25,000,000  First Union National Bank
                5.80% due 12/01/08.........................       22,776,250
  20,000,000  Fleet Financial Group
                6.875% due 01/15/28........................       18,203,900
  35,000,000  Ford Motor Co.
                6.625% due 10/01/28........................       31,707,900
  35,000,000  General Motors Corporation
                6.75% due 05/01/28.........................       31,987,515
  20,000,000  Heller Financial
                6.382% due 11/10/00........................       20,021,200
  15,000,000  Home Savings of America
                6.00% due 11/01/00.........................       14,905,110
  13,135,000  Honeywell, Inc.
                6.60% due 04/15/01.........................       13,191,047
  30,000,000  International Business Machines Corp.
                6.50% due 01/15/28.........................       27,713,340
 S27,000,000  Jackson National Life Insurance Co.
                8.15% due 03/15/27.........................       28,555,308
  36,745,000  Key Bank N.A.
                5.80% due 04/01/04.........................       35,127,448
  11,400,000  Liberty Financial Co.
                6.75% due 11/15/08.........................       11,050,202
 S30,000,000  Liberty Mutual Insurance
                8.20% due 05/04/07.........................       31,218,210
  20,000,000  Liberty Property Trust REIT
                7.25% due 08/15/07.........................       18,892,320
 S10,000,000  Lumbermens Mutual Casualty
                9.15% due 07/01/26.........................       10,524,440
  20,000,000  NationsBank Corp.
                7.80% due 09/15/16.........................       20,694,620
 S30,000,000  New England Mutual Life Insurance Company
                7.875% due 02/15/24........................       31,407,390
  25,000,000  Parker Hannifin Corp.
                5.65% due 09/15/03.........................       24,012,250

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
------------                                                 ---------------

CORPORATE NOTES -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)

$  7,255,334  Postal Square LP
                8.95% due 06/15/22.........................  $     8,447,022
  27,600,000  Torchmark Corp.
                8.25% due 08/15/09.........................       28,720,118
  30,000,000  Toyota Motor Credit Corp.
                5.50% due 12/15/08.........................       27,489,000
  25,000,000  Transamerica Financial
                6.125% due 11/01/01........................       24,797,225
  10,000,000  Travelers Property & Casualty
                6.75% due 04/15/01.........................       10,085,780
 S43,000,000  TXU Eastern Funding
                6.45% due 05/15/05.........................       41,458,450
                                                             ---------------
                                                                 988,218,993
                                                             ---------------
              FOOD, BEVERAGE & TOBACCO -- 0.2%
  30,000,000  Coca-Cola Enterprises, Inc.
                6.75% due 09/15/28.........................       27,762,060
                                                             ---------------
              HEALTH CARE -- 0.2%
 S29,000,000  United HealthCare Corp.
                6.60% due 12/01/03.........................       28,436,008
                                                             ---------------
              INDUSTRIAL -- 1.9%
  26,000,000  American Home Products
                7.25% due 03/01/23.........................       25,729,782
  25,000,000  Boise Cascade Office
                7.05% due 05/15/05.........................       24,344,425
  18,000,000  Colgate-Palmolive Co.
                5.58% due 11/06/08.........................       16,752,096
  25,000,000  Computer Associates International
                6.50% due 04/15/08.........................       23,198,150
  30,000,000  Equitable Cos., Inc.
                7.00% due 04/01/28.........................       28,644,270
  15,000,000  Husky Oil Ltd.
                6.875% due 11/15/03........................       14,448,150
  18,000,000  Pitney Bowes, Inc.
                5.50% due 04/15/04.........................       17,413,794
  30,000,000  Rockwell International Corp.
                6.70% due 01/15/28.........................       27,668,190
  15,710,000  US West Cap Funding, Inc.
                6.875% due 07/15/28........................       14,161,135
  35,000,000  USX Corporation
                6.65% due 02/01/06.........................       33,695,620
  35,000,000  Whitman Corp.
                6.375% due 05/01/09........................       33,252,555
                                                             ---------------
                                                                 259,308,167
                                                             ---------------
              INDUSTRIAL MATERIALS -- 0.8%
  30,000,000  Alcan Aluminum Ltd.
                7.25% due 11/01/28.........................       28,546,020
  20,000,000  ICI Wilmington
                6.95% due 09/15/04.........................       19,952,460
  25,000,000  Praxair, Inc.
                6.15% due 04/15/03.........................       24,347,125
  19,420,000  Scripps (E.W.) Company
                6.375% due 10/15/02........................       19,329,036
  10,000,000  Zeneca Group PLC
                6.30% due 06/15/03.........................        9,919,520
                                                             ---------------
                                                                 102,094,161
                                                             ---------------
              MEDIA & SERVICES -- 0.1%
  10,400,000  Times Mirror Co.
                7.50% due 07/01/23.........................       10,440,123
                                                             ---------------
 PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
------------                                                 ---------------

              RETAIL -- 0.1%
$ 20,200,000  Dayton Hudson Corp.
                5.875% due 11/01/08........................  $    18,792,868
                                                             ---------------
              TRANSPORTATION -- 0.3%
  23,700,000  Continental Airlines
                6.90% due 01/02/18.........................       23,222,682
 S20,000,000  Santiago Air 144A
                6.95% due 07/01/12.........................       18,952,800
                                                             ---------------
                                                                  42,175,482
                                                             ---------------
              UTILITIES -- 0.7%
  40,000,000  AT&T Corp.
                6.50% due 03/15/29.........................       35,975,440
  10,000,000  Bellsouth Telecommunications
                6.375% due 06/01/28........................        8,973,740
  30,000,000  MCI WorldCom, Inc.
                6.40% due 08/15/05.........................       29,438,940
  11,000,000  Pacific Gas & Electric
                7.875% due 03/01/02........................       11,403,997
  10,000,000  Southern California Gas Co.
                5.75% due 11/15/03.........................        9,740,700
                                                             ---------------
                                                                  95,532,817
                                                             ---------------
              Total corporate notes........................  $ 1,625,596,705
                                                             ---------------
                                                             ---------------
MORTGAGE-BACKED SECURITIES -- 0.7%
              FINANCIAL SERVICES -- 0.5%
  18,000,000  Asset Securitization Corp. Series 97-D4,
               Class A1D
                7.49% due 04/14/29.........................  $    18,512,100
  17,225,000  First Union - Lehman Brothers
                7.38% due 04/18/07.........................       17,554,514
  28,500,000  Newcourt Receivable Asset Trust Series 97-1,
               Class A4
                6.193% due 05/20/05........................       28,415,355
                                                             ---------------
                                                                  64,481,969
                                                             ---------------
              REAL ESTATE -- 0.2%
  25,000,000  Chase Commercial Mortgage 97-A2
                7.37% due 02/19/07.........................       25,538,500
                                                             ---------------
              Total mortgage-backed securities.............  $    90,020,469
                                                             ---------------
                                                             ---------------
MUNICIPAL BONDS -- 0.2%
   7,000,000  Miami Beach, Florida
                8.80% due 12/01/15.........................  $     7,907,557
  16,635,000  Mount Sinai School of Medicine NY
                6.00% due 07/01/03.........................       16,829,097
                                                             ---------------
              Total municipal bonds........................  $    24,736,654
                                                             ---------------
                                                             ---------------


   SHARES
------------
PREFERRED STOCKS -- 0.4%
              COMMUNICATIONS
              EQUIPMENT -- 0.3%
     500,000  Nokia Corp. - Sponsored ADR..................  $    45,781,250
                                                             ---------------
              INDUSTRIAL MATERIALS -- 0.1%
     204,900  Monsanto Company.............................        8,221,612
                                                             ---------------
              Total preferred stocks.......................  $    54,002,862
                                                             ---------------
                                                             ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                                                       MARKET
   AMOUNT                                                         VALUE
------------                                                 ---------------
U.S. TREASURIES & FEDERAL AGENCIES -- 22.0%
              FEDERAL HOME LOAN MORTGAGE ASSOCIATION --
              0.1%
$ 21,350,000  6.00% due 12/01/28...........................  $    17,946,169
                                                             ---------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.1%
 S12,245,000  7.40% due 07/15/09...........................       12,242,061
                                                             ---------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
              4.1%
 346,804,280    6.00% due 06/15/24 - 03/15/29..............      325,064,165
 142,329,903    6.50% due 03/15/26 - 06/15/28..............      137,202,470
  81,396,294    7.00% due 11/15/23 - 11/15/24..............       80,560,921
   1,421,975    9.00% due 06/20/16 - 07/20/16..............        1,502,050
                                                             ---------------
                                                                 544,329,606
                                                             ---------------
              U.S. GOVERNMENT
              AGENCIES -- 0.4%
  50,000,000  Tennesse Valley Authority
                6.00% due 03/15/13.........................       47,299,200
                                                             ---------------
                                                                  47,299,200
                                                             ---------------
              U.S. TREASURY BONDS -- 1.8%
 243,750,000    6.25% due 8/15/23..........................      243,978,637
                                                             ---------------
                                                                 243,978,637
                                                             ---------------
              U.S. TREASURY NOTES -- 15.5%
 215,000,000    4.62% due 12/31/00.........................      212,379,795
  10,000,000    5.62% due 05/15/08.........................        9,793,750
 605,000,000    5.75% due 10/31/02 - 08/15/03..............      605,453,300
 280,000,000    5.87% due 11/15/05.........................      279,825,000
  75,000,000    6.25% due 05/31/00.........................       75,632,850
 378,500,000    6.50% due 08/15/05 - 10/15/06..............      390,433,507
 207,000,000    7.25% due 05/15/04 - 08/15/04..............      219,747,916
 283,000,000    7.50% due 11/15/01.........................      294,762,329
                                                             ---------------
                                                               2,088,028,447
                                                             ---------------
                                                             $ 2,953,824,120
              Total U.S. treasuries & federal agencies.....
                                                             ---------------
                                                             ---------------
SHORT-TERM SECURITIES -- 4.4%
              REPURCHASE AGREEMENT
$592,793,000  Interest in $1,933,099,000 joint repurchase
              agreement dated 06/30/99 with State Street
              Bank 4.822% due 07/01/99; maturity amount
              $592,872,408 (Collateralized by $125,000,000
              U.S. Treasury Notes 6.625% due 05/15/07,
              $1,170,609,000 U.S. Treasury Bonds 6.125% -
              12.000% due 08/15/13 -11/15/27, $637,490,000
              U.S. Treasury Strips (principal) 0.00% due
              06/30/00 -05/15/15)..........................  $   592,793,000
                                                             ---------------
                                                             ---------------

                                                     MARKET
                                                      VALUE
                                                 ---------------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost
 $42,834,289)...........................    0.3% $    42,147,740
Total common stocks (cost
 $4,887,347,417)........................   60.3    8,098,104,096
Total convertible preferred stocks (cost
 $29,575,267)...........................    0.2       25,771,720
Total corporate notes (cost
 $1,700,968,347)........................   12.1    1,625,596,705
Total mortgage backed securities (cost
 $90,352,570)...........................    0.7       90,020,469
Total municipal bonds (cost
 $23,745,139)...........................    0.2       24,736,654
Total preferred stocks (cost
 $41,742,540)...........................    0.4       54,002,862
Total U.S. treasuries & federal agencies
 (cost $2,999,698,676)..................   22.0    2,953,824,120
Total short-term securities (cost
 $592,793,000)..........................    4.4      592,793,000
                                          -----  ---------------
Total investment in securities (total
 cost $10,409,057,245)..................  100.6   13,506,997,366
Cash, receivables and other assets......    0.9      122,327,874
Payable for securities purchased........   (1.4)    (190,720,112)
Payable for Fund shares redeemed........   (0.1)      (1,945,226)
Other liabilities.......................   (0.0)        (654,333)
                                          -----  ---------------
Net assets..............................  100.0% $13,436,005,569
                                          -----  ---------------
                                          -----  ---------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per amount;
 $7,000,000,000 shares authorized; 4,659,717,910
 shares outstanding...............................  $   465,971,791
Capital surplus...................................    9,161,173,290
Accumulated undistributed net investment income...      150,989,652
Accumulated undistributed net realized gain on
 investments......................................      559,930,716
Unrealized appreciation of investments............    3,097,940,120
                                                    ---------------
Net assets........................................  $13,436,005,569
                                                    ---------------
                                                    ---------------

Class IA
Net assets value per amount ($13,351,904,048
  DIVIDED BY 4,562,880,507 shares outstanding)
 (6,500,000,000 shares authorized)................  $2.93
                                                    -----
                                                    -----
Class IB
Net assets value per amount ($84,101,521
  DIVIDED BY 96,837,403 shares outstanding)
 (500,000,000 shares authorized)..................  $0.87
                                                    -----
                                                    -----

  *  Non-income producing during period.
  S Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of these securities amounted to $270,554,195 or 2.01% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 92.6%
              AEROSPACE & DEFENSE -- 2.0%
  *1,890,000  Loral Space & Communications............  $   34,020,000
     600,000  Northrop Grumman Corporation............      39,787,500
   1,336,500  Precision Castparts Corporation.........      56,801,250
                                                        --------------
                                                           130,608,750
                                                        --------------
              BUSINESS SERVICES -- 2.8%
   2,200,000  Comdisco, Inc...........................      56,375,000
    *555,500  Concord EFS, Inc........................      23,504,593
    *934,900  Ionics, Inc.............................      34,123,850
    *326,600  Iron Mountain, Inc......................       9,348,925
   1,700,000  Manpower, Inc...........................      38,462,500
   1,000,000  Ogden Corp..............................      26,937,500
                                                        --------------
                                                           188,752,368
                                                        --------------
              COMMUNICATIONS
              EQUIPMENT -- 7.2%
  *1,600,000  ADC Telecommunications, Inc.............      72,900,000
  *1,700,000  Cisco Systems, Inc......................     109,650,000
  *1,184,100  Energis PLC.............................      28,128,107
    *458,200  Oak Industries, Inc.....................      20,017,612
    *900,000  Qualcomm................................     129,150,000
     272,400  Raychem Corporation.....................      10,078,800
   1,000,000  Scientific-Atlanta, Inc.................      36,000,000
  *1,300,000  Sprint Corporation (PCS Group)..........      74,262,500
                                                        --------------
                                                           480,187,019
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 2.5%
     406,800  Danka Business Systems PLC..............       2,288,250
  *3,000,000  Maxtor Corporation......................      15,093,764
    *827,700  NCR Corporation.........................      40,402,106
    *205,400  Newbridge Networks Corp.................       5,905,250
  *1,200,000  Seagate Technology, Inc.................      30,750,000
   1,950,000  Symbol Technologies, Inc................      71,906,250
                                                        --------------
                                                           166,345,620
                                                        --------------
              CONSUMER NON-DURABLES -- 1.2%
   1,350,000  Kimberly-Clark Corporation..............      76,950,000
                                                        --------------
              CONSUMER SERVICES -- 1.2%
    *425,000  Anchor Gaming...........................      20,426,562
  *1,000,000  Cheesecake Factory Incorporated (The)...      30,500,000
   1,600,000  International Game Technology...........      29,600,000
                                                        --------------
                                                            80,526,562
                                                        --------------
              ELECTRONICS -- 11.5%
  *2,000,000  Altera Corporation......................      73,625,000
  *1,083,333  Analog Devices, Inc.....................      54,369,774
    *850,000  Cognex Corporation......................      26,828,125
    *820,900  Credence Systems Corporation............      30,475,912
   1,500,100  General Cable Corporation...............      24,001,600
    *700,000  Jabil Circuit, Inc......................      31,587,500
   1,385,336  Koninklijke (Royal) Philips Electronics
               N.V. - NY Shares.......................     139,745,769
  *1,900,000  Micron Technology, Inc..................      76,593,750
   1,450,000  Siemens AG..............................     111,851,761
  *1,000,000  Solectron Corporation...................      66,687,500
   1,000,000  Sony Corporation........................     110,375,000

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

             ELECTRONICS -- (CONTINUED)

    *875,000  Vishay Intertechnology, Inc.............  $   18,375,000
                                                        --------------
                                                           764,516,691
                                                        --------------
              ENERGY & SERVICES -- 1.7%
   1,094,500  Repsol S.A. ADR.........................      22,232,139
     324,100  Suncor Energy, Inc......................      13,328,612
   1,691,570  Transocean Offshore, Inc................      44,403,712
   2,200,000  Union Pacific Resources Group, Inc......      35,887,500
                                                        --------------
                                                           115,851,963
                                                        --------------
              FINANCIAL SERVICES -- 16.1%
   3,200,000  Ace Ltd.................................      90,400,000
   1,349,300  AMBAC Financial Group, Inc..............      77,078,762
     900,000  Banc One Corporation....................      53,606,250
   1,100,000  BankBoston Corporation..................      56,237,500
   2,300,000  Citigroup, Inc..........................     109,250,000
   3,200,000  Conseco, Inc............................      97,400,000
   1,000,000  Federal National Mortgage Association...      68,375,000
   1,100,000  Fleet Financial Group, Inc..............      48,812,500
   1,000,000  Green Point Financial Corp..............      32,812,500
   1,200,000  Heller Financial, Inc...................      33,375,000
   1,337,200  Household International, Inc............      63,349,850
    *701,600  Imperial Credit.........................       4,976,975
   1,522,400  Legg Mason, Inc.........................      58,612,400
   1,050,000  Marsh & McLennan Companies, Inc.........      79,275,000
     500,000  MBIA, Inc...............................      32,375,000
     793,100  MMI Companies, Inc......................      13,383,562
   1,300,000  Morgan Stanley, Dean Witter, Discover
               and Co.................................     133,250,000
     120,000  Providian Financial Corporation.........      11,220,000
    *141,100  TD Waterhouse Group, Inc................       3,536,318
                                                        --------------
                                                         1,067,326,617
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 0.5%
     800,000  Philip Morris Co., Inc..................      32,150,000
                                                        --------------
                                                            32,150,000
                                                        --------------
              HEALTH CARE -- 11.1%
   1,600,000  Abbott Laboratories.....................      72,800,012
  *1,174,500  Boston Scientific Corporation...........      51,604,593
   2,200,000  Columbia/HCA Healthcare Corporation.....      50,187,500
   1,900,000  Eisai Co., Ltd..........................      37,439,224
  *1,800,000  Genzyme Corporation.....................      87,300,000
  *1,135,000  Magellan Health Services, Inc...........      11,350,000
   1,305,600  McKesson HBOC, Inc......................      41,942,400
    *600,000  Pediatrix Medical Group, Inc............      12,750,000
         *30  Perkin-Elmer Corporation................             390
   2,653,000  Pharmacia & Upjohn, Inc.................     150,723,562
   1,700,000  Rhone-Poulenc S.A.......................      78,412,500
   1,400,000  United Healthcare Corporation...........      87,675,000
   1,500,000  Zeneca Group PLC........................      58,118,181
                                                        --------------
                                                           740,303,362
                                                        --------------
              INDUSTRIAL MATERIALS -- 1.9%
   1,150,000  Engelhard Corporation...................      26,018,750
   2,320,700  Freeport-McMoRan Copper & Gold, Inc.....      41,627,556

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
             INDUSTRIAL MATERIALS -- (CONTINUED)

   1,221,300  IMC Global, Inc.........................  $   21,525,412
  *1,900,000  Smurfit-Stone Container Corporation.....      39,068,750
                                                        --------------
                                                           128,240,468
                                                        --------------
              MANUFACTURING -- 3.5%
   1,222,200  Corning, Inc............................      85,706,775
   1,700,000  Delphi Automotive Systems Corporation...      31,556,250
  *1,558,400  Quintiles Transnational Corp............      65,452,800
     150,000  Tyco International, Ltd.................      14,212,500
  *1,350,000  UCAR International, Inc.................      34,087,500
                                                        --------------
                                                           231,015,825
                                                        --------------
              MEDIA & SERVICES -- 4.9%
    *950,000  America Online, Inc.....................     104,975,000
  *1,556,600  American Tower Corporation..............      37,358,400
  *1,000,000  Donotuse - Chancellor Media Corp........      55,125,000
    *450,000  PSINet Inc..............................      19,687,500
  *4,084,300  Rogers Communications, Inc..............      66,114,606
  *1,100,650  Valasis Communications, Inc.............      40,311,306
                                                        --------------
                                                           323,571,812
                                                        --------------
              REAL ESTATE -- 2.2%
 S*2,000,000  Beacon Properties Corporation...........      30,750,000
   1,000,000  Boston Properties, Inc..................      35,875,000
  *2,100,000  Security Capital Group, Inc.............      30,581,250
   1,500,000  Starwood Hotels & Resorts Worldwide,
               Inc....................................      45,843,750
                                                        --------------
                                                           143,050,000
                                                        --------------
              RETAIL -- 6.7%
    *225,000  Amazon.com, Inc.........................      28,153,125
  *1,187,700  Ames Department Stores, Inc.............      54,188,812
   2,499,750  Gap, Inc. (The).........................     125,924,906
   2,100,000  Limited, Inc. (The).....................      95,287,500
     660,100  McDonald's Corporation..................      27,270,381
  *1,200,000  United Rentals (North America), Inc.....      35,400,000
   1,600,000  Wal-Mart Stores, Inc....................      77,200,000
                                                        --------------
                                                           443,424,724
                                                        --------------
              SOFTWARE & SERVICES -- 6.4%
  *1,476,400  Avant! Corporation......................      18,639,550
  *1,400,000  Ceridan Corporation.....................      45,762,500
  *1,000,000  Cognos, Inc.............................      21,750,000
  *1,200,000  Compuware Corporation...................      38,175,000
   2,430,218  First Data Corporation..................     118,928,793
  *1,000,000  Microsoft Corporation...................      90,187,500
    *700,000  Policy Management Systems Corporation...      21,000,000
  *2,100,000  Rational Software Corporation...........      69,168,750
                                                        --------------
                                                           423,612,093
                                                        --------------
              TRANSPORTATION -- 2.8%
  *1,300,000  AMR Corporation.........................      88,725,000
   1,000,000  Canadian Pacific Ltd....................      23,812,500
   1,091,300  USFreightways Corporation...............      50,540,831
   1,149,800  Werner Enterprises, Inc.................      23,858,350
                                                        --------------
                                                           186,936,681
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

              UTILITIES -- 5.0%
    *438,500  APT Satellite Holdings ADR..............  $    1,781,406
   1,300,000  AT&T Corp...............................      72,556,250
  *1,700,000  Calpine Corporation.....................      91,800,000
    *922,199  Intermedia Communications, Inc..........      27,665,970
  *1,250,000  MCI WorldCom, Inc.......................     107,812,500
     800,000  Portugal Telecom S.A. ADR...............      32,950,000
                                                        --------------
                                                           334,566,126
                                                        --------------
              WASTE MANAGEMENT -- 1.4%
   1,700,000  Waste Management, Inc...................      91,375,000
                                                        --------------
              Total common stocks.....................  $6,149,311,681
                                                        --------------
                                                        --------------
CONVERTIBLE PREFERRED STOCKS -- 0.4%
              UTILITIES -- 0.4%
  S1,200,000  Intermedia Communications, Inc..........  $   27,900,000
                                                        --------------
                                                        --------------


 PRINCIPAL
   AMOUNT
------------
CORPORATE NOTES -- 0.2%
              INDUSTRIAL MATERIALS -- 0.2%
              UNISYS Corp.
$ 15,000,000    12.00% due 12/30/99...................  $   16,350,000
                                                        --------------
                                                        --------------

   SHARES
------------
PREFERRED STOCKS -- 0.0%
              CONSUMER SERVICES -- 0.0%
 +*1,094,544  SGW Holdings Corporation................  $    1,094,544
                                                        --------------
                                                        --------------

 PRINCIPAL
   AMOUNT
------------
SHORT-TERM SECURITIES -- 5.6%
              REPURCHASE AGREEMENT
$374,177,000  Interest in $1,933,099,000 joint
              repurchase agreement dated 06/30/99 with
              State Street Bank 4.822% due 07/01/99;
              maturity amount $374,227,123
              (Collateralized by $125,000,000 U.S.
              Treasury Notes 6.625% due 05/15/07,
              $1,170,609,000 U.S. Treasury Bonds
              6.125% - 12.000% due 08/15/13 -
              11/15/27, $637,490,000 U.S. Treasury
              Strips (principal) 0.00% due 06/30/00 -
              05/15/15)...............................  $  374,177,000
                                                        --------------
                                                        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                             MARKET
                                                             VALUE
                                                         --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $4,515,168,662)....    92.6%   $6,149,311,681
Total convertible preferred stocks (cost
 $30,000,000)................................     0.4        27,900,000
Total corporate notes (cost $15,293,984).....     0.2        16,350,000
Total preferred stocks (cost $11,311,018)....     0.0         1,094,544
Total short-term securities (cost
 $374,177,000)...............................     5.6       374,177,000
                                               ------    --------------
Total investment in securities (total cost
 $4,945,950,664).............................    98.8     6,568,833,225
Cash, receivables and other assets...........     1.6       102,991,905
Payable for securities purchased.............    (0.4)      (27,724,195)
Payable for Fund shares redeemed.............    (0.0)         (317,618)
Other liabilities............................    (0.0)         (965,690)
                                               ------    --------------
Net assets...................................   100.0%   $6,642,817,627
                                               ------    --------------
                                               ------    --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000,000 shares authorized; 1,286,533,028
 shares outstanding.................................   $  128,653,303
Capital surplus.....................................    4,235,909,422
Accumulated undistributed net investment income.....       24,743,102
Accumulated undistributed net realized gain on
 investments........................................      630,696,144
Unrealized appreciation of investments..............    1,622,883,726
Unrealized depreciation of other assets and
 liabilities in foreign currencies..................          (68,069)
                                                       --------------
Net assets..........................................   $6,642,817,627
                                                       --------------
                                                       --------------

Class IA
Net assets value per share ($6,630,462,658  DIVIDED BY
 1,271,176,208 shares outstanding) (2,250,000,000 shares
 authorized)..................................................  $5.22
                                                                -----
                                                                -----
Class IB
Net assets value per share ($12,354,969  DIVIDED BY 15,356,820 shares outstanding) (750,000,000 shares authorized)..........  $0.80
                                                                -----
                                                                -----

  *  Non-income producing during period.
  S Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of these securities amounted to $58,650,000 or 0.88% of net assets.
  +  Restricted Security (see Note 2).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------
ASSET-BACKED SECURITIES -- 1.4%
$ 3,000,000  Chase Manhattan RV Owner Trust, Series
              97-A, Class A9
                6.32% due 12/15/08...................  $  3,014,160
  1,800,101  Corestates Home Equity Trust, Series
              94-1, Class A
                6.65% due 05/15/09...................     1,815,132
                                                       ------------
             Total asset-backed securities...........  $  4,829,292
                                                       ------------
                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.8%
  4,595,806  BA Mortgage Securities, Inc., Series
              97-1, Class A10
                7.10% due 07/25/26...................  $  4,606,679
  3,934,217  BA Mortgage Securities, Inc., Series
              97-2, Class 2A1
                7.25% due 10/25/27...................     3,932,337
  2,721,547  Bear Stearns Mortgage Securities, Inc.,
              Series 95-1, Class 1A
                6.47% due 05/25/10...................     2,676,314
  5,140,962  Citicorp Mortgage Securities, Inc.,
              Series 98-8, Class A3
                6.75% due 09/25/28...................     4,896,972
  1,542,988  Countrywide Mortgage Backed Securities,
              Series 97-2, Class A13
                7.50% due 04/25/27...................     1,538,960
  3,791,201  Countrywide Mortgage Backed Securities,
              Series 98-6, Class A
                6.50% due 06/25/13...................     3,706,922
    453,452  DLJ Mortgage Acceptance Corporation,
              Series 96-1, B1
                7.25% due 09/25/11...................       444,442
    151,151  DLJ Mortgage Acceptance Corporation,
              Series 96-1, B2
                7.25% due 09/25/11...................       146,560
  3,000,000  Fannie Mae Series 97-28, Class PD
                7.50% due 07/18/23...................     3,028,600
  2,529,725  Fannie Mae Series 99-24, Class SG
                7.65% due 01/25/29...................     1,759,400
    547,567  Fannie Mae Strip Series D, Class 2
               11.00% due 04/01/09...................       581,618
  3,204,904  GE Capital Mortgage Services, Inc.,
              Series 94-19, Class A6
                7.50% due 06/25/24...................     3,212,728
  4,623,755  GE Capital Mortgage Services, Inc.,
              Series 94-21, Class A
                6.50% due 08/25/09...................     4,551,624
  4,385,364  GE Capital Mortgage Services, Inc.,
              Series 94-26, Class A
                6.94% due 07/25/09...................     4,365,103
    534,849  GE Capital Mortgage Services, Inc.,
              Series 96-1, Class B2
                6.75% due 02/25/11...................       515,647
  1,602,843  GE Capital Mortgage Services, Inc.,
              Series 96-1, Class M
                6.75% due 02/25/11...................     1,571,811
    540,927  GE Capital Mortgage Services, Inc.,
              Series 96-10, Class B1
                6.75% due 06/25/11...................       519,576

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)

$   540,927  GE Capital Mortgage Services, Inc.,
              Series 96-10, Class B2
               6.75% due 06/25/11....................  $    519,576
  3,644,172  GE Capital Mortgage Services, Inc.,
              Series 98-7, Class A
               6.50% due 04/25/13....................     3,564,583
  2,360,138  Housing Securities, Inc., Series 93-E,
              Class E15
               10.00% due 09/25/08...................     2,467,548
    533,788  PNC Mortgage Securities Corp., Series
              96-2, Class B1
               6.60% due 02/25/11....................       514,176
    177,950  PNC Mortgage Securities Corp., Series
              96-2, Class B2
               6.60% due 02/25/11....................       171,411
    284,687  PNC Mortgage Securities Corp., Series
              96-2, Class B3
               6.60% due 02/25/11....................       274,227
  3,825,396  Prudential Home Mortgage Securities Co.,
              Series 93-H, Class 2B
               6.75% due 09/28/08....................     3,776,699
  4,200,000  Prudential Home Mortgage Securities Co.,
              Series 94-8, Class A3
               6.75% due 03/25/24....................     4,161,864
  1,068,970  Prudential Home Mortgage Securities Co.,
              Series 96-3, Class B1
               6.75% due 03/25/11....................     1,028,915
    534,056  Prudential Home Mortgage Securities Co.,
              Series 96-3, Class B2
               6.75% due 03/25/11....................       514,044
    653,539  Residential Funding Mortgage Sec I,
              Series 95-S18, Class M3
               7.00% due 11/25/10....................       635,952
    249,259  Residential Funding Mortgage Sec I,
              Series 96-S11, Class M3
               7.00% due 04/25/11....................       242,192
    467,270  Residential Funding Mortgage Sec I,
              Series 96-S19, Class M3
               7.50% due 09/25/11....................       462,896
    511,734  Residential Funding Mortgage Sec I,
              Series 96-S5, Class M3
               6.75% due 02/25/11....................       490,681
  2,302,797  Residential Funding Mortgage Sec I,
              Series 98-S22, Class A1
               6.50% due 09/25/13....................     2,247,184
                                                       ------------
             Total collateralized mortgage
             obligations.............................  $ 63,127,241
                                                       ------------
                                                       ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
  1,000,000  GGP Collateralized Fixed Rate Notes
              Series 97-C1, Class A1
               6.53% due 11/15/04....................  $    995,100
  1,000,000  Merrill Lynch Mortgage Investors,Inc.,
              Series 96-C2, Class B
               6.96% due 11/21/28....................     1,017,080

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)

$   930,000  Morgan Stanley Capital, Series 97-C1,
              Class A1C
               7.63% due 02/15/20....................  $    953,398
                                                       ------------
             Total commercial mortgage-backed
             securities..............................  $  2,965,578
                                                       ------------
                                                       ------------
SHORT-TERM SECURITIES -- 45.0%
             COMMERCIAL PAPER -- 36.4%
  5,000,000  American Stores
               5.15% due 07/14/99....................  $  4,990,743
 10,000,000  Anadarko Petroleum Corp.
               5.10% due 07/14/99....................     9,981,583
  5,000,000  Burlington Northern Santa Fe
               5.15% due 07/14/99....................     4,990,701
  5,000,000  CINergy Corp.
               5.15% due 07/20/99....................     4,986,409
  5,000,000  CINergy Corp.
               5.25% due 07/12/99....................     4,991,979
  4,655,000  Cox Enterprises
               5.17% due 07/13/99....................     4,646,977
  5,000,000  Dominion Resources, Inc.
               5.25% due 07/14/99....................     4,990,520
  5,000,000  Eastman Chemical Corp.
               5.15% due 07/14/99....................     4,990,701
  5,000,000  El Paso Natural Gas Corp.
               5.15% due 07/14/99....................     4,990,701
  5,000,000  General American Transportation Corp.
               5.20% due 07/12/99....................     4,992,055
  5,000,000  Guident Corp.
               5.15% due 07/14/99....................     4,990,701
 10,000,000  Market Street Funding
               5.04% due 07/13/99....................     9,983,200
 10,000,000  Norfolk Southern Corp.
               5.20% due 07/14/99....................     9,981,222
  5,000,000  Old Line Funding Corp.
               5.03% due 07/14/99....................     4,990,918
  5,000,000  Praxair Inc.
               5.14% due 07/14/99....................     4,990,719
  5,000,000  Praxair Inc.
               5.12% due 07/14/99....................     4,990,755
  5,000,000  Raytheon Company
               5.15% due 07/23/99....................     4,984,263
  5,000,000  Texas Utilities Electric Co.
               5.15% due 07/14/99....................     4,990,701
  5,000,000  Tyco International Group
               5.15% due 07/09/99....................     4,994,277
  5,000,000  Tyson Foods, Inc.
               5.15% due 07/15/99....................     4,989,986
 10,000,000  Vastar Resources, Inc.
               5.14% due 07/14/99....................     9,981,438
  5,000,000  Waste Management
               5.20% due 07/14/99....................     4,990,611
                                                       ------------
                                                        129,411,160
                                                       ------------
 PRINCIPAL                                                MARKET
  AMOUNT                                                  VALUE
-----------                                            ------------

SHORT-TERM SECURITIES -- (CONTINUED)

             REPURCHASE AGREEMENT -- 8.5%
$30,317,000  Interest in $153,141,000 joint
             repurchase agreement dated 06/30/99 with
             State Street Bank 4.800% due 07/01/99;
             maturity amount $30,321,042
             (Collateralized by $153,141,000 U.S.
             Treasury Bonds 8.125% due 05/15/21).....  $ 30,317,000
                                                       ------------
             Total short-term securities.............  $159,728,160
                                                       ------------
                                                       ------------
U.S. TREASURIES & FEDERAL AGENCIES -- 79.3%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION
             -- 41.5%
$ 1,387,837    10.00% due 09/01/05 - 11/01/20........  $  1,500,800
 58,607,610     6.50% due 02/01/09 - 07/15/29........    56,734,940
 29,825,000     7.00% due 07/01/29...................    29,536,055
 50,460,561     7.50% due 01/01/24 - 08/01/29........    50,954,120
  2,379,147     8.00% due 02/01/13 - 11/01/24........     2,447,446
  1,863,520     8.50% due 07/01/01 - 05/01/25........     1,929,126
  1,967,267     9.00% due 10/15/01 - 10/01/06........     2,029,962
  2,336,027     9.50% due 11/01/08...................     2,428,170
                                                       ------------
                                                        147,560,619
                                                       ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION --
             15.0%
  2,813,612     6.00% due 05/01/13 - 11/01/13........     2,718,250
 22,185,911     6.50% due 09/01/25 - 07/14/29........    21,445,139
  9,204,561     7.00% due 01/01/13 - 08/01/24........     9,215,109
 15,124,493     7.50% due 02/01/10 - 08/01/28........    15,324,758
  1,115,613     8.00% due 04/01/22...................     1,149,733
  1,231,631     8.50% due 06/01/24 - 07/01/25........     1,287,347
  1,971,711     9.00% due 05/01/21 - 09/01/21........     2,106,807
                                                       ------------
                                                         53,247,143
                                                       ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             -- 21.2%
  1,128,677    10.00% due 11/15/09 - 05/15/13........     1,230,064
    337,973    11.00% due 02/15/10 - 09/15/10........       377,270
     11,384    11.25% due 01/15/01...................        11,877
     51,798    12.00% due 05/15/15...................        58,460
     43,896    12.50% due 03/15/15 - 08/15/15........        50,688
  9,711,712     6.50% due 03/15/28 - 11/15/28........     9,365,715
 20,110,479     7.00% due 01/15/24 - 09/15/28........    19,881,434
 28,478,870     7.50% due 11/15/09 - 06/15/28........    28,844,391
 10,988,641     8.00% due 02/15/01 - 11/29/27........    11,315,217
  1,261,497     8.50% due 06/15/17 - 02/15/25........     1,323,030
    764,176     9.00% due 01/15/25 - 12/15/25........       811,485
  2,032,133     9.50% due 10/15/09 - 11/15/09........     2,188,250
                                                       ------------
                                                         75,457,881
                                                       ------------
             U.S. TREASURY NOTES 1.5%
  5,000,000    6.875% due 05/15/06...................     5,264,065
                                                       ------------
             Total U.S. treasuries & federal
             agencies................................  $281,529,708
                                                       ------------
                                                       ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                         MARKET
                                                         VALUE
                                                      ------------
STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investments in securities, at value (total cost
 $513,208,631) -- see accompanying portfolio........  $512,179,979
Receivable for investment securities sold...........    47,464,052
Receivable for Fund shares sold.....................        82,013
Receivable for dividends and interest...............     1,680,616
Cash and other assets...............................        26,558
                                                      ------------
Total assets........................................  $561,433,218
                                                      ------------
                                                      ------------
LIABILITIES
Investment securities purchased.....................  $202,965,053
Fund shares redeemed................................     3,269,823
                                                      ------------
Total liabilities...................................   206,234,876
                                                      ------------
Net assets..........................................  $355,198,342
                                                      ------------
                                                      ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 800,000,000 shares authorized; 326,778,095 shares
 outstanding........................................  $ 32,677,809
Capital surplus.....................................   324,415,521
Accumulated undistributed net investment income.....    10,694,544
Distribution in excess of net realized gain on
 investments........................................   (11,560,880)
Unrealized depreciation of investments..............    (1,028,652)
                                                      ------------
Net assets, applicable to shares outstanding........  $355,198,342
                                                      ------------
                                                      ------------

Class IA
Net assets value per share ($355,198,342  DIVIDED BY
 326,778,095 shares outstanding) (600,000,000 shares
 authorized)...............................................  $1.09
                                                             -----
                                                             -----
Class IB
Net assets value per share ($0  DIVIDED BY 0 shares
 outstanding) (200,000,000 shares authorized)..............  $0.00
                                                             -----
                                                             -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------
COMMON STOCKS -- 99.2%
             AEROSPACE & DEFENSE -- 1.7%
    110,000  AlliedSignal, Inc.......................  $    6,930,000
    193,998  Boeing Company (The)....................       8,572,286
     25,200  General Dynamics Corporation............       1,726,200
     78,200  Lockheed Martin Corporation.............       2,912,950
     13,800  Northrop Grumman Corporation............         915,112
     67,223  Raytheon Company - Class B..............       4,730,818
     38,100  Rockwell International Corporation......       2,314,575
     30,000  Textron, Inc............................       2,469,375
     96,000  United Technologies Corporation.........       6,882,000
                                                       --------------
                                                           37,453,316
                                                       --------------
             BUSINESS SERVICES -- 0.4%
   *152,545  Cendant Corp............................       3,127,172
     15,500  Deluxe Corporation......................         603,531
     26,100  Donnelly (R.R.) & Sons Company..........         967,331
     15,100  Fluor Corporation.......................         611,550
      8,100  Foster Wheeler Corporation..............         114,412
     18,900  Grainger (W.W.), Inc....................       1,017,056
     29,300  IKON Office Solutions...................         439,500
      8,300  National Service Industries, Inc........         298,800
     24,000  SuperValu, Inc..........................         616,500
     65,800  Sysco Corporation.......................       1,961,662
                                                       --------------
                                                            9,757,514
                                                       --------------
             COMMUNICATIONS
             EQUIPMENT -- 5.4%
    *71,900  3Com Corporation........................       1,918,831
    *16,450  Andrew Corporation......................         311,521
    *34,300  Cabletron Systems, Inc..................         445,900
   *636,250  Cisco Systems, Inc......................      41,038,125
    *34,300  General Instrument Corporation..........       1,457,750
     15,900  Harris Corporation......................         623,081
    605,519  Lucent Technologies, Inc................      40,834,670
    120,100  Motorola, Inc...........................      11,379,475
    *14,300  Network Appliance, Inc..................         799,012
    132,340  Nortel Networks Corp....................      11,488,766
     15,700  Raychem Corporation.....................         580,900
     14,900  Scientific-Atlanta, Inc.................         536,400
    *87,500  Sprint Corporation (PCS Group)..........       4,998,437
    *78,000  Tellabs, Inc............................       5,269,875
                                                       --------------
                                                          121,682,743
                                                       --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 5.9%
    *31,700  Apple Computer, Inc.....................       1,468,106
    338,597  Compaq Computer Corporation.............       8,020,516
     *9,900  Data General Corporation................         144,168
   *505,200  Dell Computer Corp......................      18,692,400
   *201,400  EMC Corporation.........................      11,077,000
    *31,200  Gateway, Inc............................       1,840,800
    202,000  Hewlett-Packard Company.................      20,301,000
    361,300  International Business Machines Corp....      46,698,025
     53,500  Pitney Bowes, Inc.......................       3,437,375
    *44,400  Seagate Technology, Inc.................       1,137,750
   *154,000  Sun Microsystems, Inc...................      10,606,750
    *53,700  Unisys Corporation......................       2,090,943
    131,700  Xerox Corporation.......................       7,778,644
                                                       --------------
                                                          133,293,477
                                                       --------------

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

             CONSUMER DURABLES -- 1.3%
     15,000  Cooper Tire & Rubber Company............  $      354,375
    241,000  Ford Motor Co...........................      13,601,437
    129,200  General Motors Corporation..............       8,527,200
     35,850  Genuine Parts Company...................       1,254,750
     31,100  Goodyear Tire & Rubber Company (The)....       1,829,068
     17,500  ITT Industries, Inc.....................         667,187
     55,887  Newell Rubbermaid, Inc..................       2,598,745
     23,800  TRW, Inc................................       1,306,025
                                                       --------------
                                                           30,138,787
                                                       --------------
             CONSUMER NON-DURABLES -- 2.9%
     11,000  Alberto-Culver Company - Class B........         292,875
     52,300  Avon Products, Inc......................       2,902,650
     17,400  Black & Decker Corporation..............       1,098,375
      4,700  Briggs & Stratton Corporation...........         271,425
     11,900  Centex Corporation......................         446,993
     23,301  Clorox Company (The)....................       2,488,806
     58,300  Colgate-Palmolive Company...............       5,757,125
      6,900  Fleetwood Enterprises, Inc..............         182,418
    *14,400  Fruit Of The Loom, Inc..................         140,400
    220,600  Gillette Company (The)..................       9,044,600
     21,100  International Flavors & Fragrances,
              Inc....................................         936,312
      9,600  Kaufman & Broad Home Corporation........         238,800
    105,900  Kimberly-Clark Corporation..............       6,036,300
     12,800  Liz Claiborne, Inc......................         467,200
     67,400  Masco Corporation.......................       1,946,175
     17,900  Maytag Corporation......................       1,247,406
     56,000  NIKE, Inc. - Class B....................       3,545,500
    264,600  Procter & Gamble Co.....................      23,615,550
    *11,200  Reebok International Ltd................         208,600
      6,800  Russell Corporation.....................         132,600
     13,100  Snap-On, Inc............................         474,056
      3,800  Springs Industries, Inc.................         165,775
     17,600  Stanley Works (The).....................         566,500
     11,400  Tupperware Corporation..................         290,700
     23,900  VF Corp.................................       1,021,725
     15,100  Whirlpool Corporation...................       1,117,400
                                                       --------------
                                                           64,636,266
                                                       --------------
             CONSUMER SERVICES -- 0.9%
     18,300  Brunswick Corporation...................         510,112
    122,000  Carnival Corp. - Class A................       5,917,000
     26,700  Darden Restaurants, Inc.................         582,393
     64,000  Eastman Kodak Company...................       4,336,000
     19,400  H&R Block, Inc..........................         970,000
    *25,200  Harrah's Entertainment, Inc.............         554,400
     39,175  Hasbro, Inc.............................       1,094,451
     51,200  Hilton Hotels Corporation...............         726,400
     49,700  Marriott International..................       1,857,537
     82,700  Mattel, Inc.............................       2,186,381
    *39,300  Mirage Resorts, Inc.....................         658,275
      8,700  Polaroid Corporation....................         240,337
     24,800  Wendy's International, Inc..............         702,150
                                                       --------------
                                                           20,335,436
                                                       --------------
             ELECTRONICS -- 6.5%
    *28,900  Advanced Micro Devices, Inc.............         522,006
    *74,200  Applied Materials, Inc..................       5,481,525

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)
           ELECTRONICS -- (CONTINUED)

      8,900  EG&G, Inc...............................  $      317,062
     86,600  Emerson Electric Company................       5,444,975
    651,400  General Electric Company................      73,608,200
    660,900  Intel Corporation.......................      39,323,550
     16,900  Johnson Controls, Inc...................       1,171,381
    *17,400  KLA-Tencor Corporation..................       1,128,825
    *28,500  LSI Logic Corporation...................       1,314,562
    *49,900  Micron Technology, Inc..................       2,011,593
    *33,500  National Semiconductor Corporation......         847,968
    *37,400  Silicon Graphics, Inc...................         612,425
    *50,200  Solectron Corporation...................       3,347,712
      9,400  Tektronix, Inc..........................         283,762
     78,100  Texas Instruments, Inc..................      11,324,500
    *11,300  Thomas & Betts Corporation..............         533,925
                                                       --------------
                                                          147,273,971
                                                       --------------
             ENERGY AND SERVICES -- 6.2%
    *37,900  Aes Corporation (The)...................       2,202,937
     18,000  Amerada Hess Corporation................       1,071,000
     24,100  Anadarko Petroleum Corporation..........         887,181
     22,000  Apache Corporation......................         858,000
     14,800  Ashland, Inc............................         593,850
     64,100  Atlantic Richfield Company..............       5,356,356
     65,110  Baker Hughes, Inc.......................       2,181,185
     35,320  Burlington Resources, Inc...............       1,527,590
    130,500  Chevron Corporation.....................      12,421,968
     23,400  CMS Energy Corporation..................         979,875
     42,300  Coastal Corporation (The)...............       1,692,000
     19,100  Consolidated Natural Gas Company........       1,160,325
    483,600  Exxon Corporation.......................      37,297,650
     87,500  Halliburton Company.....................       3,959,375
     10,000  Helmerich & Payne, Inc..................         238,125
     17,232  Kerr-McGee Corporation..................         864,831
     11,800  McDermott International, Inc............         333,350
    155,900  Mobil Corporation.......................      15,434,100
     69,300  Occidental Petroleum Corporation........       1,463,962
     50,200  Phillips Petroleum Company..............       2,525,687
    *16,700  Rowan Companies, Inc....................         307,906
    426,700  Royal Dutch Petroleum...................      25,708,675
    108,799  Schlumberger Ltd........................       6,929,136
     47,853  Sempra Energy...........................       1,082,674
     18,000  Sunoco, Inc.............................         543,375
    106,500  Texaco, Inc.............................       6,656,250
     50,000  Union Pacific Resources Group, Inc......         815,625
     48,000  Unocal Corporation......................       1,902,000
     61,300  USX Corporation.........................       1,996,081
                                                       --------------
                                                          138,991,069
                                                       --------------
             FINANCIAL SERVICES -- 15.8%
     30,100  Aetna, Inc..............................       2,692,068
     54,700  AFLAC Incorporated......................       2,618,762
    165,300  Allstate Corp...........................       5,930,137
     90,000  American Express Company................      11,711,250
     53,002  American General Corporation............       3,995,025
    253,698  American International Group, Inc.......      29,698,522
     35,000  AmSouth Bancorporation..................         811,562
     52,275  Aon Corporation.........................       2,156,343
    144,926  Associates First Capital Corporation....       6,422,033
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

           FINANCIAL SERVICES -- (CONTINUED)

    235,256  Banc One Corporation....................  $   14,012,435
    347,543  Bank of America Corp....................      25,479,246
    151,500  Bank of New York Company, Inc. (The)....       5,558,156
     59,100  BankBoston Corporation..................       3,021,487
     62,600  BB&T Corporation........................       2,296,637
     23,145  Bear Stearns Company, Inc...............       1,082,028
     39,100  Capital One Financial Corporation.......       2,177,381
     81,225  Charles Schwab Corporation..............       8,924,596
    168,500  Chase Manhattan Corp....................      14,596,312
     33,300  Chubb Corporation (The).................       2,314,350
     43,400  CIGNA Corporation.......................       3,862,600
     33,800  Cincinnati Financial Corporation........       1,269,612
    672,207  Citigroup, Inc..........................      31,929,832
     31,050  Comerica, Inc...........................       1,845,534
     68,562  Conseco, Inc............................       2,086,855
     22,300  Countrywide Credit Industries, Inc......         953,325
     28,800  Equifax, Inc............................       1,027,800
    138,300  Federal Home Loan Mortgage
              Corporation............................       8,021,400
    204,200  Federal National Mortgage Association...      13,962,175
     53,475  Fifth Third Bancorp.....................       3,559,429
    192,530  First Union Corporation.................       9,048,910
    131,500  Firstar Corporation.....................       3,682,000
    113,600  Fleet Financial Group, Inc..............       5,041,000
     50,300  Franklin Resources, Inc.................       2,043,437
     11,300  Golden West Financial Corp..............       1,107,400
     95,499  Household International, Inc............       4,524,265
     41,960  Huntington Bancshares, Inc..............       1,468,600
     22,300  Jefferson-Pilot Corporation.............       1,475,981
     89,200  KeyCorp.................................       2,865,550
     23,700  Lehman Brothers Holdings, Inc...........       1,475,325
     42,600  Lincoln National Corporation............       2,228,512
     52,350  Marsh & McLennan Companies, Inc.........       3,952,425
     19,900  MBIA, Inc...............................       1,288,525
    159,675  MBNA Corporation........................       4,890,046
    103,900  Mellon Bank Corporation.................       3,779,362
     31,300  Mercantile Bancorp, Inc.................       1,788,012
     73,300  Merrill Lynch & Co., Inc................       5,859,418
     22,400  MGIC Investment Corp....................       1,089,200
     35,300  Morgan (J.P.) & Co., Inc................       4,959,650
    113,575  Morgan Stanley, Dean Witter, Discover
              and Co.................................      11,641,437
     62,600  National City Corporation...............       4,100,300
     22,100  Northern Trust Corporation..............       2,143,700
     29,000  Paine Webber Group, Inc.................       1,355,750
     60,600  PNC Bank Corp...........................       3,492,075
     14,900  Progressive Corp. of Ohio...............       2,160,500
     27,700  Provident Companies, Inc................       1,108,000
     28,150  Providian Financial Corporation.........       2,632,025
     44,600  Regions Financial Corporation...........       1,714,312
     21,300  Republic New York Corporation...........       1,452,393
     27,900  SAFECO Corp.............................       1,231,087
     32,400  SLM Holding Corporation.................       1,484,325
     33,300  SouthTrust Corp.........................       1,277,887
     46,280  St. Paul Companies, Inc.................       1,472,282
     31,900  State Street Corporation................       2,723,462
     34,100  Summit Bancorp..........................       1,425,806
     63,900  SunTrust Banks, Inc.....................       4,437,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)
           FINANCIAL SERVICES -- (CONTINUED)

     53,850  Synovus Financial Corp..................  $    1,070,268
     28,300  Torchmark Corporation...................         965,737
     26,200  Transamerica Corporation................       1,965,000
    144,519  U.S. Bancorp............................       4,913,646
     28,400  Union Planters Corporation..............       1,269,125
     28,400  Unum Corporation........................       1,554,900
     40,300  Wachovia Corporation....................       3,448,168
    118,156  Washington Mutual, Inc..................       4,179,768
    329,200  Wells Fargo & Co........................      14,073,300
                                                       --------------
                                                          355,876,819
                                                       --------------
             FOOD, BEVERAGE & TOBACCO -- 5.6%
      7,200  Adolph Coors Company - Class B..........         356,400
     94,700  Anheuser-Busch Companies, Inc...........       6,717,781
    116,702  Archer-Daniels-Midland Company..........       1,801,587
     55,600  Bestfoods...............................       2,752,200
     13,600  Brown-Forman Corporation - Class B......         886,550
     86,900  Campbell Soup Company...................       4,029,987
    491,400  Coca-Cola Company, (The)................      30,712,500
     84,500  Coca-Cola Enterprises, Inc..............       2,513,875
     97,200  Conagra, Inc............................       2,587,950
     33,200  Fortune Brands, Inc.....................       1,373,650
     30,400  General Mills, Inc......................       2,443,400
     71,500  Heinz (H.J.) Company....................       3,583,937
     27,800  Hershey Foods Corporation...............       1,650,625
     80,700  Kellogg Company.........................       2,663,100
     64,700  Nabisco Group Holdings Corp.............       1,265,693
    293,700  PepsiCo, Inc............................      11,362,518
    480,600  Philip Morris Co., Inc..................      19,314,112
     27,200  Quaker Oats Company (The)...............       1,805,409
     64,700  Ralston Purina Company..................       1,969,306
     98,800  Safeway, Inc............................       4,890,600
    180,000  Sara Lee Corporation....................       4,083,750
     85,200  Seagram Company Ltd. (The)..............       4,291,950
    *30,330  Tricon Global Restaurants, Inc..........       1,641,611
    113,792  Unilever N.V. New York Shares...........       7,936,992
     35,000  UST, Inc................................       1,023,750
     23,100  Wrigley, (Wm.) Jr. Co...................       2,079,000
                                                       --------------
                                                          125,738,233
                                                       --------------
             HEALTH CARE -- 11.1%
    302,900  Abbott Laboratories.....................      13,781,950
     13,100  Allergan, Inc...........................       1,454,100
    *19,800  ALZA Corporation........................       1,007,325
    260,600  American Home Products Corporation......      14,984,500
   *101,900  Amgen, Inc..............................       6,203,162
     10,200  Bard (C.R.), Inc........................         487,687
     11,100  Bausch & Lomb, Inc......................         849,150
     58,100  Baxter International, Inc...............       3,522,312
     49,700  Becton Dickinson & Co...................       1,491,000
     22,400  Biomet, Inc.............................         890,400
    *78,700  Boston Scientific Corporation...........       3,457,881
    395,600  Bristol-Myers Squibb Company............      27,865,075
     53,951  Cardinal Health, Inc....................       3,459,607
    112,900  Columbia/HCA Healthcare Corporation.....       2,575,531
    219,000  Eli Lilly and Co........................      15,685,875
     60,000  Guidant Corporation.....................       3,086,250
    *22,000  HCR Manor Care, Inc.....................         532,125
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

           HEALTH CARE -- (CONTINUED)

    *82,300  HealthSouth Corp........................  $    1,229,356
    *33,400  Humana, Inc.............................         432,112
    267,600  Johnson & Johnson Co....................      26,224,800
     22,400  Loews Corporation.......................       1,772,400
     14,200  Mallinckrodt, Inc.......................         516,525
     55,209  McKesson HBOC, Inc......................       1,773,589
    116,200  Medtronic, Inc..........................       9,049,075
    470,200  Merck & Co., Inc........................      34,794,800
      8,700  Millipore Corporation...................         352,893
     24,700  Pall Corporation........................         548,031
      9,900  Pe Corporation - Pe Biosystems Group....       1,136,025
    257,600  Pfizer, Inc.............................      28,271,600
    101,100  Pharmacia & Upjohn, Inc.................       5,743,743
     47,700  Pioneer Hi-Bred International, Inc......       1,857,318
    293,000  Schering-Plough Corporation.............      15,529,000
     54,300  Service Corporation International.......       1,045,275
      5,300  Shared Medical Systems Corporation......         345,825
    *16,800  St. Jude Medical, Inc...................         598,500
    *61,600  Tenet Healthcare Corporation............       1,143,450
     34,500  United Healthcare Corporation...........       2,160,562
    169,300  Warner-Lambert Company..................      11,745,187
    *19,300  Watson Pharmaceuticals, Inc.............         676,706
    *13,400  Wellpoint Health Networks, Inc..........       1,137,325
                                                       --------------
                                                          249,418,027
                                                       --------------
             INDUSTRIAL MATERIALS -- 3.4%
     45,600  Air Products & Chemicals, Inc...........       1,835,400
     44,900  Alcan Aluminum Ltd......................       1,433,993
     73,600  Alcoa, Inc..............................       4,554,000
     38,400  Allegheny Teledyne Incorporated.........         868,800
      8,000  Armstrong World Industries, Inc.........         462,500
      7,900  ASARCO, Inc.............................         148,618
     77,700  Barrick Gold Corp.......................       1,505,437
     44,600  Battle Mountain Gold Company............         108,712
     10,400  Bemis Company, Inc......................         413,400
    *25,900  Bethlehem Steel Corporation.............         199,106
     14,800  BFGoodrich Co...........................         629,000
     11,200  Boise Cascade Corporation...............         480,200
     19,000  Champion International Corporation......         909,625
     24,400  Crown Cork & Seal Company, Inc..........         695,400
     18,200  Cyprus Amax Minerals Company............         276,412
     43,700  Dow Chemical Company....................       5,544,437
    224,700  du Pont (E.I.) de Nemours & Co..........      15,349,818
     15,700  Eastman Chemical Company................         812,475
     25,700  Ecolab, Inc.............................       1,121,162
     25,000  Engelhard Corporation...................         565,625
     *6,300  FMC Corporation.........................         430,368
     32,800  Freeport-McMoRan Copper & Gold, Inc.....         588,350
     34,200  Georgia-Pacific Corporation.............       1,620,225
    *13,800  Grace (W.R.) & Co.......................         253,575
     11,800  Great Lakes Chemical Corporation........         543,537
     20,100  Hercules, Inc...........................         790,181
     51,800  Homestake Mining Company................         424,112
     38,100  Inco Ltd................................         685,800
     81,556  International Paper Company.............       4,118,584
     43,800  James River Corporation of Virginia.....       1,658,925
     21,600  Louisiana-Pacific Corporation...........         513,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)
           INDUSTRIAL MATERIALS -- (CONTINUED)

     20,500  Mead Corporation (The)..................  $      855,875
    125,600  Monsanto Company........................       4,953,350
     13,000  Nalco Chemical Company..................         674,375
     33,193  Newmont Mining Corporation..............         659,710
     17,400  Nucor Corporation.......................         825,412
     10,800  Owens Corning...........................         371,250
    *30,900  Owens-Illinois, Inc.....................       1,010,043
     11,500  Phelps Dodge Corporation................         712,281
     64,500  Placer Dome, Inc........................         761,906
      5,800  Potlatch Corporation....................         254,837
     34,600  PPG Industries, Inc.....................       2,043,562
     31,400  Praxair, Inc............................       1,536,637
     12,800  Reynolds Metals Company.................         755,200
     42,388  Rohm & Haas Company.....................       1,817,364
    *16,624  Sealed Air Corporation..................       1,078,482
     34,200  Sherman-Williams Company................         949,050
     20,000  Sigma-Aldrich Corporation...............         688,750
     11,000  Temple-Inland, Inc......................         750,750
     26,500  Union Carbide Corporation...............       1,291,875
     17,600  USX Corporation.........................         475,200
     20,100  Westvaco Corporation....................         582,900
     39,700  Weyerhaeuser Company....................       2,729,375
     22,100  Willamette Industries, Inc..............       1,017,981
     18,400  Worthington Industries, Inc.............         302,450
                                                       --------------
                                                           76,639,392
                                                       --------------
             MANUFACTURING -- 2.6%
     22,600  Avery Dennison Corporation..............       1,364,475
      6,100  Ball Corporation........................         257,725
     14,500  Case Corporation........................         697,812
     70,900  Caterpillar, Inc........................       4,254,000
     18,800  Cooper Industries, Inc..................         977,600
     48,500  Corning, Inc............................       3,401,062
     13,600  Crane Co................................         427,550
      8,300  Cummins Engine Company, Inc.............         474,137
     33,036  Dana Corporation........................       1,521,720
     26,700  Danaher Corporation.....................       1,551,937
     46,100  Deere & Company.........................       1,826,712
    111,937  Delphi Automotive Systems Corporation...       2,077,834
     42,400  Dover Corporation.......................       1,484,000
     14,200  Eaton Corporation.......................       1,306,400
     25,100  Honeywell, Inc..........................       2,908,462
     49,800  Illinois Tool Works, Inc................       4,083,600
     32,750  Ingersoll-Rand Company..................       2,116,468
      7,700  Milacron, Inc...........................         142,450
     79,900  Minnesota Mining and Manufacturing
              Company................................       6,946,306
      1,700  NACCO Industries, Inc...................         124,950
    *13,300  Navistar International Corporation......         665,000
     15,500  PACCAR, Inc.............................         827,312
     21,650  Parker Hannifin Corporation.............         990,487
     33,900  Tenneco, Inc............................         809,362
     31,600  Thermo Electron Corporation.............         633,975
     12,400  Timken Company (The)....................         241,800
    163,510  Tyco International, Ltd.................      15,492,577
                                                       --------------
                                                           57,605,713
                                                       --------------
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

             MEDIA & SERVICES -- 4.8%
   *216,300  America Online, Inc.....................  $   23,901,150
   *141,800  CBS Corporation.........................       6,159,437
    *66,100  Clear Channel Communications............       4,556,768
   *147,000  Comcast Corporation - Class A...........       5,650,312
     18,000  Dow Jones & Company, Inc................         955,125
     32,700  Dun & Bradstreet Corporation (The)......       1,158,806
     55,700  Gannett Co., Inc........................       3,975,587
     14,200  Harcourt General, Inc...................         732,187
     63,100  IMS Health, Inc.........................       1,971,875
     27,650  Interpublic Group of Companies, Inc.....       2,395,181
     14,100  King World Productions, Inc.............         490,856
     15,600  Knight-Ridder, Inc......................         857,025
     39,200  McGraw-Hill Companies, Inc. (The).......       2,114,350
   *120,800  MediaOne Group, Inc.....................       8,984,500
     10,400  Meredith Corporation....................         360,100
     35,200  New York Times Company (The)............       1,295,800
     35,600  Omnicom Group, Inc......................       2,848,000
    237,600  Time Warner, Inc........................      17,463,600
     14,400  Times Mirror Co. - Class A..............         853,200
     23,600  Tribune Company.........................       2,056,150
   *137,500  Viacom, Inc. - Class B..................       6,050,000
    410,200  Walt Disney Company (The)...............      12,639,287
                                                       --------------
                                                          107,469,296
                                                       --------------
             REAL ESTATE -- 0.0%
      8,600  Pulte Corporation.......................         198,337
                                                       --------------
             RETAIL -- 6.7%
     83,676  Albertson's, Inc........................       4,314,543
     13,400  American Greetings Corporation..........         403,675
    *29,800  AutoZone, Inc...........................         897,725
    *40,400  Best Buy Company, Inc...................       2,727,000
     19,900  Circuit City Stores, Inc................       1,850,700
    *21,800  Consolidated Stores, Inc................         588,600
    *43,500  Costco Companies, Inc...................       3,482,718
     77,600  CVS Corporation.........................       3,938,200
     88,100  Dayton-Hudson Corp......................       5,726,500
     21,300  Dillard's, Inc..........................         748,162
     44,160  Dollar General Corporation..............       1,280,640
    *41,800  Federated Department Stores, Inc........       2,212,787
    170,513  Gap, Inc. (The).........................       8,589,567
      7,700  Great Atlantic & Pacific Tea Company,
              Inc....................................         260,356
    294,800  Home Depot, Inc. (The)..................      18,996,175
      7,100  Jostens, Inc............................         149,543
    *98,100  Kmart Corp..............................       1,612,518
   *164,600  Kroger Company (The)....................       4,598,512
     42,200  Limited, Inc. (The).....................       1,914,825
      7,800  Longs Drug Store, Inc...................         269,587
     73,800  Lowe's Companies, Inc...................       4,183,537
     66,550  May Department Stores Company...........       2,720,231
    269,800  McDonald's Corporation..................      11,146,112
     28,200  Nordstrom, Inc..........................         944,700
    *73,500  Office Depot, Inc.......................       1,621,593
     52,500  Penney (J.C.) Company, Inc..............       2,549,531
     10,500  Pep Boys - Manny, Moe & Jack............         227,062
     51,400  Rite Aid Corporation....................       1,265,725
     75,800  Sears Roebuck & Co......................       3,377,837
    *92,600  Staples, Inc............................       2,864,812

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

COMMON STOCKS -- (CONTINUED)
           RETAIL -- (CONTINUED)

     38,600  Tandy Corporation.......................  $    1,886,575
     64,200  TJX Companies, Inc. (The)...............       2,138,662
    *49,400  Toys R Us, Inc..........................       1,021,962
    886,400  Wal-Mart Stores, Inc....................      42,768,800
    199,000  Walgreen Co.............................       5,845,625
     29,500  Winn-Dixie Stores, Inc..................       1,089,656
                                                       --------------
                                                          150,214,753
                                                       --------------
             SOFTWARE & SERVICES -- 6.1%
     12,200  Adobe Systems Incorporated, Inc.........       1,002,306
     11,800  Autodesk, Inc...........................         348,837
    123,300  Automatic Data Processing, Inc..........       5,425,200
    *46,700  BMC Software, Inc.......................       2,521,800
    *28,400  Ceridan Corporation.....................         928,325
    107,050  Computer Associates International,
              Inc....................................       5,887,750
    *31,600  Computer Sciences Corp..................       2,186,325
    *73,100  Compuware Corporation...................       2,325,493
     98,200  Electronic Data Systems Corporation.....       5,554,437
     86,000  First Data Corporation..................       4,208,625
 *1,016,700  Microsoft Corporation...................      91,693,631
    *67,200  Novell, Inc.............................       1,780,800
   *286,425  Oracle Corporation......................      10,633,528
    *53,900  Parametric Technology Corporation.......         747,862
     48,800  Paychex, Inc............................       1,555,500
    *48,000  PeopleSoft, Inc.........................         828,000
                                                       --------------
                                                          137,628,419
                                                       --------------
             TRANSPORTATION -- 1.1%
    *30,600  AMR Corporation.........................       2,088,450
     93,400  Burlington Northern Santa Fe
              Corporation............................       2,895,400
     43,400  CSX Corporation.........................       1,966,562
     27,900  Delta Air Lines, Inc....................       1,607,737
    *59,220  FDX Corporation.........................       3,212,685
     21,800  Kansas City Southern Industries, Inc....       1,391,112
     32,400  Kohls Corp..............................       2,500,875
     65,000  Laidlaw, Inc............................         479,375
     75,500  Norfolk Southern Corporation............       2,274,437
     14,300  Ryder System, Inc.......................         371,800
     67,000  Southwest Airlines Co...................       2,085,375
     49,200  Union Pacific Corporation...............       2,868,975
    *14,700  US Airways Group, Inc...................         640,368
                                                           24,383,151
                                                       --------------
                                                       --------------
             UTILITIES -- 10.6%
     56,000  Alltel Corp.............................       4,004,000
     27,300  Ameren Corporation......................       1,047,637
     38,400  American Electric Power Co., Inc........       1,442,400
    218,900  Ameritech Corporation...................      16,089,150
    633,124  AT&T Corp...............................      35,336,233
    309,162  Bell Atlantic Corporation...............      20,211,465
    377,300  BellSouth Corp..........................      17,685,937
     30,100  Carolina Power & Light Company..........       1,288,656
     42,200  Central & South West Corp...............         986,425
     27,750  CenturyTel, Inc.........................       1,103,062
     31,600  CINergy Corp............................       1,011,200
     16,600  Columbia Gas System, Inc................       1,040,612
     45,200  Consolidated Edison Company of New York,
              Inc....................................       2,045,300
                                                           MARKET
  SHARES                                                   VALUE
-----------                                            --------------

           UTILITIES -- (CONTINUED)

     29,700  Constellation Energy Group, Inc.........  $      879,862
     38,200  Dominion Resources, Inc.................       1,654,537
     28,900  DTE Energy Company......................       1,156,000
     72,552  Duke Energy Corporation.................       3,945,015
      4,500  Eastern Enterprises.....................         178,875
     69,000  Edison International....................       1,845,750
     70,400  Enron Corp..............................       5,755,200
     49,100  Entergy Corporation.....................       1,534,375
     46,700  FirstEnergy Corp........................       1,447,700
     18,600  Florida Progress Corp...................         768,412
     36,000  FPL Group, Inc..........................       1,966,500
     34,200  Frontier Corporation....................       2,017,800
     25,000  GPU, Inc................................       1,054,687
    193,600  GTE Corporation.........................      14,665,200
   *370,399  MCI WorldCom, Inc.......................      31,946,913
     22,800  New Century Energies, Inc...............         884,925
    *58,900  NEXTEL Communications, Inc..............       2,956,043
    *37,300  Niagara Mohawk Holdings, Inc............         599,131
      9,500  NICOR, Inc..............................         361,593
     30,300  Northern States Power Company...........         732,881
      6,300  ONEOK, Inc..............................         200,025
     59,200  PacifiCorp..............................       1,087,800
     38,200  Peco Energy Company.....................       1,599,625
      7,000  Peoples Energy Corporation..............         263,812
     76,200  PG&E Corp...............................       2,476,500
     31,400  PP&L Resources Inc......................         965,550
     43,700  Public Service Enterprise Group, Inc....       1,786,237
     58,992  Reliant Energy, Inc.....................       1,629,654
    391,220  SBC Communications, Inc.................      22,690,760
     21,800  Sonat, Inc..............................         722,125
    138,500  Southern Company........................       3,670,250
    172,100  Sprint Corporation (FON Group)..........       9,089,031
     56,215  Texas Utilities Company.................       2,318,868
     43,300  Unicom Corporation......................       1,669,756
    100,143  US West, Inc............................       5,883,401
     86,100  Williams Companies, Inc.................       3,664,631
                                                       --------------
                                                          239,361,501
                                                       --------------
             WASTE MANAGEMENT -- 0.3%
     31,500  Browning-Ferris Industries, Inc.........       1,354,500
    121,182  Waste Management, Inc...................       6,513,532
                                                       --------------
                                                            7,868,032
                                                       --------------
             Total common stocks.....................  $2,235,964,252
                                                       --------------
                                                       --------------

 PRINCIPAL
  AMOUNT
-----------
U.S. TREASURIES & FEDERAL AGENCIES -- 0.1%
             U.S. TREASURY BILL -- 0.1%
$   125,000  4.25% due 08/19/99......................  $      124,276
    500,000  4.28% due 08/19/99......................         497,087
    750,000  4.42% due 08/12/99......................         746,132
    380,000  4.44% due 08/12/99......................         378,031
                                                       --------------
             Total U.S. treasuries & federal
             agencies................................  $    1,745,526
                                                       --------------
                                                       --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

 PRINCIPAL                                                 MARKET
  AMOUNT                                                   VALUE
-----------                                            --------------
SHORT-TERM SECURITIES -- 1.1%
             REPURCHASE AGREEMENT -- 1.1%
$25,412,000  Interest in $153,141,000 joint
             repurchase agreement dated 06/30/99 with
             State Street Bank 4.800% due 07/01/99;
             maturity amount $25,415,388
             (Collateralized by $153,141,000 U.S.
             Treasury Bonds 8.125% due 05/15/21).....  $   25,412,000
                                                       --------------
                                                       --------------

                                                         MARKET
                                                         VALUE
                                                    ----------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $1,416,106,259)...........................   99.2% $ 2,235,964,252
Total U.S. treasuries & federal agencies
 (cost $1,745,528).........................    0.1        1,745,526
Total short-term securities (cost
 $25,412,000)..............................    1.1       25,412,000
                                             -----  ----------------
Total investment in securities
 (total cost $1,443,263,787)...............  100.4    2,263,121,778
Cash, receivables and other assets.........    0.7       16,062,890
Payable for securities purchased...........   (0.1)      (2,667,408)
Payable for Fund shares redeemed...........   (0.9)     (20,955,423)
Other liabilities..........................   (0.1)      (1,056,557)
                                             -----  ----------------
Net assets.................................  100.0% $ 2,254,505,280
                                             -----  ----------------
                                             -----  ----------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000,000 shares authorized; 573,527,878
 shares outstanding...............................  $   57,352,788
Capital surplus...................................   1,348,213,631
Accumulated undistributed net investment income...      10,187,945
Accumulated undistributed net realized gain on
 investments......................................      18,550,213
Unrealized appreciation of investments............     819,857,990
Unrealized appreciation of futures contracts ++...         342,713
                                                    --------------
Net assets, applicable to shares outstanding......  $2,254,505,280
                                                    --------------
                                                    --------------

Class IA
Net assets value per share ($2,254,505,280  DIVIDED BY
 573,527,878 shares outstanding) (1,500,000,000 shares
 authorized)..............................................  $3.93
                                                            -----
                                                            -----
Class IB
Net assets value per share ($0  DIVIDED BY 0 shares
 outstanding) (500,000,000 shares authorized).............  $0.00
                                                            -----
                                                            -----

  *  Non-income producing during period.
 ++ The Fund had 49 Standard & Poor's 500 September 1999 Futures contracts open as of June 30, 1999. These contracts had a value of $16,925,825 as of June 30, 1999 and were collateralized by various U.S. Treasury obligations with a market value of $1,745,526.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 89.8%
              AUSTRALIAN -- 3.1%
   1,376,457  Australia & New Zealand Banking
               (Financial Services)...................  $   10,121,483
     905,211  Broken Hill Proprietary Co. (Industrial
               Materials).............................      10,485,627
     942,118  News Corp., Ltd. (Media and Services)...       8,038,310
   5,403,734  Pasminco Ltd. (Industrial Materials)....       5,966,182
    *833,178  Telstra Corporation Ltd. (Utilities)....       4,774,322
                                                        --------------
                                                            39,385,924
                                                        --------------
              BRAZIL -- 1.0%
   5,367,400  Companhia Cervejaria Brahma (Food,
               Beverage, & Tobacco)...................       2,954,792
     224,700  Embratel Participacoes S.A.
               (Utilities)............................       3,117,712
  28,104,000  Petroleo Brasileiro S.A. (Energy &
               Services)..............................       4,327,474
     109,000  Telesp Participacoes S.A. (Utilities)...       2,493,375
                                                        --------------
                                                            12,893,353
                                                        --------------
              CANADA -- 2.5%
     362,800  Alcan Aluminum Ltd. (Industrial
               Materials).............................      11,496,464
     362,900  Canadian Imperial Bank of Commerce
               (Financial Services)...................       8,606,335
     112,900  Canadian National Railway Company
               (Transportation).......................       7,564,300
    *144,200  Newbridge Networks Corp. (Communication
               Equipment).............................       4,092,029
                                                        --------------
                                                            31,759,128
                                                        --------------
              CHINA -- 1.8%
    *863,000  Cheung Kong Holdings Ltd. (Business
               Services)..............................       7,674,955
    *826,100  China Telecom (Hong Kong) Ltd. (Media
               and Services)..........................       2,294,541
   1,158,000  New World Development (Real Estate).....       3,470,143
     546,000  Oversea-Chinese Banking Corp., Ltd.
               (Financial Services)...................       4,554,094
     633,000  Overseas Union Bank - Foreign (Financial
               Services)..............................       3,048,867
     246,000  Sun Hung Kai Properties (Real Estate)...       2,243,249
                                                        --------------
                                                            23,285,849
                                                        --------------
              DENMARK -- 0.6%
     124,270  Unidanmark A/S - A Shares (Financial
               Services)..............................       8,294,138
                                                        --------------
              FINLAND -- 2.2%
     245,422  Nokia Oy (Communication Equipment)......      21,513,231
     222,500  UPM-Kymmene Oyj (Industrial
               Materials).............................       6,378,932
                                                        --------------
                                                            27,892,163
                                                        --------------
              FRANCE -- 12.4%
      79,500  Accor S.A. (Consumer Services)..........      19,963,621
      50,810  Alcatel (Communication Equipment).......       7,152,453
     116,700  Alstom (Manufacturing)..................       3,670,657

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

             FRANCE -- (CONTINUED)

      85,300  Axa (Financial Services)................  $   10,406,555
      99,471  Banque National de Paris (Financial
               Services)..............................       8,288,597
      41,530  Casino Guichard-Perrachon S.A.
               (Retail)...............................       3,640,441
      64,800  Compagnie de Saint-Gobain S.A.
               (Industrial Materials).................      10,324,682
     163,490  Compagnie Financiere de Paribas
               (Financial Services)...................      18,327,109
      73,440  Elf Aquitaine (Energy & Services).......      10,777,320
     235,300  Michelin - Class B (Consumer
               Durables)..............................       9,626,254
      65,600  Societe Generale - A shares (Financial
               Services)..............................      11,561,631
      79,130  Suez Lyonnaise des Eaux (Utilities).....      14,272,636
     137,403  Total S.A. - B Shares (Energy &
               Services)..............................      17,726,653
     164,670  Vivendi (Utilities).....................      13,339,326
                                                        --------------
                                                           159,077,935
                                                        --------------
              GERMANY -- 9.3%
      28,080  Allianz AG (Financial Services).........       7,847,649
     371,350  Bayer AG (Health Care)..................      15,452,551
     142,010  DaimlerChrysler AG (Consumer
               Durables)..............................      12,404,394
     106,400  Deutsche Bank AG Dem (Financial
               Services)..............................       6,484,885
     320,060  Hoechst AG (Health Care)................      14,424,011
     132,312  Mannesmann AG (Media and Services)......      19,785,200
      50,000  Muenchener Rueckversicherungs-
               Gesellschaft AG (Financial Services)...       9,420,669
     273,900  Siemens AG (Electronics)................      21,128,411
     213,100  Veba AG (Utilities).....................      12,570,504
                                                        --------------
                                                           119,518,274
                                                        --------------
              ITALY -- 1.5%
   1,434,500  Telecom Italia S.p.A. (Utilities).......      14,911,945
   1,010,900  Unicredito Italiano S.p.A. (Financial
               Services)..............................       4,441,104
                                                        --------------
                                                            19,353,049
                                                        --------------
              JAPAN -- 17.2%
      38,000  Advantest Corporation (Electronics).....       4,175,611
     607,000  Bank of Toyko-Mitsubishi Ltd. (Financial
               Services)..............................       8,640,897
     184,000  Bridgestone Corp. (Consumer Durables)...       5,563,957
     587,000  Dai Nippon Printing Co. (Media and
               Services)..............................       9,384,344
     209,000  Eisai Co., Ltd. (Health Care)...........       4,118,314
     109,000  Fuji Machine Manufacturing Co.
               (Manufacturing)........................       3,359,078
     381,000  Fujisawa Pharmaceutical (Health Care)...       6,201,204
     328,000  Fujitsu Limited (Electronics)...........       6,598,689
   1,098,000  Hitachi Ltd. (Electronics)..............      10,296,344
     226,000  Kao Corporation (Consumer Non-
               Durables)..............................       6,348,515

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
             JAPAN -- (CONTINUED)

      37,600  Mabuchi Motor Co., Ltd. (Electronics)...  $    3,494,823
     182,700  Matsumotokiyoshi (Retail)...............      10,943,630
      47,000  Matsushita Communication Industrial Co.,
               Ltd. (Communication Equipment).........       3,358,913
     258,000  Matsushita Electric Industrial Co.
               (Media and Services)...................       5,009,246
     683,000  Nikko Securities Co. (Financial
               Services)..............................       4,407,137
      12,300  Nippon Telegraph & Telephone Corp.
               (Utilities)............................      14,328,775
       1,170  NTT Mobile Communication Network, Inc.
               (Media and Services)...................       1,585,311
       4,680  NTT Mobile New (Media and Services).....       6,263,913
     865,000  Olympus Optical Co., Ltd. (Health
               Care)..................................      12,785,311
      33,000  Rohm Company Ltd. (Electronics).........       5,166,637
     672,000  Sharp Corporation (Computer & Office
               Equipment).............................       7,939,445
      18,500  Softbank Corp. (Software & Services)....       3,746,277
     200,600  Sony Corporation (Media and Services)...      21,628,494
     256,000  Takeda Chemical Industries Ltd. (Health
               Care)..................................      11,865,544
     205,300  Takefuji Corp. (Financial Services).....      21,219,303
     370,000  Tokyo Style Co. (Consumer Non-
               Durables)..............................       3,974,018
   1,872,000  Toshiba Corporation (Computer & Office
               Equipment).............................      13,347,548
     137,000  Yamanouchi Pharmaceuticals Co., Ltd.
               (Health Care)..........................       5,240,665
                                                        --------------
                                                           220,991,943
                                                        --------------
              MEXICO -- 0.7%
      54,000  Femsa (Food, Beverage & Tobacco)........       2,153,250
      83,600  Grupo Televisa S.A. (Media and
               Services)..............................       3,746,325
     105,000  Panamerican Beverages, Inc. (Food,
               Beverage & Tobacco)....................       2,500,312
                                                        --------------
                                                             8,399,887
                                                        --------------
              NETHERLANDS -- 7.0%
     293,357  ING Groep N.V. (Financial Services).....      15,882,870
     331,918  Koninklijke Ahold N.V. (Retail).........      11,432,744
     146,384  Koninklijke KPN N.V. (Utilities)........       6,868,758
    *256,036  Koninklijke Philips Electronics N.V.
               (Electronics)..........................      25,255,689
     134,500  Royal Dutch Petroleum Company (Energy &
               Services)..............................       7,878,505
     318,911  Unilever N.V. - CVA (Consumer Non-
               Durables)..............................      21,492,549
     271,500  Unilever N.V. (Consumer Non-Durables)...       1,455,949
                                                        --------------
                                                            90,267,064
                                                        --------------
              NEW ZEALAND -- 0.3%
     116,300  Telecom Corporation (Utilities).........       4,063,231
                                                        --------------
                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

              PHILLIPINES -- 0.2%
     210,500  Metropolitan Bank & Trust (Financial
               Services)..............................  $    2,102,297
                                                        --------------
              SPAIN -- 3.9%
     147,100  Banco Popular Espanol (Financial
               Services)..............................      10,581,082
     585,400  ENDESA - Empresa Nacional de
               Electricidad S.A. (Utilities)..........      12,484,653
     369,600  Repsol S.A. (Energy & Services).........       7,546,931
      63,666  Telefonica S.A. (Utilities).............       3,066,836
     110,047  Telefonica S.A. (Utilities).............      16,190,632
                                                        --------------
                                                            49,870,134
                                                        --------------
              SWEDEN -- 2.9%
    *228,720  Hennes & Mauritz (Retail)...............       5,649,569
   1,230,180  Nordbanken Holding AB (Financial
               Services)..............................       7,191,458
     270,230  Pharmacia & Upjohn (Health Care)........      14,939,062
     288,060  Telefonaktiebolaget LM Ericsson
               (Ericsson AB) (Communication
               Equipment).............................       9,232,969
                                                        --------------
                                                            37,013,058
                                                        --------------
              SWITZERLAND -- 5.8%
       3,160  Alusuisse Lonza Group AG (Industrial
               Materials).............................       3,683,234
      79,940  Credit Suisse Group (Financial
               Services)..............................      13,832,496
       6,030  Holderbank Financiere Glarus AG (Bearer)
               (Industrial Materials).................       7,117,664
      12,469  Nestle S.A. (Food, Beverage &
               Tobacco)...............................      22,466,160
       7,120  Novartis (Health Care)..................      10,396,567
         780  Roche Holdings AG Genusss (Health
               Care)..................................       8,017,805
      23,690  Swisscom AG (Utilities).................       8,914,665
                                                        --------------
                                                            74,428,591
                                                        --------------
              THAILAND -- 0.3%
  *5,227,500  Siam Commercial Warrants (Financial
               Services)..............................       3,366,966
                                                        --------------
              UNITED KINGDOM -- 16.2%
     896,811  Allied Irish Banks PLC (Financial
               Services)..............................      11,789,784
     345,600  Barclays PLC (Financial Services).......      10,072,784
     472,400  British Airways PLC (Media and
               Services)..............................       3,248,510
   1,691,261  British Petroleum Co., PLC (Energy &
               Services)..............................      30,285,018
     397,978  British Telecommunications PLC
               (Utilities)............................       6,649,726
  *1,295,947  Cadbury Schweppes PLC (Food, Beverage &
               Tobacco)...............................       8,273,345
     587,792  Diageo PLC (Food, Beverage & Tobacco)...       6,124,406
     314,817  Granada Group PLC (Media and
               Services)..............................       5,875,553
     210,200  HSBC Holdings PLC (Financial
               Services)..............................       7,455,110

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)
             UNITED KINGDOM -- (CONTINUED)

     836,100  Imperial Chemical Industries PLC
               (Industrial Materials).................  $    8,263,511
   2,207,800  Invensys PLC (Electronics)..............      10,457,866
     723,600  National Westminster Bank PLC (Financial
               Services)..............................      15,329,807
     601,100  Prudential Corporation PLC (Financial
               Services)..............................       8,897,155
     420,600  Reed International PLC (Media and
               Services)..............................       2,827,659
     963,300  Scottish Power PLC (Utilities)..........       8,336,289
   1,604,010  Smith & Nephew PLC (Health Care)........       4,873,492
   2,748,120  SmithKline Beecham PLC (Health Care)....      35,672,880
   S*168,000  South African Breweries PLC (Food,
               Beverage & Tobacco)....................       1,440,612
   1,113,514  Vodafone Group PLC (Media and
               Services)..............................      22,010,610
                                                        --------------
                                                           207,884,117
                                                        --------------
              UNITED STATES OF AMERICA -- 1.1%
    *459,100  Asia Pulp & Paper Company Ltd.
               (Industrial Materials).................       4,418,837
     *49,700  China Telecom (Hong Kong) Ltd. (Media
               and Services)..........................       2,832,900
     *47,000  Telebras-Sponsored ADR (Utilities)......           2,937
      47,000  Telecomunicacoes Brasileiras S.A.
               (Utilities)............................       4,238,812
      37,100  Telefonos de Mexico S.A. ADR
               (Utilities)............................       2,998,143
                                                        --------------
                                                            14,491,629
                                                        --------------
              Total common stocks.....................  $1,154,338,730
                                                        --------------
                                                        --------------

 PRINCIPAL
   AMOUNT
------------
U.S. TREASURIES & FEDERAL AGENCIES -- 0.3%
              U.S. TREASURY BILL -- 0.3%
$  3,000,000  4.175% due 07/08/99.....................  $    2,997,564
     500,000  4.29% due 07/08/99......................         499,582
                                                        --------------
                                                        $    3,497,146
                                                        --------------
                                                        --------------
SHORT-TERM SECURITIES -- 7.2%
              REPURCHASE AGREEMENT
$ 92,229,000  Interest in $1,933,099,000 joint
              repurchase agreement dated 06/30/99 with
              State Street Bank 4.822% due 07/01/99;
              maturity amount $92,241,355
              (Collateralized by $125,000,000 U.S.
              Treasury Notes 6.625% due 05/15/07,
              $1,170,609,000 U.S. Treasury Bonds
              6.125% - 12.000% due 08/15/13 -
              11/15/27, $637,490,000 U.S. Treasury
              Strips (principal) 0.00% due
              06/30/00-05/15/15)......................  $   92,229,000
                                                        --------------
                                                        --------------

                                                     MARKET
                                                     VALUE
                                                 --------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,500,000,000 shares authorized; 857,048,620
 shares outstanding............................  $   85,704,862
Capital surplus................................     954,982,236
Accumulated undistributed net investment
 income........................................      11,778,057
Accumulated undistributed net realized gain on
 investments...................................     100,482,783
Unrealized appreciation of investments.........     131,701,003
Unrealized depreciation of futures
 contracts f...................................          (1,433)
Unrealized appreciation of forward foreign
 currency contracts (See Note 2) w.............         564,949
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............        (298,262)
                                                 --------------
Net assets.....................................  $1,284,914,195
                                                 --------------
                                                 --------------

Class IA
Net assets value per share ($1,283,659,800  DIVIDED BY
 855,881,379 shares outstanding) (1,125,000,000 shares
 authorized)............................................  $1.50
                                                          -----
                                                          -----
Class IB
Net assets value per share ($1,254,395  DIVIDED BY
 1,167,241 shares outstanding) (375,000,000 shares
 authorized)............................................  $1.07
                                                          -----
                                                          -----

STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investments in securities, at value (total cost
 $1,118,363,873) -- see accompanying
 portfolio.....................................  $1,250,064,876
Receivable for investment securities sold......      49,414,822
Receivable for Fund shares sold................      18,375,841
Receivable for dividends and interest..........       8,061,378
Cash and other assets..........................           2,014
                                                 --------------
Total assets...................................  $1,325,918,931
                                                 --------------
                                                 --------------

LIABILITIES
Investment securities purchased................  $   27,154,437
Fund shares redeemed...........................      10,738,686
Other accrued expenses.........................       3,111,613
                                                 --------------
Total liabilities..............................      41,004,736
                                                 --------------
Net assets.....................................  $1,284,914,195
                                                 --------------
                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                             MARKET
                                                             VALUE
                                                         --------------
DIVERSIFICATION BY INDUSTRY:
  Business Services............................     0.6% $    7,674,955
  Communication Equipment......................     3.5      45,349,595
  Computer & Office Equipment..................     1.7      21,286,993
  Consumer Durables............................     2.1      27,594,605
  Consumer Non-Durables........................     2.6      33,271,031
  Consumer Services............................     1.6      19,963,621
  Electronics..................................     6.7      86,574,070
  Energy & Services............................     6.1      78,541,901
  Financial Services...........................    19.6     252,172,262
  Food, Beverage, & Tobacco....................     3.6      45,912,877
  Health Care..................................    11.2     143,987,406
  Industrial Materials.........................     5.3      68,135,133
  Manufacturing................................     0.5       7,029,735
  Media & Services.............................     8.9     114,530,916
  Real Estate..................................     0.4       5,713,392
  Retail.......................................     2.5      31,666,384
  Software & Services..........................     0.3       3,746,277
  Transportation...............................     0.6       7,564,300
  Utilities....................................    12.0     153,623,277
                                                 ------  --------------
Total common stocks............................    89.8% $1,154,338,730
                                                 ------  --------------
                                                 ------  --------------

  *  Non-income producing during period.
SSecurity exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of these securities amounted to $1,440,612 or .11% of net assets.
f The fund had 4 September MATIF CAC 40 Index futures contracts, 2 September MIB
  30 Index futures contracts, 3 September DTB DAX Index futures contracts open as of June 30, 1999. These contracts had a market value of $965,883 as of June 30, 1999 and are collateralized by various U.S. Treasury obligations having a market value of $2,997,564.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1999

                       TOTAL      AGGREGATE   DELIVERY    UNREALIZED
DESCRIPTION         MARKET VALUE  FACE VALUE    DATE     (DEPRECIATION)
------------------  ------------  ----------  ---------  -------------
Japanese Yen
(Sell)               $30,268,793  $30,810,327 07/16/99     $ 541,534
Japanese Yen
(Sell)                1,277,878    1,301,294  07/16/99        23,415
                                                         -------------
                                                             564,949
                                                         -------------
                                                         -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------
COMMON STOCKS -- 96.2%
              AEROSPACE & DEFENSE -- 4.7%
    S350,000  Qwest Trends Trust......................  $   19,950,000
   1,918,200  United Technologies Corporation.........     137,510,962
                                                        --------------
                                                           157,460,962
                                                        --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 1.3%
     715,900  Xerox Corporation.......................      42,282,866
                                                        --------------
              CONSUMER DURABLES -- 1.9%
     622,200  Ford Motor Co...........................      35,115,412
     319,200  General Motors Corporation..............      21,067,200
     183,900  Newell Rubbermaid, Inc..................       8,551,350
                                                        --------------
                                                            64,733,962
                                                        --------------
              CONSUMER NON-DURABLES -- 3.6%
     199,200  Clorox Company (The)....................      21,277,050
     449,000  Colgate-Palmolive Company...............      44,338,750
     693,600  Kimberly-Clark Corporation..............      39,535,200
     413,700  Stanley Works (The).....................      13,315,968
                                                        --------------
                                                           118,466,968
                                                        --------------
              CONSUMER SERVICES -- 0.4%
     209,300  Eastman Kodak Company...................      14,180,075
                                                        --------------
              ELECTRONICS -- 4.1%
   1,197,160  General Electric Company................     135,279,080
                                                        --------------
              ENERGY & SERVICES -- 8.2%
     609,600  Chevron Corporation.....................      58,026,533
     328,900  Kerr-McGee Corporation..................      16,506,668
     421,000  Mobil Corporation.......................      41,679,000
   2,446,300  Repsol S.A. ADR.........................      49,690,468
   1,573,006  Sunoco, Inc.............................      47,485,118
     910,100  Total Fina S.A. ADR.....................      58,644,568
                                                        --------------
                                                           272,032,355
                                                        --------------
              FINANCIAL SERVICES -- 17.9%
     369,300  CIGNA Corporation.......................      32,867,700
   2,548,350  Citigroup, Inc..........................     121,046,625
     582,300  Edwards (A.G.) & Sons, Inc..............      18,779,175
     347,100  Federal National Mortgage Association...      23,732,962
     707,300  Household International, Inc............      33,508,337
     768,850  Marsh & McLennan Companies, Inc.........      58,048,175
   1,089,000  MBNA Corporation........................      33,350,625
     565,700  National City Corporation...............      37,053,350
     998,500  National Commerce Bancorporation........      21,842,187
   1,375,700  Pacific Century Financial Corporation...      29,663,531
     478,300  Peoples Bank............................      14,558,256
     766,300  Pinnacle West Capital Corporation.......      30,843,575
   2,031,500  U.S. Bancorp............................      69,071,000
     511,000  UnionBanCal Corporation.................      18,459,875
     388,300  Wachovia Corporation....................      33,223,918
     364,700  XI Capital Ltd - Class A................      20,605,550
                                                        --------------
                                                           596,654,841
                                                        --------------
              FOOD, BEVERAGE & TOBACCO -- 7.1%
     318,200  Anheuser-Busch Companies, Inc...........      22,572,312
     827,975  Flowers Industries, Inc.................      17,956,707
     547,500  Hershey Foods Corporation...............      32,507,812
   1,238,800  McCormick & Co., Inc....................      39,099,625

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)

     103,800  Nabisco Group Holdings Corp.............  $    2,030,587
     840,100  Nabisco Holdings Corporation............      36,334,325
   1,655,300  Philip Morris Co., Inc..................      66,522,368
     650,233  Reynolds (R.J.) Tobacco Holdings,
               Inc....................................      20,482,342
                                                        --------------
                                                           237,506,078
                                                        --------------
              HEALTH CARE -- 9.2%
     547,200  Abbott Laboratories.....................      24,897,600
     671,400  American Home Products Corporation......      38,605,500
     240,000  AstraZeneca Group PLC...................       9,405,000
     748,000  Baxter International, Inc...............      45,347,500
     314,200  Bristol-Myers Squibb Company............      22,131,462
     321,800  Merck & Co., Inc........................      23,813,200
   1,283,300  Pharmacia & Upjohn, Inc.................      72,907,481
   1,010,900  Warner-Lambert Company..................      70,131,187
                                                        --------------
                                                           307,238,930
                                                        --------------
              INDUSTRIAL MATERIALS -- 4.3%
     622,700  Abitibi-Consolidated, Inc...............       7,083,212
     186,300  Air Products & Chemicals, Inc...........       7,498,575
     431,000  Alcoa, Inc..............................      26,668,125
     193,500  BOC Group PLC - Sponsored ADR...........       7,800,468
     167,900  Bowater, Inc............................       7,933,275
     517,700  du Pont (E.I.) de Nemours & Co..........      35,365,381
      82,600  Eastman Chemical Company................       4,274,550
     315,300  Temple-Inland, Inc......................      21,519,225
     291,700  Weyerhaeuser Company....................      20,054,375
      96,200  Willamette Industries, Inc..............       4,431,212
                                                        --------------
                                                           142,628,398
                                                        --------------
              MANUFACTURING -- 5.3%
     552,700  Caterpillar, Inc........................      33,162,000
     735,300  Corning, Inc............................      51,562,912
     429,200  Dana Corporation........................      19,770,025
     223,098  Delphi Automotive Systems Corporation...       4,141,265
     282,100  Eaton Corporation.......................      25,953,200
     306,800  Minnesota Mining and Manufacturing
               Company................................      26,672,425
     423,400  New Holland N.V.........................       7,250,725
     275,400  Trinity Industries, Inc.................       9,225,900
                                                        --------------
                                                           177,738,452
                                                        --------------
              MEDIA & SERVICES -- 2.1%
 S16,830,000  CBS Radio, Inc..........................      26,759,700
     608,800  Gannett Co., Inc........................      43,453,100
      31,066  Nielson Media Research, Inc.............         908,680
                                                        --------------
                                                            71,121,480
                                                        --------------
              REAL ESTATE -- 2.0%
     632,300  Archstone Communities Trust.............      13,871,081
     211,200  Boston Properties, Inc..................       7,576,800
     402,000  Corp. REIT..............................      15,728,250
     159,900  Spieker Properties, Inc. REIT...........       6,216,112
     363,348  Starwood Hotels & Resorts Worldwide,
               Inc....................................      11,104,823
     527,400  Trust REIT..............................      13,119,075
                                                        --------------
                                                            67,616,141
                                                        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                            MARKET
   SHARES                                                   VALUE
------------                                            --------------

COMMON STOCKS -- (CONTINUED)

              RETAIL -- 3.0%
   1,311,030  Intimate Brands, Inc....................  $   62,110,046
     938,400  May Department Stores Company...........      38,357,100
                                                        --------------
                                                           100,467,146
                                                        --------------
              SOFTWARE & SERVICES -- 0.8%
     144,300  Cabot Corp..............................       3,490,256
     425,300  Electronic Data Systems Corporation.....      24,056,031
                                                        --------------
                                                            27,546,287
                                                        --------------
              TRANSPORTATION -- 0.7%
     497,400  USFreightways Corporation...............      23,035,837
                                                        --------------
              UTILITIES -- 19.6%
     898,500  Ameritech Corporation...................      66,039,750
   1,599,300  AT&T Corp...............................      89,260,931
   1,538,846  Bell Atlantic Corporation...............     100,602,057
     640,000  BellSouth Corp..........................      30,000,000
     239,400  Columbia Gas System, Inc................      15,007,387
     696,700  DQE, Inc................................      27,955,087
     263,800  Duke Energy Corporation.................      14,344,125
     694,100  El Paso Energy Corporation..............      24,423,643
   1,107,500  Endesa S.A..............................      23,534,375
     560,600  Enron Corp..............................      45,829,050
     728,600  GPU, Inc................................      30,737,812
    *237,581  MCI WorldCom, Inc.......................      20,491,361
     205,200  Montana Power Company...................      14,466,600
     664,800  Nisource, Inc...........................      17,160,150
     487,600  Peco Energy Company.....................      20,418,250
     333,200  Powergen PLC Sponsored ADR..............      14,285,950
     577,900  SBC Communications, Inc.................      33,518,200
     399,200  Sprint Corporation (FON Group)..........      21,082,750
     324,000  Texas Utilities Company.................      13,365,000
     427,400  Unicom Corporation......................      16,481,612
     476,850  UtiliCorp United, Inc...................      11,593,415
                                                        --------------
                                                           650,597,505
                                                        --------------
              Total common stocks.....................  $3,206,587,363
                                                        --------------
                                                        --------------

 PRINCIPAL
   AMOUNT
------------
CONVERTIBLE PREFERRED STOCKS -- 1.1%
              FINANCIAL SERVICES -- 0.5%
$  1,771,000  Morgan Street WCOM......................  $   15,717,627
                                                        --------------
              MEDIA AND SERVICES -- 0.6%
     160,000  Tribune Co..............................      19,900,000
                                                        --------------
              Total convertible preferred stocks......  $   35,617,627
                                                        --------------
                                                        --------------
   SHARES
------------
PREFERRED STOCKS -- 0.3%
              SOFTWARE & SERVICES -- 0.1%
      49,500  Microsoft Corporation...................  $    4,946,906
                                                        --------------
              UTILITIES -- 0.1%
      65,400  Texas Utilities Co......................       3,597,000
                                                        --------------
              Total preferred stocks..................  $    8,543,906
                                                        --------------
                                                        --------------

 PRINCIPAL                                                  MARKET
   AMOUNT                                                   VALUE
------------                                            --------------
SHORT-TERM SECURITIES -- 2.6%
              REPURCHASE AGREEMENT 2.6%
$ 86,956,000  Interest in $1,933,099,000 joint
              repurchase agreement dated 06/30/99 with
              State Street Bank 4.822% due 07/01/99;
              maturity amount $86,967,648
              (Collateralized by $125,000,000 U.S.
              Treasury Notes 6.625% due 05/15/07,
              $1,170,609,000 U.S. Treasury Bonds
              6.125% - 12.000% due 08/15/13 -
              11/15/27, $637,490,000 U.S. Treasury
              Strips (principal) 0.00% due 06/30/00 -
              05/15/15)...............................  $   86,956,000
                                                        --------------
                                                        --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,611,546,569)......   96.2% $3,206,587,363
Total convertible preferred stocks (cost
 $40,015,810)..................................    1.1      35,617,627
Total preferred stocks (cost $7,446,036).......    0.3       8,543,906
Total short-term securities (cost
 $86,956,000)..................................    2.6      86,956,000
                                                 -----  --------------
Total investment in securities (total cost
 $2,745,964,415)...............................  100.2   3,337,704,896
Cash, receivables and other assets.............    0.5      17,405,337
Payable for securities purchased...............   (0.4)    (12,051,684)
Payable for Fund shares redeemed...............   (0.3)     (8,687,781)
Other liabilities..............................   (0.0)       (825,765)
                                                 -----  --------------
Net assets.....................................  100.0% $3,333,545,003
                                                 -----  --------------
                                                 -----  --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 4,000,000,000 shares authorized; 1,503,793,863 shares
 outstanding..........................................  $  150,379,386
Capital surplus.......................................   2,366,881,302
Accumulated undistributed net investment income.......      25,515,621
Accumulated undistributed net realized gain on
 investments..........................................     199,223,869
Unrealized appreciation of investments................     591,740,480
Unrealized depreciation of option contracts written
 (See Note 2) V.......................................        (195,655)
                                                        --------------
Net assets............................................  $3,333,545,003
                                                        --------------
                                                        --------------

Class IA
Net assets value per share ($3,319,524,584  DIVIDED BY
 1,489,622,451 shares outstanding) (3,500,000,000 shares
 authorized)...................................................  $2.23
                                                                 -----
                                                                 -----
Class IB
Net assets value per share ($14,020,419  DIVIDED BY 14,171,412 shares outstanding) (500,000,000 shares authorized)...........  $0.99
                                                                 -----
                                                                 -----

  *  Non-income producing during period.
  S Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of these securities amounted to $46,709,700 or 1.40% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

      V OPTION CONTRACTS WRITTEN -- NOTE 2 -- OUTSTANDING AT JUNE 30, 1999

                                               NUMBER OF     EXERCISE    EXPIRATION    MARKET
DESCRIPTION                                    CONTRACTS       PRICE        DATE        VALUE
-------------------------------------------  -------------  -----------  -----------  ---------
Bristol-Myers Squibb Company                         456     $      73     July 1999  $ (52,896)
Eastman Kodak Company                                209            75     July 1999     (1,881)
General Electric Company                             398           117   August 1999    (66,306)
Minnesota Mining and Manufacturing Company           306           100   August 1999     (6,732)
U.S. Bancorp                                        1016            36     July 1999    (38,933)
Warner-Lambert Company                              1011            70   August 1999   (382,158)
                                                                                      ---------
Total option contracts written (cost
  ($353,251))                                                                         $(548,906)
                                                                                      ---------
                                                                                      ---------

The securities underlying these option contracts are included in the Fund's Statement of Net Assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS -- 51.8%
            AUSTRALIAN -- 1.7%
   193,148  Australia & New Zealand Banking
             (Financial Services)...................  $  1,420,272
   130,967  Broken Hill Proprietary Co. (Industrial
             Materials).............................     1,517,072
   127,279  News Corp., Ltd. (Media & Services).....     1,085,965
   753,987  Pasminco Ltd. (Industrial Materials)....       832,465
  *116,956  Telstra Corporation Ltd. (Utilities)....       670,187
                                                      ------------
                                                         5,525,961
                                                      ------------
            BRAZIL -- 0.6%
    33,000  Embratel Participacoes S.A.
             (Utilities)............................       457,875
 4,016,800  Petroleo Brasileiro S.A. (Energy &
             Services)..............................       618,509
    *6,700  Telebras-sponsored ADR (Utilities)......           418
     6,700  Telecomunicacoes Brasileiras S.A.
             (Utilities)............................       604,256
    15,600  Telesp Participacoes S.A. (Utilities)...       356,850
                                                      ------------
                                                         2,037,908
                                                      ------------
            CANADA -- 1.4%
    50,300  Alcan Aluminum Ltd. (Industrial
             Materials).............................     1,593,914
    51,700  Canadian Imperial Bank of Commerce
             (Financial Services)...................     1,226,088
    15,600  Canadian National Railway Company
             (Transportation).......................     1,045,200
   *21,900  Newbridge Networks Corp. (Communications
             Equipment).............................       621,466
                                                      ------------
                                                         4,486,668
                                                      ------------
            CHINA -- 0.9%
  *128,000  Cheung Kong Holdings Ltd. (Business
             Services)..............................     1,138,347
  *150,100  China Telecom (Hong Kong) Ltd. (Media &
             Services)..............................       416,911
    *6,900  China Telecom (Hong Kong) Ltd. ADR
             (Media & Services).....................       393,300
   165,000  New World Development (Real Estate).....       494,450
    32,500  Sun Hung Kai Properties (Real Estate)...       296,364
                                                      ------------
                                                         2,739,372
                                                      ------------
            DENMARK -- 0.4%
    17,900  Unidanmark A/S - A Shares (Financial
             Services)..............................     1,194,697
                                                      ------------
            FINLAND -- 1.2%
    34,793  Nokia Oy (Communications Equipment).....     3,049,888
    32,000  UPM-Kymmene Oyj (Industrial Materials)..       917,419
                                                      ------------
                                                         3,967,307
                                                      ------------
            FRANCE -- 7.1%
    11,400  Accor S.A. (Consumer Services)..........     2,862,707
     7,200  Alcatel (Communications Equipment)......     1,013,534
    16,700  Alstom (Manufacturing)..................       525,278
    12,140  AXA (Financial Services)................     1,481,073
    14,140  Banque National de Paris (Financial
             Services)..............................     1,178,240
     5,830  Casino Guichard-Perrachon S.A. D73
             (Consumer Durables)....................       511,046

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------

           FRANCE -- (CONTINUED)

     9,300  Compagnie de Saint-Gobain S.A.
             (Industrial Materials).................  $  1,481,783
    23,300  Compagnie Financiere de Paribas
             (Financial Services)...................     2,611,912
    10,590  Elf Aquitaine (Energy & Services).......     1,554,082
    33,600  Michelin - Class B (Consumer Durables)..     1,374,594
     9,200  Societe Generale - Class A (Financial
             Services)..............................     1,621,448
    11,410  Suez Lyonnaise des Eaux (Utilities).....     2,058,015
    19,889  Total S.A. - B Shares (Energy &
             Services)..............................     2,565,922
    23,100  Vivendi (Utilities).....................     1,871,248
                                                      ------------
                                                        22,710,882
                                                      ------------
            GERMANY -- 5.3%
     3,960  Allianz AG (Financial Services).........     1,106,719
    52,100  Bayer AG (Health Care)..................     2,167,976
    19,530  DaimlerChrysler AG (Consumer
             Durables)..............................     1,705,920
    15,400  Deutsche Bank AG (Financial Services)...       938,601
    46,130  Hoechst AG (Health Care)................     2,078,921
    18,598  Mannesmann AG (Media & Services)........     2,781,041
     7,200  Muenchener Rueckversicherungs-
             Gesellschaft AG (Financial Services)...     1,356,576
    39,210  Siemens AG (Electronics)................     3,024,625
    31,300  Veba AG (Utilities).....................     1,846,348
                                                      ------------
                                                        17,006,727
                                                      ------------
            INDIA -- 0.1%
   770,700  Companhia Cervejaria Brahma (Food,
             Beverage & Tobacco)....................       424,266
                                                      ------------
            INDONESIA -- 0.2%
   *65,900  Asia Pulp & Paper Company Ltd.
             (Industrial Materials).................       634,287
                                                      ------------
            IRELAND -- 0.5%
   126,272  Allied Irish Banks PLC (Financial
             Services)..............................     1,660,021
                                                      ------------
            ITALY -- 0.9%
   206,544  Telecom Italia S.p.A. (Utilities).......     2,147,075
   140,100  Unicredito Italiano S.p.A. (Financial
             Services)..............................       615,489
                                                      ------------
                                                         2,762,564
                                                      ------------
            JAPAN -- 10.1%
     5,000  Advantest Corporation (Electronics).....       549,422
    85,000  Bank of Toyko-Mitsubishi Ltd. (Financial
             Services)..............................     1,210,010
    30,000  Bridgestone Corp. (Consumer Durables)...       907,166
    85,000  Dai Nippon Printing Co. (Media &
             Services)..............................     1,358,891
    29,000  Eisai Co., Ltd. (Health Care)...........       571,440
    15,000  Fuji Machine Manufacturing Co.
             (Manufacturing)........................       462,258
    54,000  Fujisawa Pharmaceutical (Health Care)...       878,910
    45,000  Fujitsu Limited (Electronics)...........       905,307
   153,000  Hitachi Ltd. (Electronics)..............     1,434,736
    32,000  Kao Corporation (Consumer Non-
             Durables)..............................       898,904

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------

COMMON STOCKS -- (CONTINUED)
           JAPAN -- (CONTINUED)

     5,400  Mabuchi Motor Co., Ltd. (Electronics)...  $    501,916
    40,000  Matsumotokiyoshi (Retail)...............     2,395,978
     7,000  Matsushita Communication Industrial Co.,
             Ltd. (Communications Equipment)........       500,263
    36,000  Matsushita Electric Industrial Co.
             (Media & Services).....................       698,964
    95,000  Nikko Securities Co. (Financial
             Services)..............................       612,998
     1,780  Nippon Telegraph & Telephone Corp.
             (Utilities)............................     2,073,595
       640  NTT Mobile Communication Network, Inc.
             (Media & Services).....................       856,603
       160  NTT Mobile Communication Network, Inc.
             (Media & Services).....................       216,794
   125,000  Olympus Optical Co., Ltd. (Health
             Care)..................................     1,847,588
     5,000  Rohm Company Ltd. (Electronics).........       782,823
    94,000  Sharp Corporation (Computers & Office
             Equipment).............................     1,110,577
     2,700  Softbank Corp. (Software & Services)....       546,753
    28,900  Sony Corporation (Media & Services).....     3,115,969
    37,000  Takeda Chemical Industries Ltd. (Health
             Care)..................................     1,714,942
    29,000  Takefuji Corp. (Financial Services).....     2,997,451
    52,000  Tokyo Style Co., Ltd. (Consumer Non-
             Durables)..............................       558,510
   289,000  Toshiba Corporation (Computers & Office
             Equipment).............................     2,060,599
    19,000  Yamanouchi Pharmaceuticals Co., Ltd.
             (Health Care)..........................       726,807
                                                      ------------
                                                        32,496,174
                                                      ------------
            MEXICO -- 0.5%
     7,600  FEMSA S.A. ADR (Food, Beverage &
             Tobacco)...............................       303,050
    11,900  Grupo Televisa S.A. (Media &
             Services)..............................       533,268
    15,000  Panamerican Beverages, Inc. (Food,
             Beverage & Tobacco)....................       357,187
     5,300  Telefonos de Mexico S.A. ADR
             (Utilities)............................       428,306
                                                      ------------
                                                         1,621,811
                                                      ------------
            NETHERLANDS -- 4.1%
    42,291  ING Groep N.V. (Financial Services).....     2,289,710
    47,444  Koninklijke Ahold N.V. (Retail).........     1,634,184
    20,912  Koninklijke KPN N.V. (Utilities)........       981,251
   *36,064  Koninklijke Philips Electronics N.V.
             (Electronics)..........................     3,557,395
    19,400  Royal Dutch Petroleum Company (Energy &
             Services)..............................     1,136,379
   *39,000  Unilever N.V. (Consumer Non-Durables)...       209,141
    48,721  Unilever N.V. - CVA (Consumer Non-
             Durables)..............................     3,283,513
                                                      ------------
                                                        13,091,573
                                                      ------------
            NEW ZEALAND -- 0.2%
    16,400  Telecom Corporation (Utilities).........       572,975
                                                      ------------
            PHILLIPINES -- 0.1%
    29,500  Metropolitan Bank & Trust (Financial
             Services)..............................       294,621
                                                      ------------
                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------

            SINGAPORE -- 0.3%
    78,000  Oversea-Chinese Banking Corp., Ltd.
             (Financial Services)...................  $    650,584
    91,000  Overseas Union Bank - Foreign (Financial
             Services)..............................       438,304
                                                      ------------
                                                         1,088,888
                                                      ------------
            SPAIN -- 2.4%
    25,700  Banco Popular Espanol (Financial
             Services)..............................     1,848,632
    82,100  ENDESA - Empresa Nacional de
             Electricidad S.A. (Utilities)..........     1,750,922
    53,100  Repsol S.A. (Energy & Services).........     1,084,258
    11,720  Telefonica S.A. (Utilities).............       564,560
    16,066  Telefonica S.A., ADR (Utilities)........     2,363,713
                                                      ------------
                                                         7,612,085
                                                      ------------
            SWEDEN -- 1.0%
   *31,320  Hennes & Mauritz (Retail)...............       773,629
   175,950  Nordbanken Holding AB (Financial
             Services)..............................     1,028,578
    41,480  Telefonaktiebolaget LM Ericsson
             (Ericsson AB) (Communications
             Equipment).............................     1,329,527
                                                      ------------
                                                         3,131,734
                                                      ------------
            SWITZERLAND -- 3.3%
       450  Alusuisse Lonza Group AG (Industrial
             Materials).............................       524,511
    11,510  Credit Suisse Group (Financial
             Services)..............................     1,991,644
       850  Holderbank Financiere Glarus AG (Bearer)
             (Industrial Materials).................     1,003,319
     1,755  Nestle S.A. (Food, Beverage & Tobacco)..     3,162,090
     1,010  Novartis AG (Health Care)...............     1,474,794
       110  Roche Holdings AG Genusss (Health
             Care)..................................     1,130,716
     3,320  Swisscom AG (Utilities).................     1,249,332
                                                      ------------
                                                        10,536,406
                                                      ------------
            THAILAND -- 0.1%
  *745,800  Siam Commercial Warrants (Financial
             Services)..............................       480,360
                                                      ------------
            UNITED KINGDOM -- 8.8%
    49,300  Barclays PLC (Financial Services).......     1,436,887
    67,600  British Airways PLC (Consumer
             Services)..............................       464,858
   237,340  British Petroleum Co., PLC (Energy &
             Services)..............................     4,249,992
    56,174  British Telecommunications PLC
             (Utilities)............................       938,599
  *185,945  Cadbury Schweppes PLC (Food, Beverage &
             Tobacco)...............................     1,187,075
    85,094  Diageo PLC (Food, Beverage & Tobacco)...       886,623
    45,235  Granada Group PLC (Consumer Services)...       844,238
    27,800  HSBC Holdings PLC (Financial Services)..       985,975
   119,300  Imperial Chemical Industries PLC
             (Industrial Materials).................     1,179,089
   316,000  Invensys PLC (Electronics)..............     1,496,822
   103,200  National Westminster Bank PLC (Financial
             Services)..............................     2,186,340

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------

COMMON STOCKS -- (CONTINUED)
           UNITED KINGDOM -- (CONTINUED)

    86,400  Prudential Corporation PLC (Financial
             Services)..............................  $  1,278,845
    56,800  Reed International PLC (Media &
             Services)..............................       381,861
   137,400  Scottish Power PLC (Utilities)..........     1,189,044
   230,801  Smith & Nephew PLC (Health Care)........       701,246
   395,543  SmithKline Beecham PLC (Health Care)....     5,134,476
  S*23,700  South African Breweries PLC (Food,
             Beverage & Tobacco)....................       203,229
   169,089  Vodafone Group PLC (Media & Services)...     3,342,348
                                                      ------------
                                                        28,087,547
                                                      ------------
            UNITED STATES OF AMERICA -- 0.7%
    38,920  Pharmacia & Upjohn (Health Care)........     2,151,605
                                                      ------------
            Total common stocks.....................  $166,316,439
                                                      ------------
                                                      ------------

PRINCIPAL
  AMOUNT
(IN LOCAL
CURRENCY)
----------
CORPORATE BONDS -- 3.9%
            UNITED KINGDOM -- 0.6%
$1,100,000  European Investment Banking (Financial    $  1,904,314
             Services)
              7.625% due 12/07/06...................
                                                      ------------
            UNITED STATES OF AMERICA -- 3.3%
   925,000  Ford Motor Credit Co. (Financial               935,187
             Services)
              7.50% due 04/03/00....................
 2,000,000  General Motors Acceptence Corp.              2,015,426
             (Financial Services)
              6.90% due 07/05/00....................
 3,000,000  Prudential Funding Medium Term Note          2,992,500
             (Financial Services)
              5.063% due 12/21/00...................
 3,000,000  Wells Fargo Co. (Financial Services)         3,002,346
              5.55% due 08/31/99....................
 1,500,000  Xerox Corp. (Computers & Office              1,536,609
             Equipment)
              9.75% due 03/15/00....................
                                                      ------------
                                                        10,482,068
                                                      ------------
            Total corporate bonds...................  $ 12,386,382
                                                      ------------
                                                      ------------
ENHANCED EQUIPMENT TRUST CERTIFICATES -- 0.2%
   620,000  Daimler-Benz Vehicle Trust Series         $    619,373
             1998-A, Class A2
              5.23% due 12/20/01....................
                                                      ------------
                                                      ------------
FOREIGN GOVERNMENT BONDS -- 19.5%
            CANADA -- 4.4%
 6,600,000  Canada Government                         $  4,809,014
              8.50% due 04/01/02....................
 8,460,000  Canada Government                            5,914,034
              7.50% due 03/01/01....................
 1,600,000  Canada Government                            1,149,173
              7.25% due 06/01/03....................

PRINCIPAL
  AMOUNT
(IN LOCAL                                                MARKET
CURRENCY)                                                VALUE
----------                                            ------------

FOREIGN GOVERNMENT BONDS -- (CONTINUED)
           CANADA -- (CONTINUED)

$2,000,000  Ontario Province                          $  2,000,000
              4.813% due 08/17/99...................
 1,660,000  Province de Quebec                             288,069
              6.875% due 04/22/04...................
                                                      ------------
                                                        14,160,290
                                                      ------------
            FRANCE -- 4.5%
 7,000,000  France BTAN                                  7,182,809
              3.00% due 07/12/01....................
 3,295,000  France BTAN                                  3,327,022
              3.50% due 07/12/04....................
 3,400,000  France O.A.T.                                3,779,818
              6.00% due 10/25/25....................
                                                      ------------
                                                        14,289,649
                                                      ------------
            GERMANY -- 4.9%
 3,000,000  Bundesschatzanweisungen                      3,104,025
              3.25% due 09/15/00....................
 3,000,000  Deutschland Republic                         3,526,331
              6.875% due 05/12/05...................
 6,040,579  Deutschland Republic                         6,975,771
              6.25% due 01/04/24....................
   997,904  Deutschland Republic                         1,191,195
              6.50% due 07/04/27....................
 1,500,000  Republic of Slovenia                           824,338
              5.75% due 06/16/04....................
                                                      ------------
                                                        15,621,660
                                                      ------------
            ITALY -- 0.2%
   568,102  Buoni Poliennali Del Tes                       659,979
              6.50% due 11/01/27....................
                                                      ------------
            JAPAN -- 0.1%
46,000,000  Japan Government                               352,307
              0.90% due 12/22/08....................
                                                      ------------
            SINGAPORE -- 1.7%
 6,500,000  Singapore Government                         3,777,134
              3.50% due 02/01/04....................
 2,560,000  Singapore Government                         1,602,793
              5.625% due 07/01/08...................
                                                      ------------
                                                         5,379,927
                                                      ------------
            SWEDEN -- 1.4%
29,500,000  Sweden Kingdom #1034                         4,504,141
              9.00% due 04/20/09....................
                                                      ------------
            UNITED KINGDOM -- 2.4%
S2,000,000  Abbey National Treasury                      1,999,786
              5.64% due 07/15/99....................
   381,000  Iceland Republic                               646,393
              8.75% due 05/12/03....................
 2,755,000  United Kingdom Treasury Gilt                 4,925,497
              7.75% due 09/08/06....................
                                                      ------------
                                                         7,571,676
                                                      ------------
            Total foreign government bonds..........  $ 62,539,629
                                                      ------------
                                                      ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

PRINCIPAL                                                MARKET
  AMOUNT                                                 VALUE
----------                                            ------------

FOREIGN GOVERNMENT BONDS -- (CONTINUED)
           UNITED KINGDOM -- (CONTINUED)

U.S. TREASURIES & FEDERAL AGENCIES -- 1.6%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION
            -- 0.4%
$1,420,000    5.125% due 10/15/08...................  $  1,288,414
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION -- 0.8%
 1,300,000  FNMA - Global Medium Term Note               2,011,280
               5.50% due 12/07/03...................
 1,020,000  FNMA - Global Medium Term Note                 664,863
              6.375% due 08/15/07...................
                                                      ------------
                                                         2,676,143
                                                      ------------
            U. S. TREASURY NOTES -- 0.4%
 1,300,000    5.875% due 07/31/99...................     1,300,812
                                                      ------------
            Total U.S. treasuries & federal           $  5,265,369
            agencies................................
                                                      ------------
                                                      ------------
SHORT-TERM SECURITIES -- 20.7%
            CERTIFICATES OF DEPOSIT -- 6.6%
$3,000,000  Ciesco L.P.                               $  2,984,340
              5.22% due 08/06/99....................
 1,800,000  Corporate Receivable                         1,795,373
              4.87% due 07/20/99....................
 3,000,000  Delaware Funding Corp.                       2,981,293
              4.88% due 08/16/99....................
 2,229,000  Enterprise Funding                           2,225,359
              4.90% due 07/13/99....................
 1,127,000  Greenwich Funding                            1,124,103
              4.87% due 07/20/99....................
 2,000,000  GTE Funding, Inc.                            1,995,833
              5.00% due 07/16/99....................
 2,000,000  Kitty Hawk Funding Corp.                     1,996,720
              4.92% due 07/13/99....................
 3,000,000  Peacock Funding Group                        2,986,173
              4.88% due 08/04/99....................
 3,000,000  Prefco                                       2,979,951
              5.23% due 08/16/99....................
                                                      ------------
                                                      $ 21,069,145
                                                      ------------
            REPURCHASE AGREEMENT -- 14.2%
45,494,000  Interest in $1,933,099,000 joint            45,494,000
            repurchase agreement dated 06/30/99 with
            State Street Bank 4.822% due 07/01/99;
            maturity amount $45,500,094
            (Collateralized by $125,000,000 U.S.
            Treasury Notes 6.625% due 05/15/07,
            $1,170,609,000 U.S. Treasury Bonds
            6.125% - 12.000% due 08/15/13 -
            11/15/27, $637,490,000 U.S. Treasury
            Strips (principal) 0.00% due
            06/30/00-05/15/15)......................
                                                      ------------
            Total short-term securities.............  $ 66,563,145
                                                      ------------
                                                      ------------

                                                         MARKET
                                                         VALUE
                                                      ------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $148,925,491)......   51.8% $166,316,439
Total corporate bonds (cost $12,586,701).....    3.9    12,386,382
Total enhanced equipment trust certificates
 (cost $619,944).............................    0.2       619,373
Total foreign government bonds (cost
 $64,726,531)................................   19.5    62,539,629
Total U.S. treasuries & federal agencies
 (cost $5,377,537)...........................    1.6     5,265,369
Total short-term securities (cost
 $66,563,148)................................   20.7    66,563,145
                                               -----  ------------
Total investment in securities (total cost
 $298,799,352)...............................   97.7   313,690,337
Cash, receivables and other assets...........    3.6    11,433,743
Payable for securities purchased.............   (0.9)   (2,826,122)
Payable for Fund shares redeemed.............   (0.0)          (63)
Other liabilities............................   (0.4)   (1,404,913)
                                               -----  ------------
Net assets...................................  100.0% $320,892,982
                                               -----  ------------
                                               -----  ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 750,000,000 shares authorized; 260,661,822 shares
 outstanding........................................  $ 26,066,182
Capital surplus.....................................   255,605,338
Accumulated undistributed net investment income.....     5,252,577
Accumulated undistributed net realized gain on
 investments........................................    19,511,718
Unrealized appreciation of investments..............    14,890,984
Unrealized depreciation of futures contractsf.......      (907,296)
Unrealized appreciation of forward foreign currency
 contracts (See Note 2)w............................       574,075
Unrealized depreciation of other assets and
 liabilities in foreign currencies..................      (100,596)
                                                      ------------
Net assets, applicable to shares outstanding........  $320,892,982
                                                      ------------
                                                      ------------
Class IA
Net assets value per share ($320,892,982
  DIVIDED BY 260,661,822 shares outstanding)
 (562,500,000 shares authorized)....................  $       1.23
                                                      ------------
                                                      ------------
Class IB
Net assets value per share ($0  DIVIDED BY 0 shares
 outstanding) (187,500,000 shares authorized).......  $       0.00
                                                      ------------
                                                      ------------

DIVERSIFICATION BY INDUSTRY:
Business Services............................    0.4% $  1,138,347
Communication Equipment......................    2.0     6,514,678
Computer & Office Equipment..................    1.0     3,171,176
Consumer Durables............................    1.4     4,498,726
Consumer Non-Durables........................    1.5     4,950,068
Consumer Services............................    1.3     4,171,803
Electronics..................................    3.8    12,253,046
Energy & Services............................    3.5    11,209,142
Financial Services...........................   12.0    37,988,423
Food, Beverage, & Tobacco....................    2.0     6,523,520
Health Care..................................    6.4    20,579,421
Industrial Materials.........................    3.0     9,683,859
Manufacturing................................    0.3       987,536
Media & Services.............................    4.7    15,181,915
Real Estate..................................    0.2       790,814
Retail.......................................    1.5     4,803,791
Software & Services..........................    0.2       546,753
Transportation...............................    0.3     1,045,200
Utilities....................................    6.3    20,278,221
                                               -----  ------------
Total common stocks..........................   51.8% $166,316,439
                                               -----  ------------
                                               -----  ------------
Computer & Office Equipment..................    0.5     1,536,609
Financial Services...........................    3.4    10,849,773
                                               -----  ------------
Total corporate bonds........................    3.9% $ 12,386,382
                                               -----  ------------
                                               -----  ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

  *  Non-income producing during period.
  S Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of these securities amounted to $2,203,015 or .69% of net assets.
  f The fund had 25 September NEW FTSE 100 Index future contracts, 2 September TSE 35 Index futures contracts, 38 September MATIF CAC 40 Index futures contracts, 10 September ASX ALL ORDS
     Index futures contracts, 3 July IBEX 35 PLUS Index futures contracts, 15 September TSE 10 year JGB Index futures contracts, 10 September TSE TOPIX Index futures contracts, 60 July OMX Index futures contracts, 5 September MIB 30 Index futures contracts, 7 September DTB DAX Index futures contracts, 89 September EURO BUND DEUTSCHLAND future contracts, 2 HANG SENG Index futures contracts open as of June 30, 1999. These contracts had a market value of $35,321,051 as of June 30, 1999 and are collateralized by various U.S. Treasury obligations having a market value of $1,300,812.

        wFORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1999

                              TOTAL      AGGREGATE   DELIVERY    UNREALIZED
DESCRIPTION                MARKET VALUE  FACE VALUE    DATE     (DEPRECIATION)
-------------------------  ------------  ----------  ---------  -------------
Australian Dollars (Buy)    $  147,024   $  147,296  09/30/99     $    (272)
Australian Dollars (Buy)       346,875      345,105  09/30/99         1,770
Australian Dollars (Buy)     1,519,958    1,545,980  07/20/99       (26,022)
Australian Dollars (Buy)     1,011,102    1,008,500  07/20/99         2,603
Australian Dollars (Sell)      692,481      693,577  07/06/99         1,096
Australian Dollars (Sell)    2,220,460    2,212,829  07/20/99        (7,631)
British Pounds (Buy)         2,556,935    2,582,408  09/17/99       (25,473)
British Pounds (Sell)        9,442,087    9,485,416  09/30/99        43,328
Canadian Dollars (Buy)         173,748      273,032  09/16/99       (99,284)
Canadian Dollars (Buy)         271,010      273,032  09/16/99        (2,022)
Canadian Dollars (Sell)     10,456,088   10,602,891  07/06/99       146,803
Canadian Dollars (Sell)      1,608,525    1,625,069  07/06/99        16,544
EURO Dollars (Buy)           2,536,752    2,686,689  07/12/99      (149,937)
EURO Dollars (Buy)             314,030      317,470  07/16/99        (3,440)
EURO Dollars (Buy)              61,938       62,964  07/28/99        (1,026)
EURO Dollars (Buy)             392,274      393,786  07/28/99        (1,512)
EURO Dollars (Buy)             376,790      382,067  07/28/99        (5,278)
EURO Dollars (Buy)           1,085,683    1,104,580  08/06/99       (18,897)
EURO Dollars (Buy)           1,879,589    1,899,994  09/17/99       (20,405)
EURO Dollars (Buy)           1,810,835    1,815,811  09/30/99        (4,975)
EURO Dollars (Sell)          1,033,000    1,061,800  08/06/99        28,800
EURO Dollars (Sell)          2,455,472    2,551,428  07/22/99        95,956
EURO Dollars (Sell)          2,170,927    2,218,980  07/28/99        48,054
EURO Dollars (Sell)          2,496,101    2,545,961  07/28/99        49,859
EURO Dollars (Sell)         13,775,011   14,041,024  07/28/99       266,013
EURO Dollars (Sell)          2,049,116    2,064,102  07/28/99        14,987
EURO Dollars (Sell)            118,715      119,592  07/28/99           877
EURO Dollars (Sell)          9,303,088    9,346,796  07/28/99        43,708
EURO Dollars (Sell)          1,806,525    1,828,103  07/28/99        21,578
Japanese Yen (Buy)           1,088,570    1,067,394  08/06/99        21,176
Japanese Yen (Buy)           1,042,160    1,025,325  08/06/99        16,835
Japanese Yen (Buy)           1,098,690    1,095,583  09/09/99         3,108
Japanese Yen (Sell)          4,391,550    4,460,793  08/06/99        69,243
Japanese Yen (Sell)          1,030,281    1,031,995  08/06/99         1,713
Japanese Yen (Sell)            990,786    1,007,768  08/06/99        16,982
Japanese Yen (Sell)          1,043,522    1,052,054  08/23/99         8,532
Japanese Yen (Sell)          3,969,800    4,042,540  07/16/99        72,740
New Zealand Dollars (Buy)    2,651,355    2,817,624  07/20/99      (166,269)
Singapore Dollars (Buy)      1,049,587    1,049,587  08/23/99             0
Singapore Dollars (Sell)     5,413,065    5,348,904  07/12/99       (64,161)
Swedish Krona (Buy)          2,512,571    2,556,898  07/22/99       (44,327)
Swedish Krona (Buy)            184,151      180,945  07/23/99         3,206
Swedish Krona (Buy)            593,711      599,871  07/23/99        (6,161)
Swedish Krona (Sell)         4,792,653    4,879,808  07/23/99        87,155
Swiss Francs (Sell)          2,532,493    2,686,689  07/12/99       154,197
                                                                -------------
                                                                  $ 574,074
                                                                -------------
                                                                -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
COMMON STOCKS -- 94.5%
             AEROSPACE & DEFENSE -- 0.8%
    161,100  Primex Technologies, Inc................  $  3,473,718
                                                       ------------
             BUSINESS SERVICES -- 3.8%
    *52,600  Consolidated Graphics, Inc..............     2,630,000
   *203,100  Iron Mountain, Inc......................     5,813,737
    *77,000  Lason, Inc..............................     3,821,125
   *182,500  Pierce Leahy Corp.......................     4,505,468
                                                       ------------
                                                         16,770,330
                                                       ------------
             COMMUNICATIONS EQUIPMENT -- 10.1%
   *292,800  Andrew Corporation......................     5,544,900
   *102,700  Burr-Brown Corp.........................     3,761,387
   *114,700  Computer Network Technology
              Corporation............................     2,480,387
   *294,400  Digital Microwave Corporation...........     3,753,600
   *147,900  Gilat Satellite Network.................     7,764,750
   *185,100  ICG Communications, Inc.................     3,956,512
   *173,900  MMC Networks, Inc.......................     7,782,025
   *162,300  Oak Industries, Inc.....................     7,090,481
    *86,200  Visual Networks, Inc....................     2,758,400
                                                       ------------
                                                         44,892,442
                                                       ------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 5.6%
   *851,100  Concurrent Computer Corp................     5,372,568
    369,700  Danka Bus Systems PLC...................     2,079,562
 *1,137,100  Maxtor Corporation......................     5,721,060
   *363,000  Mentor Graphics.........................     4,650,937
   *421,600  Pairgain Technologies, Inc..............     4,848,400
   *121,100  SeaChange International, Inc............     2,194,937
                                                       ------------
                                                         24,867,464
                                                       ------------
             CONSUMER DURABLES -- 3.0%
   *244,300  Dollar Thrifty Automotive...............     5,679,975
   *316,800  Unova, Inc..............................     5,029,200
    113,900  Valero Energy Corporation...............     2,441,731
                                                       ------------
                                                         13,150,906
                                                       ------------
             CONSUMER NON-DURABLES -- 2.9%
   *594,600  Ivex Packaging Corp.....................    13,081,200
                                                       ------------
             ELECTRONICS -- 13.1%
   *231,100  Amkor Technology, Inc...................     2,368,775
    *66,000  Applied Micro Circuits Corporation......     5,428,500
   *260,500  Cypress Semiconductor Corporation.......     4,298,250
   *213,600  Electroglas, Inc........................     4,272,000
   *120,500  Flextronics International Ltd...........     6,687,750
   *244,600  GaSonics International Corporation......     3,424,400
    411,100  General Cable Corporation...............     6,577,600
   *217,000  Kulicke and Soffa Industries, Inc.......     5,818,312
    *68,400  Micrel, Inc.............................     5,061,600
   *114,700  Quanta Services, Inc....................     5,046,800
    *82,200  Sawtek, Inc.............................     3,770,925
   *152,000  The DII Group, Inc......................     5,671,500
                                                       ------------
                                                         58,426,412
                                                       ------------
             ENERGY & SERVICES -- 4.3%
   *213,300  BJ Services Company.....................     6,279,018
     65,500  Coflexip ADR............................     2,849,250
   *311,300  Marine Drilling Company, Inc............     4,260,918

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

           ENERGY & SERVICES -- (CONTINUED)

    230,800  Pennzoil-Quaker State Company...........  $  3,462,000
    127,000  Pogo Producing Company..................     2,365,375
                                                       ------------
                                                         19,216,561
                                                       ------------
             FINANCIAL SERVICES -- 8.9%
    276,400  Annuity and Life Re (Holdings), Ltd.....     6,201,725
    193,900  Heller Financial, Inc...................     5,392,843
    148,500  Legg Mason, Inc.........................     5,717,250
   *157,400  NCO Group, Inc..........................     5,981,200
   *100,300  NextCard, Inc...........................     3,403,931
    111,525  Reinsurance Group of America, Inc.......     3,931,256
     37,100  Reinsurance Group of America, Inc.......     1,242,850
     36,600  Southwest Securities Group, Inc.........     2,626,050
   *105,000  The Profit Recovery Group International,
              Inc....................................     4,967,812
                                                       ------------
                                                         39,464,917
                                                       ------------
             FOOD, BEVERAGE & TOBACCO -- 1.0%
   *176,000  United Natural Foods, Inc...............     4,356,000
                                                       ------------
             HEALTH CARE -- 4.1%
    *49,600  Human Genome Sciences, Inc..............     1,959,200
   *344,700  NeXstar Pharmaceuticals, Inc............     6,872,456
   *133,200  Trigon Healthcare, Inc..................     4,845,150
   *272,900  Varian Semiconductor Equipment
              Associates, Inc........................     4,639,300
                                                       ------------
                                                         18,316,106
                                                       ------------
             INDUSTRIAL MATERIALS -- 2.3%
    186,400  Minerals Technologies, Inc..............    10,403,450
                                                       ------------
             MANUFACTURING -- 2.6%
   *169,200  Covance, Inc............................     4,050,225
   *282,700  Quest Diagnostics, Inc..................     7,738,912
                                                       ------------
                                                         11,789,137
                                                       ------------
             MEDIA & SERVICES -- 3.6%
   *252,200  Capstar Broadcasting Corporation........     6,903,975
    *64,500  Pegasus Communications Corp.............     2,543,718
   *110,100  Rogers Communications, Inc..............     1,782,243
   *135,700  Valasis Communications, Inc.............     4,970,012
                                                       ------------
                                                         16,199,948
                                                       ------------
             RETAIL -- 4.0%
    *30,000  Charming Shoppes, Inc...................       182,812
     53,850  Ethan Allen Interiors, Inc..............     2,032,837
   *250,000  Guitar Center, Inc......................     2,609,375
   *234,450  Pacific Sunwear of California...........     5,714,718
   *151,000  Whole Foods Market, Inc.................     7,257,437
                                                       ------------
                                                         17,797,179
                                                       ------------
             SOFTWARE & SERVICES -- 9.9%
   *330,800  Aspen Technologies, Inc.................     3,886,900
   *109,200  Bisys Group, Inc. (The).................     6,388,200
   *173,700  Cognex Corporation......................     5,482,406
   *220,600  Cognos, Inc.............................     4,798,050
   *127,900  Genesys Telecomm Labs, Inc..............     3,197,500
   *129,200  National Instruments Corporation........     5,216,450
   *147,000  Policy Management Systems Corporation...     4,410,000
   *148,000  Sterling Software, Inc..................     3,949,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

COMMON STOCKS -- (CONTINUED)
           SOFTWARE & SERVICES -- (CONTINUED)

   *233,600  TSI International Software Ltd..........  $  6,628,400
                                                       ------------
                                                         43,957,656
                                                       ------------
             TRANSPORTATION -- 5.6%
   *241,800  Atlas Air, Inc..........................     7,798,050
    171,600  Robinson (C.H.) Worldwide, Inc..........     6,306,300
   *274,100  Swift Transportation Co., Inc...........     6,030,200
    107,500  USFreightways Corporation...............     4,978,593
                                                       ------------
                                                         25,113,143
                                                       ------------
             UTILITIES -- 8.7%
   *887,200  Advanced Fibre Communications...........    13,862,500
   *376,900  Intermedia Communications, Inc..........    11,307,000
   *189,200  Primus Telecommunications Group, Inc....     4,245,170
   *167,800  Viatel, Inc.............................     9,417,775
                                                       ------------
                                                         38,832,445
                                                       ------------
             Total common stocks.....................  $420,109,014
                                                       ------------
                                                       ------------
PREFERRED STOCKS -- 0.0%
             CONSUMER SERVICES -- 0.0%
   *+58,060  SGW Holdings Corporation................  $     58,060
                                                       ------------
                                                       ------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 5.3%
             REPURCHASE AGREEMENT
$23,380,000  Interest in 1,933,099,000 joint
             repurchase agreement dated 06/30/99 with
             State Street Bank 4.822% due 07/01/99;
             maturity amount $23,383,132
             (Collateralized by $125,000,000 U.S.
             Treasury Notes 6.625% due 05/15/07,
             $1,170,609,000 U.S. Treasury Bonds
             6.125% - 12.000% due 08/15/13 -
             11/15/27, $637,490,000 U.S. Treasury
             Strips (principal) 0.00% due 06/30/00 -
             05/15/15)...............................  $ 23,380,000
                                                       ------------
                                                       ------------

                                                    MARKET
                                                    VALUE
                                                 ------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $363,133,542)..........................   94.5% $420,109,014
Total preferred stocks (cost
 $599,992)..............................    0.0        58,060
Total short-term securities (cost
 $23,380,000)...........................    5.3    23,380,000
                                          -----  ------------
Total investment in securities
 (total cost $387,113,534)..............   99.8   443,547,074
Cash, receivables and other assets......    2.0     8,779,377
Payable for securities purchased........   (1.8)   (7,955,429)
Payable for Fund shares redeemed........   (0.0)       (7,618)
Other liabilities.......................   (0.0)       (6,484)
                                          -----  ------------
Net assets..............................  100.0% $444,356,920
                                          -----  ------------
                                          -----  ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 750,000,000 shares authorized; 276,503,239
 shares outstanding............................  $ 27,650,324
Capital surplus................................   304,874,881
Distribution in excess of net investment
 income........................................      (884,426)
Accumulated undistributed net realized gain on
 investments...................................    56,282,610
Unrealized appreciation of investments.........    56,433,531
                                                 ------------
Net assets.....................................  $444,356,920
                                                 ------------
                                                 ------------

Class IA
Net assets value per share ($440,171,278  DIVIDED BY
 273,025,065 shares outstanding) (562,500,000 shares
 authorized)..........................................  $1.61
                                                        -----
                                                        -----
Class IB
Net assets value per share ($4,185,642  DIVIDED BY
 3,478,174 shares outstanding) (187,500,000 shares
 authorized)..........................................  $1.20
                                                        -----
                                                        -----

  *  Non-income producing during period.
  +  Restricted Security (see Note 2).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------
COMMON STOCKS -- 97.4%
             AEROSPACE & DEFENSE -- 1.0%
   *158,055  Loral Space & Communications............  $  2,844,990
                                                       ------------
             BUSINESS SERVICES -- 9.3%
   *187,450  Iron Mountain, Inc......................     5,365,756
    278,800  Manpower, Inc...........................     6,307,850
   *146,600  Pierce Leahy Corp.......................     3,619,187
    151,800  Viad Corp...............................     4,696,312
    *59,600  Waters Corp.............................     3,166,250
    100,100  Young & Rubicam, Inc....................     4,548,293
                                                       ------------
                                                         27,703,648
                                                       ------------
             COMMUNICATIONS EQUIPMENT -- 1.5%
    *48,900  ADC Telecommunications, Inc.............     2,228,006
    *15,600  Exodus Communications, Inc..............     1,871,025
     *2,800  Juniper Networks, Inc...................       417,200
                                                       ------------
                                                          4,516,231
                                                       ------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 9.6%
    *69,500  Affiliated Computer Services, Inc.......     3,518,461
    *53,900  ASM Lithography Holding N.V. ...........     3,200,312
    *27,800  Lexmark International Group, Inc........     1,836,537
    *54,300  NCR Corporation.........................     2,650,518
    *22,100  Qualcomm................................     3,171,350
    227,900  Steelcase, Inc..........................     4,558,000
     51,100  Symbol Technologies, Inc................     1,884,312
   *147,700  Unisys Corporation......................     5,751,068
    *34,100  Xilinx, Inc.............................     1,952,225
                                                       ------------
                                                         28,522,783
                                                       ------------
             CONSUMER DURABLES -- 2.5%
     54,530  Hertz Corporation.......................     3,380,860
   *253,800  Unova, Inc..............................     4,029,075
                                                       ------------
                                                          7,409,935
                                                       ------------
             CONSUMER NON-DURABLES -- 3.6%
     54,100  Avon Products, Inc......................     3,002,550
     58,400  Black & Decker Corporation..............     3,686,500
    190,600  Miller (Herman), Inc....................     4,002,600
                                                       ------------
                                                         10,691,650
                                                       ------------
             CONSUMER SERVICES -- 5.3%
     81,800  Galileo International, Inc..............     4,371,187
   *102,500  ITT Educational Services, Inc...........     2,671,406
   *179,800  Mirage Resorts, Inc.....................     3,011,650
    *83,400  Ryanair Holdings PLC - ADR..............     4,420,200
    *35,900  Starbucks Corporation...................     1,348,493
                                                       ------------
                                                         15,822,936
                                                       ------------
             ELECTRONICS -- 8.4%
   *118,360  Analog Devices, Inc.....................     5,940,192
    *66,200  Flextronics International Ltd...........     3,674,100
     31,500  Linear Technology Corporation...........     2,118,375
    *35,700  Maxim Integrated Products, Inc..........     2,374,050
   *106,700  Micron Technology, Inc..................     4,301,343
    *31,700  Sanmina Corporation.....................     2,405,237
    *57,000  Teradyne, Inc...........................     4,089,750
                                                       ------------
                                                         24,903,047
                                                       ------------

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

             ENERGY & SERVICES -- 1.1%
     88,700  Anadarko Petroleum Corporation..........  $  3,265,268
                                                       ------------
             FINANCIAL SERVICES -- 15.4%
     95,400  Ace Ltd.................................     2,695,050
     90,100  City National Corporation...............     3,373,118
    102,300  Franklin Resources, Inc.................     4,155,937
    115,300  Heller Financial, Inc...................     3,206,781
     86,296  Legg Mason, Inc.........................     3,322,396
     66,200  Lincoln National Corporation............     3,463,087
     81,200  MBIA, Inc...............................     5,257,700
     56,182  Old Kent Financial Corporation..........     2,352,600
    *46,700  Sabre Group Holdings....................     3,210,625
     49,900  SAFECO Corp.............................     2,201,837
     27,905  State Street Corporation................     2,382,389
     83,900  Summit Bancorp..........................     3,508,068
    101,100  UnionBanCal Corporation.................     3,652,237
     52,200  Unum Corporation........................     2,857,950
                                                       ------------
                                                         45,639,775
                                                       ------------
             FOOD, BEVERAGE & TOBACCO -- 0.6%
    *61,300  Keebler Foods Company...................     1,861,987
                                                       ------------
             HEALTH CARE -- 5.7%
    *64,500  Forest Laboratories, Inc................     2,983,125
    *65,300  Human Genome Sciences, Inc..............     2,579,350
    *29,800  Immunex Corporation.....................     3,797,637
     30,175  Pe Corporation -- Pe Biosystems Group...     3,462,581
    221,950  ServiceMaster Company (The).............     4,161,562
                                                       ------------
                                                         16,984,255
                                                       ------------
             INDUSTRIAL MATERIALS -- 4.4%
    375,500  Abitibi-Consolidated, Inc...............     4,271,312
     51,400  Phelps Dodge Corporation................     3,183,587
    *84,900  Sealed Air Corporation..................     5,507,887
                                                       ------------
                                                         12,962,786
                                                       ------------
             MANUFACTURING -- 4.4%
   *227,010  Covance, Inc............................     5,434,051
    *77,500  Quintiles Transnational Corp............     3,255,000
    116,600  Weatherford International...............     4,270,475
                                                       ------------
                                                         12,959,526
                                                       ------------
             MEDIA & SERVICES -- 8.0%
   *299,800  American Tower Corporation..............     7,195,200
    *77,400  Donotuse -- Chancellor Media Corp.......     4,266,675
    *14,600  Echostar Communications Corporation.....     2,240,187
    *77,300  Lamar Advertising Company...............     3,164,468
    *71,712  Outdoor Systems, Inc....................     2,617,488
     37,400  Scripps (E.W.) Co.......................     1,778,837
    *37,400  Univision Communications, Inc...........     2,468,400
                                                       ------------
                                                         23,731,255
                                                       ------------
             RETAIL -- 6.4%
     49,000  Circuit City Stores, Inc................     4,557,000
    196,775  Dollar General Corporation..............     5,706,475
    143,200  Family Dollar Stores, Inc...............     3,436,800
    114,870  Intimate Brands, Inc....................     5,441,966
                                                       ------------
                                                         19,142,241
                                                       ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                          MARKET
  SHARES                                                  VALUE
-----------                                            ------------

COMMON STOCKS -- (CONTINUED)

             SOFTWARE & SERVICES -- 5.7%
     *2,700  Ariba, Inc..............................  $    262,575
    *37,100  Bisys Group, Inc. (The).................     2,170,350
   *130,710  Ceridan Corporation.....................     4,272,583
     81,300  First Data Corporation..................     3,978,618
    *47,800  Policy Management Systems Corporation...     1,434,000
    *55,000  Rational Software Corporation...........     1,811,562
    *44,700  Siebel Systems, Inc.....................     2,966,962
                                                       ------------
                                                         16,896,650
                                                       ------------
             TRANSPORTATION -- 0.7%
     64,118  Southwest Airlines Co...................     1,995,672
                                                       ------------
             UTILITIES -- 3.7%
   *108,300  Intermedia Communications, Inc..........     3,249,000
    *80,700  McLeodUSA Incorporated..................     4,438,500
    *78,900  Smith International, Inc................     3,427,218
                                                       ------------
                                                         11,114,718
                                                       ------------
             Total common stocks.....................  $288,969,353
                                                       ------------
                                                       ------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 6.7%
             REPURCHASE AGREEMENT
$20,001,000  Interest in $1,933,099,000 joint          $ 20,001,000
             repurchase agreement dated 06/30/99 with
             State Street Bank 4.822% due 07/01/99;
             maturity amount $20,003,679
             (Collateralized by $125,000,000 U.S.
             Treasury Notes 6.625% due 05/15/07,
             $1,170,609,000 U.S. Treasury Bonds
             6.125% - 12.000% due 08/15/13 -
             11/15/27, $637,490,000 U.S. Treasury
             Strips (principal) 0.00% due 06/30/00 -
             05/15/15)...............................
                                                       ------------
                                                       ------------

                                                     MARKET
                                                     VALUE
                                                  ------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
 $244,609,259)..........................    97.4% $288,969,353
Total short-term securities (cost
 $20,001,000)...........................     6.7    20,001,000
                                          ------  ------------
Total investment in securities (total
 cost $264,610,259).....................   104.1   308,970,353
Cash, receivables and other assets......     2.7     7,961,341
Payable for securities purchased........    (5.7)  (16,780,162)
Payable for Fund shares redeemed........    (1.1)   (3,333,545)
Other liabilities.......................    (0.0)       (6,069)
                                          ------  ------------
Net assets..............................   100.0% $296,811,918
                                          ------  ------------
                                          ------  ------------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per
 share; 1,000,000,000 shares authorized;
 170,144,619 shares outstanding.........          $ 17,014,462
Capital surplus.........................           214,341,351
Distribution in excess of net investment
 income.................................              (205,526)
Accumulated undistributed net realized
 gain on investments....................            21,301,538
Unrealized appreciation of
 investments............................            44,360,093
                                                  ------------
Net assets, applicable to shares
 outstanding............................          $296,811,918
                                                  ------------
                                                  ------------

Class IA
  Net assets value per share
   ($296,811,918  DIVIDED BY 170,144,619
   shares outstanding) (800,000,000
   shares authorized)...................          $1.74
                                                  -----
                                                  -----
Class IB
  Net assets value per share ($0
    DIVIDED BY 0 shares outstanding)
   (200,000,000 shares authorized)......          $0.00
                                                  -----
                                                  -----

  *  Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
COMMON STOCKS -- 94.2%
            AEROSPACE & DEFENSE -- 2.8%
     7,900  AlliedSignal, Inc.......................  $   497,700
    22,400  United Technologies Corporation.........    1,605,800
                                                      -----------
                                                        2,103,500
                                                      -----------
            COMMUNICATIONS EQUIPMENT -- 4.4%
   *19,500  Cisco Systems, Inc......................    1,257,750
    12,300  Lucent Technologies, Inc................      829,481
    11,200  Motorola, Inc...........................    1,061,200
    *2,750  Sprint Corporation (PCS Group)..........      157,093
                                                      -----------
                                                        3,305,524
                                                      -----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.4%
   *15,000  Adaptec, Inc............................      529,706
    *7,200  Dell Computer Corp......................      266,400
    *5,500  EMC Corporation.........................      302,500
    13,800  Hewlett-Packard Company.................    1,386,900
    18,200  International Business Machines Corp....    2,352,350
                                                      -----------
                                                        4,837,856
                                                      -----------
            CONSUMER DURABLES -- 1.1%
    11,900  Ford Motor Co...........................      671,606
     2,400  General Motors Corporation..............      158,400
                                                      -----------
                                                          830,006
                                                      -----------
            CONSUMER NON-DURABLES -- 2.6%
    18,400  Kimberly-Clark Corporation..............    1,048,800
    10,100  Procter & Gamble Co.....................      901,425
                                                      -----------
                                                        1,950,225
                                                      -----------
            CONSUMER SERVICES -- 1.5%
    22,400  Darden Restaurants, Inc.................      488,600
     3,300  Vodafone Airtouch PLC ADR...............      650,100
                                                      -----------
                                                        1,138,700
                                                      -----------
            ELECTRONICS -- 5.6%
   *11,200  Analog Devices, Inc.....................      562,100
    12,200  General Electric Company................    1,378,600
    27,100  Intel Corporation.......................    1,612,450
     5,000  Texas Instruments, Inc..................      725,000
                                                      -----------
                                                        4,278,150
                                                      -----------
            ENERGY & SERVICES -- 5.1%
     4,000  Atlantic Richfield Company..............      334,250
     5,600  Exxon Corporation.......................      431,900
    22,400  Noble Affiliates, Inc...................      631,400
    33,500  Pennzoil-Quaker State Company...........      502,500
     7,100  Royal Dutch Petroleum...................      427,775
     7,200  Sunoco, Inc.............................      217,350
       900  Transocean Offshore, Inc................       23,625
    14,900  Transocean Offshore, Inc................      391,125
    55,300  Union Pacific Resources Group, Inc......      902,081
                                                      -----------
                                                        3,862,006
                                                      -----------
            FINANCIAL SERVICES -- 14.7%
     5,600  American International Group, Inc.......      655,550
    12,400  Associates First Capital Corporation....      549,475
     7,100  Chase Manhattan Corp....................      615,037
     3,500  CIGNA Corporation.......................      311,500
    47,550  Citigroup, Inc..........................    2,258,625

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------

          FINANCIAL SERVICES -- (CONTINUED)

     9,300  City National Corporation...............  $   348,168
     9,800  Conseco, Inc............................      298,287
    22,400  Cullen/Frost Bankers, Inc...............      617,400
    11,900  Edwards (A.G.) & Sons, Inc..............      383,775
     5,600  Federal Home Loan Mortgage Corporation..      324,800
    11,200  Federal National Mortgage Association...      765,800
     8,500  FINOVA Group, Inc.......................      447,312
    10,000  Lincoln National Corporation............      523,125
     6,600  Marsh & McLennan Companies, Inc.........      498,300
     3,800  Merrill Lynch & Co., Inc................      303,762
    13,200  National City Corporation...............      864,600
    23,000  Pacific Century Financial Corporation...      495,937
    10,500  UnionBanCal Corporation.................      379,312
     5,600  Wachovia Corporation....................      479,150
                                                      -----------
                                                       11,119,915
                                                      -----------
            FOOD, BEVERAGE & TOBACCO -- 4.7%
    23,000  Anheuser-Busch Companies, Inc...........    1,631,562
     1,600  Coca-Cola Company, (The)................      100,000
    17,100  Nabisco Group Holdings Corp.............      334,518
    33,100  Philip Morris Co., Inc..................    1,330,206
     5,367  Reynolds (R.J.) Tobacco Holdings,
             Inc....................................      169,049
                                                      -----------
                                                        3,565,335
                                                      -----------
            HEALTH CARE -- 10.2%
    26,900  Abbott Laboratories.....................    1,223,972
     8,400  American Home Products Corporation......      483,000
   *10,100  Amgen, Inc..............................      614,837
    13,900  Bergen Brunswig Corporation.............      239,775
   *19,000  Boston Scientific Corporation...........      834,812
     7,900  Bristol-Myers Squibb Company............      556,456
    11,200  Cardinal Health, Inc....................      718,200
    16,400  Columbia/HCA Healthcare Corporation.....      374,125
   *16,200  Genzyme Corporation.....................      785,700
      *399  Genzyme Molecular Oncology..............        1,097
    *2,900  Genzyme Surgical Products...............       12,777
     6,400  Johnson & Johnson Co....................      627,200
     7,900  Merck & Co., Inc........................      584,600
     5,300  Pharmacia & Upjohn, Inc.................      301,106
     5,600  Warner-Lambert Company..................      388,500
                                                      -----------
                                                        7,746,157
                                                      -----------
            INDUSTRIAL MATERIALS -- 3.5%
    23,700  Engelhard Corporation...................      536,212
    17,600  Freeport-McMoRan Copper & Gold, Inc.....      294,800
   *16,300  Grace (W.R.) & Co.......................      299,512
     5,600  Minerals Technologies, Inc..............      312,550
     8,500  Monsanto Company........................      335,218
     4,400  Temple-Inland, Inc......................      300,300
     5,000  Weyerhaeuser Company....................      343,750
     5,000  Willamette Industries, Inc..............      230,312
                                                      -----------
                                                        2,652,654
                                                      -----------
            MANUFACTURING -- 3.5%
     9,500  Caterpillar, Inc........................      570,000
    11,200  Corning, Inc............................      785,400
    15,577  Delphi Automotive Systems Corporation...      289,156
     4,400  Eaton Corporation.......................      404,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------

COMMON STOCKS -- (CONTINUED)
           MANUFACTURING -- (CONTINUED)

    14,400  York International Corp.................  $   616,500
                                                      -----------
                                                        2,665,856
                                                      -----------
            MEDIA & SERVICES -- 2.1%
    *7,400  America Online, Inc.....................      817,700
    11,200  Gannett Co., Inc........................      799,400
                                                      -----------
                                                        1,617,100
                                                      -----------
            RETAIL -- 8.3%
     9,200  Dayton-Hudson Corp......................      598,000
    26,175  Gap, Inc. (The).........................    1,318,565
    15,800  Home Depot, Inc. (The)..................    1,018,112
    14,350  May Department Stores Company...........      586,556
    12,400  McDonald's Corporation..................      512,275
    47,500  Wal-Mart Stores, Inc....................    2,291,875
                                                      -----------
                                                        6,325,383
                                                      -----------
            SOFTWARE & SERVICES -- 6.0%
    *9,200  Bisys Group, Inc. (The).................      538,200
    *5,000  BMC Software, Inc.......................      270,000
   *37,500  Microsoft Corporation...................    3,382,031
   *14,700  Sterling Software, Inc..................      392,306
                                                      -----------
                                                        4,582,537
                                                      -----------
            TRANSPORTATION -- 0.6%
     9,200  USFreightways Corporation...............      426,075
                                                      -----------
            UTILITIES -- 11.2%
     2,900  ALLTEL Corp.............................      207,350
    18,500  Ameritech Corporation...................    1,359,750
    21,100  AT&T Corp...............................    1,177,643
    27,600  Bell Atlantic Corporation...............    1,804,350
    15,800  BellSouth Corp..........................      740,625
     5,300  DQE, Inc................................      212,662
     5,800  El Paso Energy Corporation..............      204,087
    14,100  GPU, Inc................................      594,843
   *11,200  MCI WorldCom, Inc.......................      966,000
    11,900  SBC Communications, Inc.................      690,200
     4,200  Sprint Corporation (FON Group)..........      221,812
     8,500  Unicom Corporation......................      327,781
                                                      -----------
                                                        8,507,103
                                                      -----------
            Total common stocks.....................  $71,514,082
                                                      -----------
                                                      -----------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 4.4%
             REPURCHASE AGREEMENT
             Interest in $1,933,099,000 joint
             repurchase agreement dated 06/30/99 with
             State Street Bank 4.822% due 07/01/99;
             maturity amount $3,317,444
             (Collateralized by $125,000,000 U.S.
             Treasury Notes 6.625% due 05/15/07,
             $1,170,609,000 U.S. Treasury Bonds
             6.125% - 12.000% due 08/15/13 -
             11/15/27, $637,490,000 U.S. Treasury
             Strips (principal) 0.00% due
             06/30/00-05/15/15)......................  $ 3,317,000
$ 3,317,000
                                                       -----------
                                                       -----------

                                                         MARKET
                                                          VALUE
                                                       -----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $63,135,685).......    94.2% $71,514,082
Total short-term securities (cost
 $3,317,000).................................     4.4    3,317,000
                                               ------  -----------
Total investment in securities (total cost
 $66,452,685)................................    98.6   74,831,082
Cash, receivables and other assets...........     1.4    1,087,813
Payable for securities purchased.............    (0.0)     (13,575)
Other liabilities............................    (0.0)      (3,483)
                                               ------  -----------
Net assets...................................   100.0% $75,901,837
                                               ------  -----------
                                               ------  -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.001 per share;
 1,000,000,000 shares authorized; 56,971,430 shares
 outstanding.........................................  $ 5,697,035
Capital surplus......................................   61,019,274
Accumulated undistributed net investment income......      143,643
Accumulated undistributed net realized gain on
 investments.........................................      594,892
Unrealized appreciation of investments...............    8,378,397
Unrealized appreciation of futures contracts ++......       68,596
                                                       -----------
Net assets...........................................  $75,901,837
                                                       -----------
                                                       -----------

Class IA
Net assets value per share ($75,888,499  DIVIDED BY
 56,961,399 shares outstanding) (800,000,000 shares
 authorized)...............................................  $1.33
                                                             -----
                                                             -----
Class IB
Net assets value per share ($13,338  DIVIDED BY 10,031
 shares outstanding) (200,000,000 shares authorized).......  $1.33
                                                             -----
                                                             -----

  *  Non-income producing during period.
 ++ The Fund had 9 Standard & Poor's 500 September 199 Futures contracts open as of June 30, 1999. These contracts had a value of $3,108,825 as of June 30, 1999 and were collateralized by $168,750 of Cash.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
$  150,000  DLJ Commercial Mortgage Corp., Series
             1998-CF1, Class B2
              7.33% due 01/15/10....................  $   136,776
                                                      -----------
                                                      -----------


  SHARES
----------
CONVERTIBLE PREFERRED STOCKS -- 0.8%
            ENERGY & SERVICES -- 0.8%
    12,000  Coastal Finance Corp....................  $   296,250
                                                      -----------
                                                      -----------

PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 86.1%
            CONSUMER DURABLES -- 1.0%
   200,000  Federal-Mogul Corp.
              7.375% due 01/15/06...................  $   188,327
   200,000  Federal-Mogul Corp.
              7.50% due 01/15/09....................      184,325
                                                      -----------
                                                      372,652....
                                                      -----------
            CONSUMER NON-DURABLES -- 0.1%
    50,000  Revlon Consumer Products Corp.
              8.625% due 02/01/08...................       46,750
                                                      -----------
            CONSUMER SERVICES -- 1.0%
   125,000  Simmons Company
              10.25% due 03/15/09...................      126,875
   250,000  Six Flags Entertainment Corp.
              8.875% due 04/01/06...................      250,000
                                                      -----------
                                                          376,875
                                                      -----------
            ELECTRONICS -- 1.6%
   100,000  Advanced Micro Devices
              11.00% due 08/01/03...................      100,500
   300,000  Polaroid Corporation
              11.50% due 02/15/06...................      318,750
   150,000  UNISYS Corp.
              12.00% due 04/15/03...................      163,500
                                                      -----------
                                                          582,750
                                                      -----------
            ENERGY & SERVICES -- 13.7%
   100,000  AES Corp. Senior Subordinated Note
              10.25% due 07/15/06...................      102,250
   160,000  AES Corp. Senior Subordinated Note
              9.50% due 06/01/09....................      164,400
   200,000  Belco Oil & Gas Corp.
              8.875% due 09/15/07...................      197,000
   250,000  Clark Oil Refining
              8.625% due 08/15/08...................      232,500
   175,000  Clark Refining & Marketing, Inc.
              8.375% due 11/15/07...................      159,906
   300,000  CMS Energy Corp.
              6.75% due 01/15/04....................      283,633
   200,000  Coda Energy Group
              10.50% due 04/01/06...................      205,500
   125,000  Cogentrix Energy, Inc.
              8.75% due 10/15/08....................      124,375
    75,000  Cross Timbers Oil Co.
              8.75% due 11/01/09....................       72,187
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          ENERGY & SERVICES -- (CONTINUED)

$   50,000  Gulf Canada Resources Ltd.
              8.375% due 11/15/05...................  $    49,125
   100,000  Gulf Canada Resources Ltd.
              9.625% due 07/01/05...................      102,500
   103,000  Nuevo Energy Co.
              9.50% due 04/15/06....................      102,485
   200,000  Pioneer Natural Resource
              6.50% due 01/15/08....................      170,690
   500,000  Pioneer Natural Resource
              7.20% due 01/15/28....................      384,732
   850,000  Pogo Producing Co.
              10.375% due 02/15/09..................      881,875
   100,000  R&B Falcon Corp.
              7.375% due 04/15/18...................       72,000
   150,000  R&B Falcon Corp.
              6.50% due 04/15/03....................      127,125
   550,000  R&B Falcon Corp.
              11.375% due 03/15/09..................      569,250
   525,000  Seagull Energy Corp.
              7.50% due 09/15/27....................      434,708
   100,000  Tesoro Petroleum Corp.
              9.00% due 07/01/08....................       97,250
   300,000  Tuboscope, Inc.
              7.50% due 02/15/08....................      261,000
   125,000  Vintage Petroleum
              9.75% due 06/30/09....................      127,812
   100,000  Vintage Petroleum
              9.00% due 12/15/05....................       99,000
                                                      -----------
                                                        5,021,303
                                                      -----------
            FINANCIAL SERVICES -- 1.6%
   250,000  Golden State Holdings
              6.75% due 08/01/01....................      246,941
   250,000  Sumitomo Bank International
              8.50% due 06/15/09....................      251,636
   100,000  Trizec Finance Ltd.
              10.875% due 10/15/05..................      104,125
                                                      -----------
                                                          602,702
                                                      -----------
            FOOD, BEVERAGE & TOBACCO -- 4.0%
   500,000  Agrilink Foods, Inc.
              11.875% due 11/01/08..................      515,000
   150,000  Canandaigua Brands, Inc.
              8.50% due 03/01/09....................      144,375
   200,000  Chiquita Brands International, Inc.
              10.25% due 11/01/06...................      202,000
   200,000  Chiquita Brands International, Inc.
              10.00% due 06/15/09...................      199,500
   250,000  Keebler Corp.
              10.75% due 07/01/06...................      273,259
   150,000  New World Pasta Company
              9.25% due 02/15/09....................      145,875
                                                      -----------
                                                        1,480,009
                                                      -----------
            HEALTH CARE -- 3.1%
   150,000  Columbia/HCA Healthcare Corp.
              9.00% due 12/15/14....................      148,330
   150,000  Express Scripts, Inc.
              9.625% due 06/15/09...................      151,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          HEALTH CARE -- (CONTINUED)

$  250,000  Owens & Minor, Inc.
              10.875% due 06/01/06..................  $   265,000
   200,000  Quorum Health Group, Inc.
              8.75% due 11/01/05....................      195,000
   100,000  Tenet Healthcare Corp.
              8.625% due 12/01/03...................      100,869
   300,000  Tenet Healthcare Corp.
              8.625% due 01/15/07...................      295,500
                                                      -----------
                                                        1,156,574
                                                      -----------
            HOME BUILDING -- 3.3%
   400,000  American Standard Companies
              7.375% due 04/15/05...................      382,000
   150,000  Del Webb Corp.
              9.375% due 05/01/09...................      144,187
   100,000  Del Webb Corp.
              10.25% due 02/15/10...................       99,000
   250,000  Kaufman & Broad Home Corp.
              9.625% due 11/15/06...................      261,250
   100,000  MDC Holdings, Inc.
              8.375% due 02/01/08...................       96,500
   100,000  Toll Corp.
              8.75% due 11/15/06....................       98,500
   125,000  Toll Corp.
              7.75% due 09/15/07....................      117,500
                                                      -----------
                                                        1,198,937
                                                      -----------
            HOTELS & GAMINGS -- 6.7%
   350,000  Circus Circus Enterprises, Inc.
              7.625% due 07/15/13...................      315,679
   600,000  Horseshoe Gaming Holdings
              8.625% due 05/15/09...................      582,750
   425,000  Host Marriot Properties
              8.45% due 12/01/08....................      403,750
   200,000  La Quinta Motor Inns
              7.25% due 03/15/04....................      177,003
   143,000  La Quinta Motor Inns
              7.40% due 09/15/05....................      121,845
   350,000  MGM Grand, Inc.
              6.875% due 02/06/08...................      313,312
   150,000  Park Place Entertainment
              7.875% due 12/15/05...................      142,875
   372,000  Starwood Hotels & Resorts
              7.375% due 11/15/15...................      319,921
   100,000  Starwood Hotels & Resorts
              6.75% due 11/15/05....................       90,623
                                                      -----------
                                                        2,467,758
                                                      -----------
            INDUSTRIAL -- 10.5%
   150,000  Agriculture Minerals and Chemicals Co.
              10.75% due 09/30/03...................      148,687
   350,000  AK Steel
              7.875% due 02/15/09...................      336,000
   225,000  Arco Chemical Co.
              9.80% due 02/01/20....................      219,712
   300,000  Bethlehem Steel
              7.625% due 08/01/04...................      282,733
   100,000  Borden Chemical, Inc.
              9.50% due 05/01/05....................       95,500
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

          INDUSTRIAL -- (CONTINUED)

$  300,000  Domtar, Inc.
              8.75% due 08/01/06....................  $   310,500
   200,000  Domtar, Inc.
              9.50% due 08/01/16....................      212,000
   125,000  Equistar Chemicals LP
              8.75% due 02/15/09....................      126,338
   275,000  Fisher Scientific International, Inc.
              9.00% due 02/01/08....................      261,250
   125,000  Fisher Scientific International, Inc.
              9.00% due 02/01/08....................      118,750
   150,000  General Chemical Industrial
              10.625% due 05/01/09..................      150,750
   500,000  Huntsman Corp.
              9.50% due 07/01/07....................      472,500
   425,000  Huntsman ICI Chemical
              10.125% due 07/01/09..................      429,250
   125,000  ISP Holdings, Inc.
              9.00% due 10/15/03....................      124,375
   250,000  Lyondell Chemical Co.
              9.625% due 05/01/07...................      256,875
    75,000  Oregon Steel Mills
              11.00% due 06/15/03...................       78,937
    70,000  Terra Industries, Inc.
              10.50% due 06/15/05...................       67,200
   180,000  WHX Corp.
              10.50% due 04/15/05...................      169,650
                                                      -----------
                                                        3,861,007
                                                      -----------
            MANUFACTURING -- 1.6%
   550,000  Condor Systems, Inc.
              11.875% due 05/01/09..................      530,750
    75,000  Hayes Lemmerz International, Inc.
              8.25% due 12/15/08....................       71,437
                                                      -----------
                                                          602,187
                                                      -----------
            MEDIA & SERVICES -- 9.2%
   148,000  Adelphia Communications Corp.
              9.25% due 10/01/02....................      149,850
   250,000  AMC Entertainment
              9.50% due 03/15/09....................      237,500
   125,000  Big Flower Press Holdings
              8.625% due 12/01/08...................      115,000
   200,000  Chancellor Media Corp. of Los Angeles
              8.75% due 06/15/07....................      199,250
   200,000  CSC Holdings, Inc.
              9.875% due 02/15/13...................      213,500
    25,000  CSC Holdings, Inc.
              9.25% due 11/01/05....................       25,812
   500,000  Fox Family Worldwide, Inc.
              9.25% due 11/01/07....................      463,750
   500,000  Fox/Liberty Networks LLC
              8.875% due 08/15/07...................      518,750
   100,000  Hollinger International Publishing, Inc.
              9.25% due 02/01/06....................      102,125
   100,000  Jones Intercable
              10.50% due 03/01/08...................      107,000
   300,000  Liberty Media
              7.875% due 07/15/09...................      298,212

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)
          MEDIA & SERVICES -- (CONTINUED)

$  300,000  Premier Parks, Inc.
              9.75% due 06/15/07....................  $   303,000
   250,000  Primedia, Inc.
              10.25% due 06/01/04...................      261,875
   200,000  Regal Cinemas, Inc.
              9.50% due 06/01/08....................      187,000
   225,000  World Color Press, Inc.
              7.75% due 02/15/09....................      211,500
                                                      -----------
                                                        3,394,124
                                                      -----------
            PACKAGES & CONTAINERS -- 2.4%
   115,000  Ball Corp.
              8.25% due 08/01/08....................      113,275
   175,000  Container Corp. of America
              11.25% due 05/01/04...................      182,875
   200,000  Owens-Illinois, Inc.
              7.80% due 05/15/18....................      182,272
   250,000  Packaging Corp. of America
              9.625% due 04/01/09...................      253,750
   125,000  Stone Container Corp.
              12.58% due 08/01/16...................      137,343
                                                      -----------
                                                          869,515
                                                      -----------
            RETAIL -- 4.8%
   600,000  Ames Department Stores
              10.00% due 04/15/06...................      588,750
   325,000  Duane Reade, Inc.
              9.25% due 02/15/08....................      328,250
   300,000  Kmart Corp.
              7.95% due 02/01/23....................      291,137
   347,000  Kmart Corp.
              12.50% due 03/01/05...................      407,810
    50,000  Kmart Corp.
              7.75% due 10/01/12....................       49,648
   110,000  Nine West Group, Inc.
              8.375% due 08/15/05...................      113,300
                                                      -----------
                                                        1,778,895
                                                      -----------
            SHIPBUILDING -- 1.0%
   350,000  Newport News Shipbuilding
              9.25% due 12/01/06....................      362,250
                                                      -----------
            TELECOMMUNICATIONS -- 15.0%
   200,000  Call-Net Enterprises, Inc.
              8.00% due 08/15/08....................      176,000
   225,000  Call-Net Enterprises, Inc.
              9.375% due 05/15/09...................      214,312
   500,000  Charter Communication International
              8.625% due 04/01/09...................      480,000
   100,000  Comcast Cellular Holdings Corp.
              9.50% due 05/01/07....................      111,875
   200,000  Echostar Communications Corp.
              9.375% due 02/01/09...................      203,500
   375,000  Echostar Communications Corp.
              9.25% due 02/01/06....................      379,218
   150,000  Flag Limited
              8.25% due 01/30/08....................      141,000
   325,000  Hyperion Telecommunication
              12.00% due 11/01/07...................      332,312
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

          TELECOMMUNICATIONS -- (CONTINUED)

$  475,000  Level 3 Communications
              9.125% due 05/01/08...................  $   466,687
   350,000  Loral Space & Communications
              9.50% due 01/15/06....................      303,625
   100,000  McLeod USA, Inc.
              8.125% due 02/15/09...................       92,500
   100,000  McLeod USA, Inc.
              9.25% due 07/15/07....................       99,250
   100,000  McLeod USA, Inc.
              9.50% due 11/08/08....................       99,250
   200,000  Metromedia Fiber Network
              10.00% due 11/15/08...................      205,500
   175,000  Nextel Communications
              9.75% due 08/15/04....................      178,062
   150,000  Nextlink Communications
              12.50% due 04/15/06...................      159,750
   200,000  Nextlink Communications
              10.75% due 11/15/08...................      204,500
   200,000  Nextlink Communications
              10.75% due 06/01/09...................      205,000
   125,000  Price Communications
              9.125% due 12/15/06...................      126,250
   100,000  PSINet, Inc.
              10.00% due 02/15/05...................      100,500
   243,000  Rogers Cablesystems, Inc.
              10.125% due 09/01/12..................      260,313
   250,000  Rogers Cablesystems, Inc.
              9.625% due 08/01/02...................      261,250
    50,000  Rogers Cantel Mobile, Inc.
              9.75% due 06/01/16....................       55,375
   150,000  Rogers Cantel Mobile, Inc.
              9.375% due 06/01/08...................      155,437
    50,000  Telewest Communications PLC
              9.625% due 10/01/06...................       51,500
   100,000  Telewest Communications PLC
              11.25% due 11/01/08...................      112,250
   250,000  Teligent, Inc.
              11.50% due 12/01/07...................      247,500
   100,000  Time Warner Telecom LLC
              9.75% due 07/15/08....................      102,500
                                                      -----------
                                                        5,525,216
                                                      -----------
            TEXTILE -- 0.3%
   100,000  Westpoint Stevens, Inc.
              7.875% due 06/15/05...................       98,000
                                                      -----------
            TRANSPORTATION -- 1.7%
   150,000  AMR Corp.
              10.00% due 03/07/01...................      157,501
   150,000  Interpool, Inc.
              7.35% due 08/01/07....................      141,303
   250,000  Teekay Shipping Corp.
              8.32% due 02/01/08....................      235,937
   100,000  United Air Lines, Inc.
              9.125% due 01/15/12...................      108,055
                                                      -----------
                                                          642,796
                                                      -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------

CORPORATE NOTES -- (CONTINUED)

            UTILITIES -- 2.4%
$  100,000  Calpine Corp.
              7.625% due 04/15/06...................  $    94,125
   100,000  Calpine Corp.
              10.50% due 05/15/06...................      106,500
   200,000  Calpine Corp.
              9.25% due 02/01/04....................      202,500
   225,000  Connecticut Light & Power Co.
              7.875% due 10/01/24...................      230,460
   125,000  El Paso Electric Co.
              9.40% due 05/01/11....................      138,398
   100,000  Public Service Company of New Mexico
              7.10% due 08/01/05....................       98,640
                                                      -----------
                                                          870,623
                                                      -----------
            WASTE MANAGEMENT -- 0.9%
   275,000  Allied Waste North American
              7.625% due 01/01/06...................      256,093
   100,000  Browning-Ferris, Inc.
              7.40% due 09/15/35....................       80,584
                                                      -----------
                                                          336,677
                                                      -----------
            Total corporate notes...................  $31,647,600
                                                      -----------
                                                      -----------
FOREIGN/YANKEE BONDS & NOTES -- 6.7%
            FOREIGN CORPORATIONS -- 1.5%
   600,000  Petroleos Mexicanos
              9.50% due 9/15/27.....................  $   565,500
                                                      -----------
            FOREIGN GOVERNMENTS -- 5.2%
 1,250,000  Ecuador Discount
              6.00% due 02/28/25....................      578,906
       250  Republic of Argentina
              8.375% due 12/20/03...................        1,750
   225,000  Republic of Brazil
              11.625% due 04/15/04..................      211,781
   250,000  Republic of Colombia
              8.375% due 02/15/27...................      176,012
   250,000  Republic of Panama
              8.875% due 09/30/27...................      205,000
   250,000  Republic of Venezuela
              6.75% due 03/31/20....................      173,281
   200,000  Russian Federation (The)
              12.75% due 06/24/28...................      111,250
   300,000  United Mexican States Discount Bond
              6.25% due 12/31/19....................      222,562
   250,000  United Mexican States Discount Bond
              6.0975% due 12/31/19..................      208,437
                                                      -----------
                                                        1,888,979
                                                      -----------
            Total foreign/yankee bonds & notes......  $ 2,454,479
                                                      -----------
                                                      -----------
PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
----------                                            -----------
SHORT-TERM SECURITIES -- 3.4%
            REPURCHASE AGREEMENT
$1,271,000  Interest in $153,141,000 joint            $ 1,271,000
            repurchase agreement dated 06/30/99 with
            State Street Bank 4.800% due 07/01/99;
            maturity amount $1,271,169
            (Collateralized by $153,141,000 U.S.
            Treasury Bonds 8.125% due 05/15/21).....
                                                      -----------
                                                      -----------

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
 (cost $140,406)............................    0.4%     136,776
Total convertible preferred stock (cost
 $294,500)..................................    0.8      296,250
Total corporate notes (cost $32,071,881)....   86.1   31,647,600
Total foreign/yankee bonds & notes (cost
 $2,523,537)................................    6.7    2,454,479
Total short-term securities (cost
 $1,271,000)................................    3.4    1,271,000
                                              -----  -----------
Total investment in securities (total cost
 $36,301,324)...............................   97.4   35,806,105
Cash, receivables and other assets..........    4.0    1,480,009
Payable for securities purchased............   (1.3)    (474,842)
Other liabilities...........................   (0.1)     (36,658)
                                              -----  -----------
Net assets..................................  100.0% $36,774,614
                                              -----  -----------
                                              -----  -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,000,000,000 shares authorized; 35,085,700 shares
 outstanding........................................  $ 3,508,570
Capital surplus.....................................   32,589,228
Accumulated undistributed net investment income.....    1,107,566
Accumulated undistributed net realized gain on
 investments........................................       64,468
Unrealized depreciation of investments..............     (495,218)
                                                      -----------
Net assets..........................................  $36,774,614
                                                      -----------
                                                      -----------

Class IA
Net assets value per share ($36,668,011  DIVIDED BY
 34,983,880
 shares outstanding) (800,000,000 shares authorized)......  $1.05
                                                            -----
                                                            -----
Class IB
Net assets value per share ($106,603  DIVIDED BY 101,820
 shares outstanding) (200,000,000 shares authorized)......  $1.05
                                                            -----
                                                            -----

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1999 (UNAUDITED)

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------
COMMON STOCKS -- 96.4%
            FINLAND -- 1.7%
     9,220  Nokia Oy (Communication Equipment)......  $   808,207
                                                      -----------
            FRANCE -- 5.7%
     1,900  Accor S.A. (Consumer Services)..........      477,117
     5,300  Banque National de Paris (Financial
             Services)..............................      441,631
       300  L'Oreal (Consumer Non-Durables).........      202,799
     2,900  Pinault-Printemps-Redoute S.A. (Consumer
             Durables)..............................      497,650
     4,410  Total S.A. - B Shares (Energy &
             Services)..............................      568,943
     6,210  Vivendi (Utilities).....................      503,049
                                                      -----------
                                                        2,691,189
                                                      -----------
            GERMANY -- 5.1%
     5,530  DaimlerChrysler AG (Consumer Durables)..      483,038
     9,000  Deutsche Bank AG Dem (Financial
             Services)..............................      548,533
     4,220  Mannesmann AG (Media & Services)........      631,035
     9,400  Siemens AG (Electronics)................      725,107
                                                      -----------
                                                        2,387,713
                                                      -----------
            JAPAN -- 14.2%
    27,000  Dai Nippon Printing Co. (Media &
             Services)..............................      431,647
    26,000  Fujitsu Limited (Electronics)...........      523,066
    49,000  Hitachi Ltd. (Electronics)..............      459,490
    15,000  Kao Corporation (Consumer
             Non-Durables)..........................      421,361
     4,000  Matsushita Communication Industrial Co.,
             Ltd. (Communication Equipment).........      285,864
     1,300  NIDEC Corp. (Computer & Office
             Equipment).............................      195,586
    73,000  Nikko Securities Co. (Financial
             Services)..............................      471,041
       560  Nippon Telegraph & Telephone Corp.
             (Utilities)............................      652,367
    40,000  Olympus Optical Co., Ltd. (Health
             Care)..................................      591,228
    42,000  Sharp Corporation (Computer & Office
             Equipment).............................      496,215
     2,000  Softbank Corp. (Software & Services)....      405,002
     5,760  Sony Corporation (Media & Services).....      621,037
     5,300  Takefuji Corp. (Financial Services).....      547,794
    76,710  Toshiba Corporation (Computer & Office
             Equipment).............................      546,950
                                                      -----------
                                                        6,648,648
                                                      -----------
            MEXICO -- 0.5%
     4,900  Grupo Televisa S.A. (Media &
             Services)..............................      219,581
                                                      -----------
            NETHERLANDS -- 5.3%
     9,470  ING Groep N.V. (Financial Services).....      512,722
    17,444  Koninklijke Ahold N.V. (Consumer
             Durables)..............................      600,849
    *6,808  Koninklijke Philips Electronics N.V.
             (Electronics)..........................      671,549
    10,061  Unilever N.V. - CVA (Consumer Non-
             Durables)..............................      678,028
                                                      -----------
                                                        2,463,148
                                                      -----------
            SPAIN -- 1.6%
    15,400  Telefonica S.A. (Utilities).............      741,829
                                                      -----------
            SWEDEN -- 2.5%
    22,840  Assa Abloy AB (Business Services).......      247,158

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------

          SWEDEN -- (CONTINUED)

   *22,540  Hennes & Mauritz (Consumer Durables)....  $   556,756
     6,550  Pharmacia & Upjohn (Health Care)........      362,102
                                                      -----------
                                                        1,166,016
                                                      -----------
            SWITZERLAND -- 2.1%
     3,160  Credit Suisse Group (Financial
             Services)..............................      546,793
       230  Nestle S.A. (Food, Beverage &
             Tobacco)...............................      414,405
                                                      -----------
                                                          961,198
                                                      -----------
            UNITED KINGDOM -- 8.8%
    27,000  British American Tobacco PLC (Food,
             Beverage & Tobacco)....................      251,955
    41,910  British Petroleum Co., PLC (Energy &
             Services)..............................      750,472
    32,500  British Telecommunications PLC
             (Utilities)............................      543,035
   *20,500  COLT Telecom Group PLC (Utilities)......      430,424
    10,800  HSBC Holdings PLC (Financial
             Services)..............................      383,040
    72,300  Invensys PLC (Electronics)..............      342,469
    53,570  SmithKline Beecham PLC (Health Care)....      695,383
    35,730  Vodafone Group PLC (Media & Services)...      706,267
                                                      -----------
                                                        4,103,045
                                                      -----------
            UNITED STATES OF AMERICA -- 49.0%
     5,900  Alcoa, Inc. (Industrial Materials)......      365,062
     9,900  AlliedSignal, Inc. (Manufacturing)......      623,700
     5,370  American International Group, Inc.
             (Financial Services)...................      628,625
    *9,400  AMR Corporation (Consumer Services).....      641,550
     9,840  Associates First Capital Corporation
             (Financial Services)...................      436,035
    12,305  AT&T Corp. (Utilities)..................      686,772
    12,900  Automatic Data Processing, Inc.
             (Software & Services)..................      567,600
    10,900  Bristol-Myers Squibb Company (Health
             Care)..................................      767,768
     7,300  Caterpillar, Inc. (Manufacturing).......      438,000
   *13,740  Cisco Systems, Inc. (Communication
             Equipment).............................      886,230
    16,385  Citigroup, Inc. (Financial Services)....      778,287
     5,600  Colgate-Palmolive Company (Consumer
             Non-Durables)..........................      553,000
     3,200  Corning, Inc. (Manufacturing)...........      224,400
     8,070  Exxon Corporation (Energy & Services)...      622,398
    12,758  Gap, Inc. (The) (Consumer Durables).....      642,659
    10,660  General Electric Company
             (Electronics)..........................    1,204,580
    11,300  Home Depot, Inc. (The) (Consumer
             Durables)..............................      728,143
     6,900  Illinois Tool Works, Inc.
             (Manufacturing)........................      565,800
    11,880  Intel Corporation (Electronics).........      706,860
     6,440  International Business Machines Corp.
             (Computer & Office Equipment)..........      832,401
     5,800  Johnson & Johnson Co. (Health Care).....      568,400
    11,680  Lucent Technologies, Inc. (Communication
             Equipment).............................      787,670
    10,080  Marsh & McLennan Companies, Inc.
             (Financial Services)...................      761,040
     8,480  McDonald's Corporation (Consumer
             Services)..............................      350,330
    *6,995  MCI WorldCom, Inc. (Utilities)..........      603,318

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                                                        MARKET
  SHARES                                                 VALUE
----------                                            -----------

COMMON STOCKS -- (CONTINUED)
          UNITED STATES OF AMERICA -- (CONTINUED)

   *12,900  Micron Technology, Inc. (Electronics)...  $   520,031
    *9,780  Microsoft Corporation (Software &
             Services)..............................      882,033
     4,700  Morgan Stanley, Dean Witter, Discover
             and Co. (Financial Services)...........      481,750
    *4,700  Qualcomm (Communication Equipment)......      674,450
    *8,800  Ryanair Holdings PLC - ADR (Consumer
             Services)..............................      466,400
     7,730  Schlumberger Ltd. (Energy & Services)...      492,304
     1,640  Telecomunicacoes Brasileiras S.A.
             (Utilities)............................      147,907
     5,440  Texas Instruments, Inc. (Electronics)...      788,800
     5,910  Tyco International, Ltd.
             (Manufacturing)........................      559,972
    18,240  Wal-Mart Stores, Inc. (Consumer
             Durables)..............................      880,080
     8,600  Warner-Lambert Company (Health Care)....      596,625
     6,800  Weyerhaeuser Company (Electronics)......      467,500
                                                      -----------
                                                       22,928,480
                                                      -----------
            Total common stocks.....................  $45,119,054
                                                      -----------
                                                      -----------

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 7.6%
            REPURCHASE AGREEMENT -- 7.6%
$3,541,000  Interest in $1,933,099,000 joint
            repurchase agreement dated 06/30/99 with
            State Street Bank 4.822% due 07/01/99;
            maturity amount $3,541,474
            (Collateralized by $125,000,000 U.S.
            Treasury Notes 6.625% due 05/15/07,
            $1,170,609,000 U.S. Treasury Bonds
            6.125% - 12.000% due 08/15/13 -
            11/15/27, $637,490,000 U.S. Treasury
            Strips (principal) 0.00% due 06/30/00 -
            05/15/15)...............................  $ 3,541,000
                                                      -----------
                                                      -----------

STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investments in securities, at value (total cost
 $46,103,060) - see accompanying portfolio........  $ 48,660,054
Receivable for investment securities sold.........     2,995,194
Receivable for Fund shares sold...................       520,277
Receivable for dividends and interest.............       101,449
Cash and other assets.............................           588
                                                    ------------
Total assets......................................  $ 52,277,562
                                                    ------------
                                                    ------------
LIABILITIES
Investment securities purchased...................  $  5,407,001
Other accrued expenses............................        56,936
                                                    ------------
Total liabilities.................................     5,463,937
                                                    ------------
Net assets........................................  $ 46,813,625
                                                    ------------
                                                    ------------

                                                   MARKET
                                                    VALUE
                                                 -----------
DIVERSIFICATION BY INDUSTRY:
  Business Services.....................    0.5% $   247,158
  Communication Equipment...............    7.4    3,442,421
  Computer & Office Equipment...........    4.4    2,071,152
  Consumer Durables.....................    9.4    4,389,175
  Consumer Non-Durables.................    4.0    1,855,188
  Consumer Services.....................    4.1    1,935,397
  Electronics...........................   13.7    6,409,452
  Energy & Services.....................    5.2    2,434,117
  Financial Services....................   13.8    6,537,291
  Food, Beverage, & Tobacco.............    1.4      666,360
  Health Care...........................    7.7    3,581,506
  Industrial Materials..................    0.8      365,062
  Manufacturing.........................    5.2    2,411,872
  Media & Services......................    5.6    2,609,567
  Software & Services...................    4.0    1,854,635
  Utilities.............................    9.2    4,308,701
                                          -----  -----------
Total common stocks.....................   96.4% $45,119,054
                                          -----  -----------
                                          -----  -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,000,000,000 shares authorized; 32,244,592
 shares outstanding............................  $ 3,224,459
Capital surplus................................   39,942,130
Accumulated undistributed net investment
 income........................................      171,510
Accumulated undistributed net realized gain on
 investments...................................      920,377
Unrealized appreciation of investments.........    2,556,996
Unrealized depreciation of forward foreign
 currencies contracts (See Note 2)w............       (4,841)
Unrealized appreciation of other assets and
 liabilities in foreign currencies.............        2,994
                                                 -----------
Net assets.....................................  $46,813,625
                                                 -----------
                                                 -----------

Class IA
Net assets value per share ($46,769,029  DIVIDED BY
 32,213,848
 shares outstanding) (800,000,000 shares
 authorized).........................................  $1.45
                                                       -----
                                                       -----
Class IB
Net assets value per share ($44,596  DIVIDED BY
 30,744
 shares outstanding) (200,000,000 shares
 authorized).........................................  $1.45
                                                       -----
                                                       -----

  *  Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

       w FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1999

                         TOTAL       AGGREGATE   DELIVERY     UNREALIZED
DESCRIPTION          MARKET VALUE   FACE VALUE     DATE     (DEPRECIATION)
-------------------  -------------  -----------  ---------  ---------------
British Pounds
(Sell)                 $ 627,190     $ 627,270   07/06/99      $      80
British Pounds
(Sell)                   177,723       177,695   07/07/99            (28)
EURO Dollars (Buy)       534,819       536,473   07/02/99         (1,654)
EURO Dollars (Buy)       185,210       185,754   07/02/99           (544)
EURO Dollars (Buy)       109,335       109,699   07/06/99           (364)
EURO Dollars (Buy)       198,090       199,094   07/30/99         (1,004)
Japanese Yen (Buy)       543,302       544,152   07/02/99           (850)
Japanese Yen (Buy)       757,667       758,144   07/02/99           (477)
                                                                 -------
                                                               $   4,841
                                                                 -------
                                                                 -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                              HARTFORD          HARTFORD
                                BOND              STOCK
                           HLS FUND, INC.    HLS FUND, INC.
                           ---------------   ---------------
INVESTMENT INCOME:
  Dividends..............    $   --            $ 47,527,939
  Interest...............      29,532,040         6,804,700
  Less foreign tax
   withheld..............        --              (1,613,036)
                           ---------------   ---------------
    Total investment
     income..............      29,532,040        52,719,603
                           ---------------   ---------------
EXPENSES:
  Investment advisory
   fees..................       1,368,103         9,848,920
  Administrative services
   fees..................         927,363         7,705,573
  Accounting services....          69,681           578,949
  Custodian fees gross...           7,580            13,769
  Custodian fee expense
   offset................          (2,842)           (3,342)
  Board of Directors
   fees..................           1,549            12,789
  Distribution Fees --
   Class IB..............           6,120            16,005
  Other expenses.........          41,825           372,836
                           ---------------   ---------------
    Total expenses,
     net.................       2,419,380        18,545,498
  Less advisory fees
   waived by HL
   Advisors..............        --                --
                           ---------------   ---------------
    Net expenses.........       2,419,380        18,545,498
                           ---------------   ---------------
  Net investment income
   (loss)................      27,112,660        34,174,104
                           ---------------   ---------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........      (3,631,703)      402,392,606
  Net realized gain
   (loss) on futures
   contracts.............        --                --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............        --                --
  Net realized gain
   (loss) on option
   contracts.............        --                --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........        --                --
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     (47,862,960)      527,382,429
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....        --                --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        --                --
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............        --                --
  Net unrealized
   appreciation of option
   contracts.............        --                --
                           ---------------   ---------------
  Net realized and
   unrealized gain (loss)
   on investments........     (51,494,663)      929,775,035
                           ---------------   ---------------
  Net increase in net
   assets resulting from
   operations............    $(24,382,003)     $963,949,139
                           ---------------   ---------------
                           ---------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                  HARTFORD          HARTFORD                            HARTFORD
                              HARTFORD          HARTFORD           CAPITAL          MORTGAGE          HARTFORD        INTERNATIONAL
                            MONEY MARKET        ADVISERS        APPRECIATION       SECURITIES           INDEX         OPPORTUNITIES
                           HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends..............    $  --             $ 47,402,375      $ 38,608,734      $  --             $ 13,416,064      $ 16,445,552
  Interest...............     23,986,397        144,317,783         6,641,056       11,548,804          1,285,230         1,734,824
  Less foreign tax
   withheld..............       --               (1,467,114)         (937,291)        --                 (206,404)       (1,443,366)
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    Total investment
     income..............     23,986,397        190,253,045        44,312,499       11,548,804         14,494,890        16,737,009
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
EXPENSES:
  Investment advisory
   fees..................      1,192,511         26,835,601        13,303,635          446,457          2,021,026         3,026,235
  Administrative services
   fees..................        954,009         12,424,327         6,056,344          357,166          2,021,026         1,219,920
  Accounting services....         71,676            933,514           455,060           26,837            151,844            91,668
  Custodian fees gross...          5,554             32,621            68,139           14,896             12,061           371,265
  Custodian fee expense
   offset................         (2,827)           (15,516)           (5,743)            (387)            (1,035)          (11,331)
  Board of Directors
   fees..................          1,661             20,672            10,039              599              3,341             2,015
  Distribution Fees --
   Class IB..............          3,593             49,994             7,695         --                 --                     773
  Other expenses.........         37,967            595,535           257,192            8,689             98,677            84,938
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    Total expenses,
     net.................      2,264,143         40,876,748        20,152,361          854,257          4,306,940         4,785,483
  Less advisory fees
   waived by HL
   Advisors..............       --                 --                --               --                 --                --
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    Net expenses.........      2,264,143         40,876,748        20,152,361          854,257          4,306,940         4,785,483
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Net investment income
   (loss)................     21,722,253        149,376,297        24,160,138       10,694,547         10,187,950        11,951,525
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........         21,491        561,926,692       632,817,666       (4,214,950)        15,487,318       128,854,454
  Net realized gain
   (loss) on futures
   contracts.............       --                 --                --               --                4,485,696           240,720
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............       --                 --                 322,419         --                 --               3,673,143
  Net realized gain
   (loss) on option
   contracts.............       --                 --                --               --                 --                --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........       --                 --                (376,880)        --                 --              (2,973,983)
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       --              133,652,412       315,216,129       (5,718,143)       204,363,067       (13,447,478)
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....       --                 --                --               --                  337,629            (1,433)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       --                 --                --               --                 --               1,652,458
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............       --                 --                 (95,450)        --                 --                (332,461)
  Net unrealized
   appreciation of option
   contracts.............       --                 --                --               --                 --                --
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Net realized and
   unrealized gain (loss)
   on investments........         21,491        695,579,105       947,883,884       (9,933,093)       224,673,709       117,675,103
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Net increase in net
   assets resulting from
   operations............    $21,743,744       $844,955,401      $972,044,022      $   761,454       $234,861,659      $129,626,629
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
                           ---------------   ---------------   ---------------   ---------------   ---------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                              HARTFORD           HARTFORD
                            DIVIDEND AND      INTERNATIONAL
                               GROWTH            ADVISERS
                           HLS FUND, INC.     HLS FUND, INC.
                           ---------------   ----------------
INVESTMENT INCOME:
  Dividends..............    $ 34,212,290       $ 2,336,498
  Interest...............       2,170,898         3,837,218
  Less foreign tax
   withheld..............        (328,332)         (219,638)
                           ---------------   ----------------
    Total investment
     income..............      36,054,856         5,954,078
                           ---------------   ----------------
EXPENSES:
  Investment advisory
   fees..................       7,075,243           850,855
  Administrative services
   fees..................       3,125,336           300,521
  Accounting services....         234,827            22,580
  Custodian fees gross...           7,797            97,282
  Custodian fee expense
   offset................          (3,239)             (295)
  Board of Directors
   fees..................           5,129               499
  Distribution Fees --
   Class IB..............           9,903          --
  Other expenses.........         164,390            29,979
                           ---------------   ----------------
    Total expenses,
     net.................      10,619,386         1,301,420
  Less advisory fees
   waived by HL
   Advisors..............        --                --
                           ---------------   ----------------
    Net expenses.........      10,619,386         1,301,420
                           ---------------   ----------------
  Net investment income
   (loss)................      25,435,470         4,652,658
                           ---------------   ----------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     198,929,557        16,178,271
  Net realized gain
   (loss) on futures
   contracts.............        --               2,408,911
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............        --               2,656,651
  Net realized gain
   (loss) on option
   contracts.............         299,625          --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........        --                (490,833)
  Net unrealized
   appreciation
   (depreciation) of
   investments...........        (280,725)       (6,571,844)
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....        --              (1,126,215)
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....        --               1,381,952
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............        --                 127,622
  Net unrealized
   appreciation of option
   contracts.............          41,849          --
                           ---------------   ----------------
  Net realized and
   unrealized gain (loss)
   on investments........     198,990,307        14,564,516
                           ---------------   ----------------
  Net increase in net
   assets resulting from
   operations............    $224,425,776       $19,217,173
                           ---------------   ----------------
                           ---------------   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD                           HARTFORD
                                SMALL           HARTFORD        GROWTH AND      HARTFORD        HARTFORD
                               COMPANY           MIDCAP           INCOME       HIGH YIELD    GLOBAL LEADERS
                           HLS FUND, INC.    HLS FUND, INC.      HLS FUND       HLS FUND        HLS FUND
                           ---------------   ---------------   ------------   ------------   ---------------
INVESTMENT INCOME:
  Dividends..............    $   277,722       $   454,001     $  273,830     $   12,563        $  221,960
  Interest...............        240,504           148,139         60,915      1,167,091            57,062
  Less foreign tax
   withheld..............       --                  (5,403)          (972)        --               (10,929)
                           ---------------   ---------------   ------------   ------------   ---------------
    Total investment
     income..............        518,225           596,738        333,773      1,179,654           268,093
                           ---------------   ---------------   ------------   ------------   ---------------
EXPENSES:
  Investment advisory
   fees..................        999,550           571,268        132,626         76,656            65,028
  Administrative services
   fees..................        357,167           198,986         44,916         26,502            22,318
  Accounting services....         26,837            14,945          3,372          1,990             1,675
  Custodian fees gross...          5,075             3,995          5,633          2,928            26,164
  Custodian fee expense
   offset................         (4,188)             (657)          (199)        (1,619)             (156)
  Board of Directors
   fees..................            567               310             70             44                33
  Distribution Fees --
   Class IB..............          1,595          --                   10             94                37
  Other expenses.........         16,053            13,417          3,701          3,626             2,920
                           ---------------   ---------------   ------------   ------------   ---------------
    Total expenses,
     net.................      1,402,653           802,264        190,130        110,220           118,019
  Less advisory fees
   waived by HL
   Advisors..............       --                --               --            (39,575)          (20,851)
                           ---------------   ---------------   ------------   ------------   ---------------
    Net expenses.........      1,402,653           802,264        190,130         70,644            97,168
                           ---------------   ---------------   ------------   ------------   ---------------
  Net investment income
   (loss)................       (884,428)         (205,527)       143,643      1,109,009           170,925
                           ---------------   ---------------   ------------   ------------   ---------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........     80,939,331        21,734,722        663,997         65,144           943,472
  Net realized gain
   (loss) on futures
   contracts.............       --                --               12,328         --              --
  Net realized gain
   (loss) on forward
   foreign currency
   contracts.............         (7,873)         --               --             --               (48,320)
  Net realized gain
   (loss) on option
   contracts.............       --                --               --             --              --
  Net realized gain
   (loss) on foreign
   currency
   transactions..........          8,039          --               --             --                32,543
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     (3,247,053)       25,285,143      5,090,703       (659,214)        1,686,897
  Net unrealized
   appreciation
   (depreciation) of
   futures contracts.....       --                --               55,031         --              --
  Net unrealized
   appreciation
   (depreciation) of
   forward foreign
   currency contracts....       --                --               --             --                (4,841)
  Net unrealized
   appreciation
   (depreciation) on
   translation of other
   assets and liabilities
   in foreign
   currencies............           (157)         --               --             --                 2,987
  Net unrealized
   appreciation of option
   contracts.............       --                --               --             --              --
                           ---------------   ---------------   ------------   ------------   ---------------
  Net realized and
   unrealized gain (loss)
   on investments........     77,669,206        47,019,865      5,822,060       (594,070)        2,612,739
                           ---------------   ---------------   ------------   ------------   ---------------
  Net increase in net
   assets resulting from
   operations............    $76,807,858       $46,814,338     $5,965,703     $  514,939        $2,783,664
                           ---------------   ---------------   ------------   ------------   ---------------
                           ---------------   ---------------   ------------   ------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                   HARTFORD          HARTFORD
                                     BOND             STOCK
                                HLS FUND, INC.    HLS FUND, INC.
                                ---------------   --------------
OPERATIONS:
  Net investment income.......  $   27,112,660    $  34,174,104
  Net realized gain (loss)....      (3,631,703)     402,392,606
  Net unrealized appreciation
   (depreciation) of
   investments................     (47,862,960)     527,382,429
                                ---------------   --------------
  Net increase (decrease) in
   net assets resulting from
   operations.................     (24,382,003)     963,949,139
                                ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................        (595,336)      (1,498,024 )
    Class IB..................          (5,697)         (17,728 )
  From realized gain on
   investments
    Class IA..................      (6,264,409)    (601,121,973 )
    Class IB..................         (48,163)      (6,730,814 )
                                ---------------   --------------
    Total Distributions.......      (6,913,605)    (609,368,539 )
                                ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................      66,464,607      979,549,510
    Class IB..................       4,963,028       22,569,936
                                ---------------   --------------
      Net increase (decrease)
      from capital share
      transactions............      71,427,635    1,002,119,446
                                ---------------   --------------
      Net increase (decrease)
      in net assets...........      40,132,027    1,356,700,046
NET ASSETS:
  Beginning of period.........     907,765,419    7,193,213,170
                                ---------------   --------------
  End of period...............  $  947,897,446    $8,549,913,216
                                ---------------   --------------
                                ---------------   --------------
  Accumulated undistributed
   (distribution in excess of)
   net investment income......  $   27,112,752    $  35,188,899
                                ---------------   --------------
                                ---------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                    HARTFORD        HARTFORD                            HARTFORD
                                   HARTFORD        HARTFORD         CAPITAL         MORTGAGE          HARTFORD        INTERNATIONAL
                                 MONEY MARKET      ADVISERS       APPRECIATION     SECURITIES           INDEX         OPPORTUNITIES
                                HLS FUND, INC.  HLS FUND, INC.   HLS FUND, INC.  HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
OPERATIONS:
  Net investment income.......  $  21,722,253   $  149,376,297   $  24,160,138     $ 10,694,547    $   10,187,950    $   11,951,525
  Net realized gain (loss)....         21,491      561,926,692     632,763,206       (4,214,950)       19,973,014       129,794,335
  Net unrealized appreciation
   (depreciation) of
   investments................       --            133,652,412     315,120,678       (5,718,143)      204,700,695       (12,119,231)
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
  Net increase (decrease) in
   net assets resulting from
   operations.................     21,743,744      844,955,401     972,044,022          761,454       234,861,659       129,626,629
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................    (21,634,724 )     (6,754,191 )       (60,670 )       --              (3,697,906)       (1,079,835)
    Class IB..................        (87,529 )        (72,846 )          (614 )       --                --                  (1,029)
  From realized gain on
   investments
    Class IA..................        (21,416 )   (985,224,028 )  (362,201,817 )       --             (30,133,602)         --
    Class IB..................            (75 )    (10,509,514 )    (2,134,680 )       --                --                --
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
    Total Distributions.......    (21,743,744 ) (1,002,560,579 )  (364,397,781 )       --             (33,831,508)       (1,080,864)
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................    146,170,593    1,697,397,551     214,617,109       (2,397,445)      207,357,909       (41,495,152)
    Class IB..................      3,577,772       56,088,062       7,132,665         --                --                 507,000
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
      Net increase (decrease)
      from capital share
      transactions............    149,748,365    1,753,485,613     221,749,774       (2,397,445)      207,357,909       (40,988,152)
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
      Net increase (decrease)
      in net assets...........    149,748,365    1,595,880,435     829,396,015       (1,635,991)      408,388,060        87,557,613
NET ASSETS:
  Beginning of period.........    874,665,050   11,840,125,134   5,813,421,612      356,834,333     1,846,117,220     1,197,356,582
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
  End of period...............  $1,024,413,415  $13,436,005,569  $6,642,817,627    $355,198,342    $2,254,505,280    $1,284,914,195
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
  Accumulated undistributed
   (distribution in excess of)
   net investment income......  $    --         $  150,989,652   $  24,743,102     $ 10,694,544    $   10,187,945    $   11,778,057
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------
                                --------------  ---------------  --------------  ---------------   ---------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                   HARTFORD           HARTFORD
                                 DIVIDEND AND      INTERNATIONAL
                                    GROWTH            ADVISERS
                                HLS FUND, INC.     HLS FUND, INC.
                                ---------------   ----------------
OPERATIONS:
  Net investment income.......  $   25,435,470      $  4,652,658
  Net realized gain (loss)....     199,229,182        20,753,000
  Net unrealized appreciation
   (depreciation) of
   investments................        (238,876)       (6,188,485)
                                ---------------   ----------------
  Net increase (decrease) in
   net assets resulting from
   operations.................     224,425,776        19,217,173
                                ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................      (2,308,202)         --
    Class IB..................         (17,059)         --
  From realized gain on
   investments
    Class IA..................    (111,768,043)         --
    Class IB..................        (775,470)         --
                                ---------------   ----------------
    Total Distributions.......    (114,868,774)         --
                                ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................     178,713,198        15,823,280
    Class IB..................       5,381,006          --
                                ---------------   ----------------
      Net increase (decrease)
      from capital share
      transactions............     184,094,204        15,823,280
                                ---------------   ----------------
      Net increase (decrease)
      in net assets...........     293,651,206        35,040,453
NET ASSETS:
  Beginning of period.........   3,039,893,797       285,852,529
                                ---------------   ----------------
  End of period...............  $3,333,545,003      $320,892,982
                                ---------------   ----------------
                                ---------------   ----------------
  Accumulated undistributed
   (distribution in excess of)
   net investment income......  $   25,515,621      $  5,252,577
                                ---------------   ----------------
                                ---------------   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                   HARTFORD                           HARTFORD
                                     SMALL           HARTFORD        GROWTH AND      HARTFORD        HARTFORD
                                    COMPANY           MIDCAP           INCOME       HIGH YIELD    GLOBAL LEADERS
                                HLS FUND, INC.    HLS FUND, INC.      HLS FUND       HLS FUND        HLS FUND
                                ---------------   ---------------   ------------   ------------   ---------------
OPERATIONS:
  Net investment income.......    $   (884,428)     $   (205,527)   $   143,643    $  1,109,009     $   170,925
  Net realized gain (loss)....      80,939,496        21,734,722        676,326          65,144         927,695
  Net unrealized appreciation
   (depreciation) of
   investments................      (3,247,210)       25,285,143      5,145,734        (659,214)      1,685,044
                                ---------------   ---------------   ------------   ------------   ---------------
  Net increase (decrease) in
   net assets resulting from
   operations.................      76,807,858        46,814,338      5,965,703         514,939       2,783,664
                                ---------------   ---------------   ------------   ------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................        --                --                 (278)         (1,436)       --
    Class IB..................        --                --              --                   (7)       --
  From realized gain on
   investments
    Class IA..................        --              (3,763,151)       --               (6,008)        (55,124)
    Class IB..................        --                --              --                  (28)           (167)
                                ---------------   ---------------   ------------   ------------   ---------------
    Total Distributions.......        --              (3,763,151)          (278)         (7,479)        (55,291)
                                ---------------   ---------------   ------------   ------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................      13,162,145       110,267,088     44,613,253      21,681,170      38,284,815
    Class IB..................       2,957,005          --                   34           1,851             992
                                ---------------   ---------------   ------------   ------------   ---------------
      Net increase (decrease)
      from capital share
      transactions............      16,119,150       110,267,088     44,613,287      21,683,021      38,285,807
                                ---------------   ---------------   ------------   ------------   ---------------
      Net increase (decrease)
      in net assets...........      92,927,008       153,318,275     50,578,712      22,190,481      41,014,180
NET ASSETS:
  Beginning of period.........     351,429,912       143,493,643     25,323,125      14,584,133       5,799,445
                                ---------------   ---------------   ------------   ------------   ---------------
  End of period...............    $444,356,920      $296,811,918    $75,901,837    $ 36,774,614     $46,813,625
                                ---------------   ---------------   ------------   ------------   ---------------
                                ---------------   ---------------   ------------   ------------   ---------------
  Accumulated undistributed
   (distribution in excess of)
   net investment income......    $   (884,426)     $   (205,526)   $   143,643    $  1,107,566     $   171,510
                                ---------------   ---------------   ------------   ------------   ---------------
                                ---------------   ---------------   ------------   ------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 1998

                              HARTFORD          HARTFORD
                                BOND              STOCK
                           HLS FUND, INC.    HLS FUND, INC.
                           ---------------   ---------------
OPERATIONS:
  Net investment
   income................    $ 42,251,914    $   55,715,839
  Net realized gain
   (loss)................       6,857,968       606,814,688
  Net unrealized
   appreciation
   (depreciation) of
   investments...........       6,537,524     1,025,014,678
                           ---------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      55,647,406     1,687,545,205
                           ---------------   ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............     (42,744,233)      (54,276,510)
    Class IB.............        (255,767)         (423,490)
  In excess of net
   investment income
    Class IA.............        --                --
    Class IB.............        --                --
  From realized gain on
   investments
    Class IA.............        --            (173,700,001)
    Class IB.............        --                --
  From Capital
    Class IA.............        --                --
    Class IB.............        --                --
                           ---------------   ---------------
    Total
     distributions.......     (43,000,000)     (228,400,001)
                           ---------------   ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............     336,835,852     1,011,129,116
    Class IB.............       5,412,364         9,617,289
                           ---------------   ---------------
        Net increase
       (decrease) from
       capital share
       transactions......     342,248,216     1,020,746,405
                           ---------------   ---------------
        Net increase in
       net assets........     354,895,622     2,479,891,609
NET ASSETS:
  Beginning of period....     552,869,797     4,713,321,561
                           ---------------   ---------------
  End of period..........    $907,765,419    $7,193,213,170
                           ---------------   ---------------
                           ---------------   ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....    $    601,032    $    2,530,584
                           ---------------   ---------------
                           ---------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                   HARTFORD          HARTFORD
                              HARTFORD           HARTFORD           CAPITAL          MORTGAGE          HARTFORD
                            MONEY MARKET         ADVISERS        APPRECIATION       SECURITIES           INDEX
                           HLS FUND, INC.     HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ---------------   ----------------   ---------------   ---------------   ---------------
OPERATIONS:
  Net investment
   income................    $ 36,098,085    $   238,749,776    $   30,647,752      $ 20,754,294    $   17,720,807
  Net realized gain
   (loss)................          11,475        996,514,487       364,010,892         2,198,060        29,925,343
  Net unrealized
   appreciation
   (depreciation) of
   investments...........        --              952,207,563       357,874,298        (1,261,828)      316,666,304
                           ---------------   ----------------   ---------------   ---------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      36,109,560      2,187,471,826       752,532,942        21,690,526       364,312,454
                           ---------------   ----------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............     (36,067,869)      (233,135,052)      (30,859,661)      (20,754,294)      (15,000,000)
    Class IB.............         (30,216)        (1,804,946)         (140,339)         --                --
  In excess of net
   investment income
    Class IA.............        --                --                 --                (963,871)         --
    Class IB.............        --                --                 --                --                --
  From realized gain on
   investments
    Class IA.............         (11,470)      (297,100,001)     (320,000,000)         --             (29,600,000)
    Class IB.............              (5)         --                 --                --                --
  From Capital
    Class IA.............        --                --                 --                (481,835)         --
    Class IB.............        --                --                 --                --                --
                           ---------------   ----------------   ---------------   ---------------   ---------------
    Total
     distributions.......     (36,109,560)      (532,039,999)     (351,000,000)      (22,200,000)      (44,600,000)
                           ---------------   ----------------   ---------------   ---------------   ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............     260,005,789      1,866,824,047       603,278,396        31,642,127       402,949,764
    Class IB.............       2,179,043         33,957,359         5,618,272          --                --
                           ---------------   ----------------   ---------------   ---------------   ---------------
        Net increase
       (decrease) from
       capital share
       transactions......     262,184,832      1,900,781,406       608,896,668        31,642,127       402,949,764
                           ---------------   ----------------   ---------------   ---------------   ---------------
        Net increase in
       net assets........     262,184,832      3,556,213,233     1,010,429,610        31,132,653       722,662,218
NET ASSETS:
  Beginning of period....     612,480,218      8,283,911,901     4,802,992,002       325,701,680     1,123,455,002
                           ---------------   ----------------   ---------------   ---------------   ---------------
  End of period..........    $874,665,050    $11,840,125,134    $5,813,421,612      $356,834,333    $1,846,117,220
                           ---------------   ----------------   ---------------   ---------------   ---------------
                           ---------------   ----------------   ---------------   ---------------   ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....    $   --          $     8,440,413    $       61,286      $   --          $    3,697,905
                           ---------------   ----------------   ---------------   ---------------   ---------------
                           ---------------   ----------------   ---------------   ---------------   ---------------

                              HARTFORD
                            INTERNATIONAL
                            OPPORTUNITIES
                           HLS FUND, INC.
                           ---------------
OPERATIONS:
  Net investment
   income................  $   17,575,788
  Net realized gain
   (loss)................      12,666,849
  Net unrealized
   appreciation
   (depreciation) of
   investments...........     109,161,058
                           ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     139,403,695
                           ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............     (15,638,936)
    Class IB.............         (11,063)
  In excess of net
   investment income
    Class IA.............        --
    Class IB.............        --
  From realized gain on
   investments
    Class IA.............     (72,215,058)
    Class IB.............        --
  From Capital
    Class IA.............        --
    Class IB.............        --
                           ---------------
    Total
     distributions.......     (87,865,057)
                           ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............      52,208,761
    Class IB.............         663,583
                           ---------------
        Net increase
       (decrease) from
       capital share
       transactions......      52,872,344
                           ---------------
        Net increase in
       net assets........     104,410,982
NET ASSETS:
  Beginning of period....   1,092,945,600
                           ---------------
  End of period..........  $1,197,356,582
                           ---------------
                           ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....  $      958,685
                           ---------------
                           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE PERIOD ENDED DECEMBER 31, 1998

                              HARTFORD         HARTFORD
                            DIVIDEND AND    INTERNATIONAL
                               GROWTH          ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.
                           --------------  ----------------
OPERATIONS:
  Net investment
   income................  $  46,444,855     $  6,916,112
  Net realized gain
   (loss)................    112,675,011        3,156,134
  Net unrealized
   appreciation
   (depreciation) of
   investments...........    219,406,183       19,040,441
                           --------------  ----------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............    378,526,049       29,112,687
                           --------------  ----------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............    (47,843,520 )     (6,916,112)
    Class IB.............       (256,480 )       --
  In excess of net
   investment income
    Class IA.............       --             (1,129,081)
    Class IB.............       --               --
  From realized gain on
   investments
    Class IA.............    (76,700,000 )     (5,712,912)
    Class IB.............       --               --
  From Capital
    Class IA.............       --            (15,954,807)
    Class IB.............       --               --
                           --------------  ----------------
    Total
     distributions.......   (124,800,000 )    (29,712,912)
                           --------------  ----------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............    783,146,614       78,871,230
    Class IB.............      8,367,912         --
                           --------------  ----------------
    Net increase
     (decrease) from
     capital share
     transactions........    791,514,526       78,871,230
                           --------------  ----------------
    Net increase in net
     assets..............  1,045,240,575       78,271,005
NET ASSETS:
  Beginning of period....  1,994,653,222      207,581,524
                           --------------  ----------------
  End of period..........  $3,039,893,797    $285,852,529
                           --------------  ----------------
                           --------------  ----------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....  $   2,405,420     $    763,703
                           --------------  ----------------
                           --------------  ----------------

  *  From inception, April 30, 1998, to December 31, 1998.
 **  From inception, September 21, 1998, to December 31, 1998.
***  From inception, September 30, 1998, to December 31, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD                           HARTFORD
                                SMALL           HARTFORD        GROWTH AND      HARTFORD        HARTFORD
                               COMPANY           MIDCAP           INCOME       HIGH YIELD    GLOBAL LEADERS
                           HLS FUND, INC.    HLS FUND, INC.     HLS FUND*      HLS FUND**      HLS FUND***
                           ---------------   ---------------   ------------   ------------   ---------------
OPERATIONS:
  Net investment
   income................    $   (635,225)     $   (120,272)   $    95,278    $   271,464       $    6,394
  Net realized gain
   (loss)................     (23,736,323)        3,573,191        (81,434)         3,896          194,164
  Net unrealized
   appreciation
   (depreciation) of
   investments...........      58,188,250        17,561,240      3,301,259        163,996          870,104
                           ---------------   ---------------   ------------   ------------   ---------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      33,816,702        21,014,159      3,315,103        439,356        1,070,662
                           ---------------   ---------------   ------------   ------------   ---------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income
    Class IA.............        --                  (1,000)       (94,966)      (268,149)          (6,969)
    Class IB.............        --                --                  (34)        (1,851)             (31)
  In excess of net
   investment income
    Class IA.............        --                --              --             --              --
    Class IB.............        --                --              --             --              --
  From realized gain on
   investments
    Class IA.............      (3,776,000)         --              --             --              (144,039)
    Class IB.............        --                --              --             --                  (961)
  From Capital
    Class IA.............        --                --              --             --              --
    Class IB.............        --                --              --             --              --
                           ---------------   ---------------   ------------   ------------   ---------------
    Total
     distributions.......      (3,776,000)           (1,000)       (95,000)      (270,000)        (152,000)
                           ---------------   ---------------   ------------   ------------   ---------------
CAPITAL SHARE
 TRANSACTIONS:
    Class IA.............     109,974,909        94,891,577     22,093,022     14,314,777        4,850,783
    Class IB.............         644,867          --               10,000        100,000           30,000
                           ---------------   ---------------   ------------   ------------   ---------------
    Net increase
     (decrease) from
     capital share
     transactions........     110,619,776        94,891,577     22,103,022     14,414,777        4,880,783
                           ---------------   ---------------   ------------   ------------   ---------------
    Net increase in net
     assets..............     140,660,478       115,904,736     25,323,125     14,584,133        5,799,445
NET ASSETS:
  Beginning of period....     210,769,434        27,588,907        --             --              --
                           ---------------   ---------------   ------------   ------------   ---------------
  End of period..........    $351,429,912      $143,493,643    $25,323,125    $14,584,133       $5,799,445
                           ---------------   ---------------   ------------   ------------   ---------------
                           ---------------   ---------------   ------------   ------------   ---------------
  Accumulated
   undistributed
   (distribution in
   excess of) net
   investment income.....    $   --            $   --          $       278    $   --            $      585
                           ---------------   ---------------   ------------   ------------   ---------------
                           ---------------   ---------------   ------------   ------------   ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1999 (UNAUDITED)
 1.  ORGANIZATION:

      Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., and Hartford Series Fund, Inc. (comprised of Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund and Hartford Global Leaders HLS Fund) (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

      The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment objectives and policies, are described below.

Hartford Bond HLS Fund, Inc.                        Seeks maximum current income consistent with
                                                    preservation of capital through investing
                                                    primarily in high-grade government and corporate
                                                    bonds and other debt securities.
Hartford Stock HLS Fund, Inc.                       Seeks long-term capital growth through investment
                                                    in a diversified portfolio of equity securities.
Hartford Money Market HLS Fund, Inc.                Seeks a high level of current income consistent
                                                    with liquidity and the need for preservation of
                                                    capital through investment in high-quality
                                                    money-market securities.
Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total rate of return
                                                    (capital growth and current income) through
                                                    investment in a varying mix of stocks, bonds and
                                                    money market instruments.
Hartford Capital Appreciation HLS Fund, Inc.        Seeks growth of capital through investment in
                                                    equity securities of companies with high growth
                                                    potential, including small, medium and large
                                                    companies.
Hartford Mortgage Securities HLS Fund, Inc.         Seeks a high level of current income by investing
                                                    primarily in mortgage-backed securities, including
                                                    securities issued by Government National Mortgage
                                                    Association.
Hartford Index HLS Fund, Inc.                       Seeks to approximate the price and yield
                                                    performance represented by the Standard & Poor's
                                                    500 Composite Stock Price Index through
                                                    investments in common stocks.
Hartford International Opportunities HLS Fund,      Seeks growth of capital through investing
 Inc.                                               primarily in foreign equity securities issues.
Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent
                                                    with growth of capital and moderate investment
                                                    risk. Primary investments are equity securities
                                                    and securities convertible into equity securities
                                                    that typically have above average yield.
Hartford International Advisers HLS Fund, Inc.      Seeks a long-term total rate of return consistent
                                                    with moderate risk. Investments include a mix of
                                                    debt, equity and money market instruments
                                                    primarily with foreign issuers.
Hartford Small Company HLS Fund, Inc.               Seeks growth of capital by investing primarily in
                                                    equity securities selected on the basis of
                                                    potential for capital appreciation.
Hartford MidCap HLS Fund, Inc.                      Seeks long term capital growth through capital
                                                    appreciation by investing primarily in equity
                                                    securities.
Hartford Growth and Income HLS Fund                 Seeks growth of capital and current income by
                                                    investing primarily in equity securities with
                                                    earnings growth potential and steady or rising
                                                    dividends.
Hartford High Yield Bond HLS Fund                   Seeks high current income, growth of capital is a
                                                    secondary objective.

           --------------------------------------------------- MF-62
              ---------------------------------------------------

Hartford Global Leaders HLS Fund                    Seeks growth of capital by investing primarily in
                                                    equity securities selected on the basis of
                                                    potential for capital appreciation.

      Each Fund, with the exception of Hartford Mortgage Securities HLS, Hartford Index HLS, Hartford International Advisers HLS and Hartford MidCap HLS Funds are divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS-- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION-- Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

        Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS-- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE AGREEMENTS-- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are

           --------------------------------------------------- MF-63
              ---------------------------------------------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)
       held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    e) JOINT TRADING ACCOUNT-- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (HIMCO) or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS-- The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

        At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as the fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases

           --------------------------------------------------- MF-64
              ---------------------------------------------------
        the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows as of June 30, 1999:

                          HLS DIVIDEND AND GROWTH FUND

                                             OPTIONS CONTRACTS
                                             WRITTEN DURING THE
                                                   PERIOD
                                          ------------------------
                                          NUMBER OF      DOLLAR
CALL WRITES                               CONTRACTS     AMOUNTS
----------------------------------------  ---------   ------------
Beginning of Period.....................     7,650    $    684,605
During the Period.......................    29,756       2,680,163
Expired during the period...............   (25,581)     (2,346,859)
Closed during the period................    (7,769)       (607,332)
Exercised during the period.............      (660)        (57,325)
                                          ---------   ------------
Balanced at the end of period...........     3,396    $    353,251
                                          ---------   ------------
                                          ---------   ------------

    g) FORWARD FOREIGN CURRENCY CONTRACTS-- As of June 30, 1999 Hartford International Opportunities HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., and Hartford Global Leaders HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' cost are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    h) FEDERAL INCOME TAXES-- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     i) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS-- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value

        Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, annually.

        Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

        Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 7).

           --------------------------------------------------- MF-65
              ---------------------------------------------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

     j) USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    k) RESTRICTED SECURITIES-- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

        At June 30, 1999, the Funds held the following restricted securities (excluding 144A issues):

                                                                                    ACQUISITION                    MARKET
FUND                                                           SECURITY                DATE          COST          VALUE
--------------------------------------------------  ------------------------------  -----------  -------------  ------------
Capital Appreciation HLS Fund, Inc.                 SGW Holding Corporation            8/15/97   $  11,311,018  $  1,094,544
Small Company HLS Fund, Inc.                        SGW Holding Corporation            8/15/97   $     599,992  $     58,060

                                                       % OF
FUND                                                NET ASSETS
--------------------------------------------------  -----------
Capital Appreciation HLS Fund, Inc.                     0.016%
Small Company HLS Fund, Inc.                            0.013%

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS-- HL Investment Advisors, LLC (HL Advisors) an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Funds' Board of Directors and shareholders.

           --------------------------------------------------- MF-66
              ---------------------------------------------------

        The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
All Assets                                              0.200%

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
All Assets                                              0.250%

                          HARTFORD BOND HLS FUND, INC.
                       AND HARTFORD STOCK HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
On first $250 million                                    .325%
On next $250 million                                     .300
On next $500 million                                     .275
Over $1 billion                                          .250

                       HARTFORD ADVISERS HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                        HARTFORD MIDCAP HLS FUND, INC.,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                        HARTFORD HIGH YIELD HLS FUND AND
                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
--------------------------------------------------  -----------
On first $250 million                                   .575%
On next $250 million                                    .525
On next $500 million                                    .475
Over $1 billion                                         .425

        HL Advisors has agreed to waive its fees for the Hartford High Yield HLS Fund and Hartford Global Leaders HLS Fund until the net assets of these Funds, excluding assets contributed by companies affiliated with HL Advisors, reaches $20 million. Total fees waived during the six months ended June 30, 1999 amounted to $39,575 and $20,851 on Hartford High Yield HLS Fund and Hartford Global Leaders HLS Fund, respectively.

        Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc. and Hartford High Yield HLS Fund. HIMCO is a wholly-owned subsidiary of The Hartford.

        Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Growth and Income HLS Fund and Hartford Global Leaders HLS Fund.

        Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly

           --------------------------------------------------- MF-67
              ---------------------------------------------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

 furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT-- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES-- Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

    d) EXPENSE OFFSET-- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying statements of operations as custodian expense offset.

    e) DISTRIBUTION PLAN FOR CLASS IB SHARES-- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

        Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

           --------------------------------------------------- MF-68
              ---------------------------------------------------

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

      As of June 30, 1999, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                 AGGREGATE GROSS    AGGREGATE GROSS    NET UNREALIZED
                                                    UNREALIZED         UNREALIZED       APPRECIATION/
FUND                               TAX COST        APPRECIATION       DEPRECIATION      DEPRECIATION
------------------------------  ---------------  ----------------   ----------------   ---------------
Hartford Bond HLS Fund,
Inc...........................      962,503,321        5,079,613        (30,370,951)      (25,291,338)
Hartford Stock HLS Fund,
Inc...........................    5,675,508,645    3,129,960,926       (111,692,391)    3,018,266,537
Hartford Advisers HLS Fund,
Inc...........................   10,409,415,242    3,327,990,851       (230,407,727)    3,097,582,124
Hartford Capital Appreciation
HLS Fund, Inc.................    4,934,143,402    1,887,641,188       (254,221,365)    1,633,418,823
Hartford Mortgage Securities
HLS Fund, Inc.................      513,584,295        1,666,817         (3,071,133)        1,404,316
Hartford Index HLS Fund,
Inc...........................    1,444,914,526      864,920,340        (46,469,400)      818,450,941
Hartford International
Opportunities HLS Fund,
Inc...........................    1,125,464,529      158,151,104        (33,550,757)      124,600,349
Hartford Dividend & Growth HLS
Fund, Inc.....................      274,580,951      655,446,035        (63,550,729)      591,895,306
Hartford International
Advisers HLS Fund, Inc........      299,713,767       21,917,807         (7,941,237)       13,976,570
Hartford Small Company HLS
Fund, Inc.....................      388,170,086       73,408,246        (17,502,557)       55,905,689
Hartford MidCap Fund HLS Fund,
Inc...........................      265,503,292       48,285,840         (4,811,736)       43,474,104
Hartford Growth and Income HLS
Fund..........................       66,523,009        9,429,338         (1,121,265)        8,308,073
Hartford High Yield HLS
Fund..........................       36,303,443          323,156           (820,494)         (497,338)
Hartford Global Leaders HLS
Fund..........................       46,279,619        3,192,562           (812,123)        2,380,438

 5.  AFFILIATE HOLDINGS:

   a) As of June 30, 1999, HL Investment Advisers, LLC. held direct interests in shares as follows:

                                                      PERCENT OF
FUND                                       SHARES    TOTAL SHARES
----------------------------------------  ---------  ------------
Hartford MidCap HLS Fund, Inc...........  3,000,000       1.76%
Hartford Growth and Income HLS Fund.....  2,990,000       5.25%
Hartford High Yield HLS Fund............  9,900,000      28.29%
Hartford Global Leaders HLS Fund........  2,970,000       9.22%

           --------------------------------------------------- MF-69
              ---------------------------------------------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

   b) As of June 30, 1999, certain HL group pension contracts held direct interests in shares as follows:

                                                       PERCENT OF
FUND                                        SHARES    TOTAL SHARES
----------------------------------------  ----------  ------------
Hartford Bond HLS Fund, Inc.............  11,686,204       1.30%
Hartford Stock HLS Fund, Inc............  37,933,510       3.03%
Hartford Money Market HLS Fund Inc......  80,158,182       7.87%
Hartford Advisers HLS Fund, Inc.........  86,962,402       1.91%
Hartford Capital Appreciation HLS Fund,
 Inc....................................  38,645,158       3.04%
Hartford Mortgage Securities HLS Fund,
 Inc....................................  15,833,875       4.84%
Hartford Index HLS Fund, Inc............  38,002,272       6.63%
Hartford International Opportunities HLS
 Fund, Inc..............................  11,055,015       1.29%
Hartford Dividend and Growth HLS Fund,
 Inc....................................   9,751,280       0.65%
Hartford International Advisers HLS
 Fund, Inc..............................   2,128,075       0.82%
Hartford Small Company HLS Fund, Inc....   6,031,912       2.21%
Hartford MidCap HLS Fund, Inc...........     183,581       0.11%

 6.  INVESTMENT TRANSACTIONS:

      For the year ended June 30, 1999, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

FUND                                       PURCHASE AT COST    SALES AT PROCEEDS
----------------------------------------  ------------------   ------------------
Hartford Bond HLS Fund, Inc.............    $  659,981,077       $    543,385,427
Hartford Stock HLS Fund, Inc............     1,801,245,813          1,313,100,853
Hartford Advisers HLS Fund, Inc.........     2,831,513,586          2,245,386,495
Hartford Capital Appreciation HLS Fund,
 Inc....................................     2,210,012,522          2,575,895,839
Hartford Mortgage Securities HLS Fund,
 Inc....................................       906,047,610            831,496,735
Hartford Index HLS Fund, Inc............       208,487,846             32,603,290
Hartford International Opportunities HLS
 Fund, Inc..............................       731,540,404            822,038,327
Hartford Dividend and Growth HLS Fund,
 Inc....................................     1,060,973,292            922,765,974
Hartford International Advisers HLS
 Fund, Inc..............................       180,785,981            182,819,677
Hartford Small Company HLS Fund, Inc....       385,845,735            370,778,050
Hartford MidCap HLS Fund, Inc...........       200,259,417             98,989,916
Hartford Growth and Income HLS Fund.....        51,004,080              9,892,789
Hartford High Yield HLS Fund............        26,751,234              5,897,653
Hartford Global Leaders HLS Fund........        61,269,645             23,900,626

 7.  CAPITAL LOSS CARRY FORWARD:

      At December 31, 1998, (tax year-end) the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

FUND                                        AMOUNT     YEAR OF EXPIRATION
----------------------------------------  -----------  ------------------
Hartford International Opportunities HLS
 Fund, Inc..............................  $17,680,925         2006
Hartford Small Company HLS Fund, Inc....   15,134,644         2006
Hartford Mortgage Securities HLS Fund,
 Inc....................................    7,251,161         2002
Hartford Growth & Income HLS Fund.......       44,062         2006

           --------------------------------------------------- MF-70
              ---------------------------------------------------

 8.  CAPITAL SHARE TRANSACTIONS:

      The following information is for the period ending June 30, 1999:

                                                          HARTFORD STOCK HLS FUND,        HARTFORD MONEY MARKET
                           HARTFORD BOND HLS FUND, INC.             INC.                      HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IA
Shares sold..............   139,977,907  $  149,045,159  132,126,392  $  871,753,434   1,611,459,779  $1,611,459,779
Shares issued on
 reinvestment of
 distributions...........     6,512,085       6,859,742   99,365,260     602,619,996      21,657,622      21,657,622
Shares Redeemed..........   (84,050,058)    (89,440,295) (73,960,442)   (494,823,919) (1,486,946,808) (1,486,946,808)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............    62,439,934  $   66,464,607  157,531,210  $  979,549,510     146,170,593  $  146,170,593
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                               HARTFORD CAPITAL
                           HARTFORD ADVISERS HLS FUND,           APPRECIATION           HARTFORD MORTGAGE SECURITIES
                                       INC.                     HLS FUND, INC.                 HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............   378,414,347  $1,096,912,237    98,409,273  $  488,144,762      29,686,285  $   32,416,523
Shares issued on
 reinvestment of
 distributions...........   363,039,239     991,978,219    81,507,512     362,262,486
Shares Redeemed..........  (133,148,942)   (391,492,904) (129,035,038)   (635,790,139)    (31,923,165)    (34,813,968)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............   608,304,644  $1,697,397,551    50,881,747  $  214,617,109      (2,236,880) $   (2,397,445)
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

                             HARTFORD INDEX HLS FUND,       HARTFORD INTERNATIONAL      HARTFORD DIVIDEND AND GROWTH
                                       INC.              OPPORTUNITIES HLS FUND, INC.          HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............    92,197,444  $  342,615,622   449,610,399  $  646,391,147     117,954,691  $  254,115,367
Shares issued on
 reinvestment of
 distributions...........     9,566,839      33,831,509       794,482       1,079,835      56,175,685     114,076,244
Shares Redeemed..........   (45,290,542)   (169,089,221) (477,785,819)   (688,966,132)    (87,568,998)   (189,478,414)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............    56,473,741  $  207,357,909   (27,380,938) $  (41,495,152)     86,561,378  $  178,713,198
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

           --------------------------------------------------- MF-71
              ---------------------------------------------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                              HARTFORD INTERNATIONAL        HARTFORD SMALL COMPANY
                             ADVISERS HLS FUND, INC.            HLS FUND, INC.         HARTFORD MIDCAP HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............    20,624,986  $   24,828,262   172,883,205  $  245,872,122     113,028,187  $  179,790,478
Shares issued on
 reinvestment of
 distributions...........       --             --             --             --             2,663,006       3,665,479
Shares Redeemed..........    (7,521,169)     (9,004,982) (165,341,432)   (232,709,978)    (45,246,428)    (73,188,869)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............    13,103,817  $   15,823,280     7,541,773  $   13,162,145      70,444,765  $  110,267,088
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

                            HARTFORD GROWTH AND INCOME     HARTFORD HIGH YIELD HLS     HARTFORD GLOBAL LEADERS HLS
                                     HLS FUND                       FUND                           FUND
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IA
Shares sold..............    36,091,547  $   45,180,275   24,122,651  $   25,180,399      29,230,676  $   40,341,865
Shares issued on
 reinvestment of
 distributions...........           211             249        3,983           4,112          29,964          38,996
Shares Redeemed..........      (473,518)       (567,271)  (3,386,678)     (3,503,341)     (1,529,340)     (2,096,047)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............    35,618,240  $   44,613,253   20,739,956  $   21,681,170      27,731,300  $   38,284,815
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                          HARTFORD STOCK HLS FUND,        HARTFORD MONEY MARKET
                           HARTFORD BOND HLS FUND, INC.             INC.                      HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............     6,756,334  $    6,672,014   24,470,249  $   16,524,289       6,862,736  $    6,862,736
Shares issued on
 reinvestment of
 distributions...........        54,886          53,860   11,997,622       6,748,542          87,605          87,605
Shares Redeemed..........    (1,795,349)     (1,762,847)    (875,606)       (702,896)     (3,372,570)     (3,372,570)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............     5,015,871  $    4,963,028   35,592,265  $   22,569,936       3,577,771  $    3,577,771
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                              HARTFORD CAPITAL            HARTFORD INTERNATIONAL
                                HARTFORD ADVISERS               APPRECIATION                  OPPORTUNITIES
                                  HLS FUND, INC.               HLS FUND, INC.                 HLS FUND INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............    51,162,090  $   45,568,461    6,530,495  $    5,267,183         586,540  $      608,648
Shares issued on
 reinvestment of
 distributions...........    13,041,216      10,582,360    3,109,971       2,135,295           1,056           1,029
Shares Redeemed..........       (75,167)        (62,760)    (270,761)       (269,811)       (102,084)       (102,678)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............    64,128,139  $   56,088,062    9,369,705  $    7,132,666         485,512  $      507,000
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

           --------------------------------------------------- MF-72
              ---------------------------------------------------

                           HARTFORD DIVIDEND AND GROWTH    HARTFORD SMALL COMPANY       HARTFORD GROWTH AND INCOME
                                  HLS FUND, INC.               HLS FUND, INC.                    HLS FUND
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............     4,981,231  $    4,822,946    2,779,638  $    2,964,069        --        $     --
Shares issued on
 reinvestment of
 distributions...........       878,538         792,530      --             --                    31              34
Shares Redeemed..........      (239,227)       (234,470)      (6,630)        ( 7,064)       --              --
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............     5,620,542  $    5,381,006    2,773,008  $    2,957,006              31  $           34
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                                HARTFORD GLOBAL LEADERS
                                HARTFORD HIGH YIELD HLS FUND           HLS FUND
                                ----------------------------  ---------------------------
                                   SHARES         AMOUNT        SHARES         AMOUNT
                                ------------  --------------  -----------  --------------
CLASS IB
Shares sold...................       --       $     --            --       $     --
Shares issued on reinvestment
 of distributions.............         1,821           1,851          744             992
Shares Redeemed...............       --             --            --             --
                                ------------  --------------  -----------  --------------
Net Increase..................         1,821  $        1,851          744  $          992
                                ------------  --------------  -----------  --------------
                                ------------  --------------  -----------  --------------

      The following information is for the period ending December 31, 1998:

                                                          HARTFORD STOCK HLS FUND,        HARTFORD MONEY MARKET
                           HARTFORD BOND HLS FUND, INC.             INC.                      HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IA
Shares sold..............   334,981,284  $  366,472,552  226,124,652  $1,307,750,395   2,279,384,552  $2,279,385,544
Shares issued on
 reinvestment of
 distributions...........    39,579,874      42,744,216   40,523,153     227,976,510      36,079,243      36,079,243
Shares Redeemed..........   (66,010,394)    (72,380,915) (91,923,857)   (524,597,789) (2,055,458,998) (2,055,458,998)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............   308,550,764  $  336,835,853  174,723,948  $1,011,129,116     260,004,797  $  260,005,789
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                               HARTFORD CAPITAL
                           HARTFORD ADVISERS HLS FUND,           APPRECIATION           HARTFORD MORTGAGE SECURITIES
                                       INC.                     HLS FUND, INC.                 HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............   567,555,489  $1,567,924,884   281,342,857  $1,257,555,081      57,937,610  $   64,363,026
Shares issued on
 reinvestment of
 distributions...........   192,639,731     530,235,045    77,711,309     350,859,661      20,461,506      22,200,000
Shares Redeemed..........   (84,108,984)   (231,335,882) (227,943,459) (1,005,136,346)    (49,367,564)    (54,920,899)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............   676,086,236  $1,866,824,047   131,110,707  $  603,278,396      29,031,552  $   31,642,127
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

           --------------------------------------------------- MF-73
              ---------------------------------------------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1999 (UNAUDITED)

                             HARTFORD INDEX HLS FUND,       HARTFORD INTERNATIONAL      HARTFORD DIVIDEND AND GROWTH
                                       INC.              OPPORTUNITIES HLS FUND, INC.          HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............   216,433,464  $  689,009,410   313,574,429  $  398,422,898     372,555,830  $  763,971,073
Shares issued on
 reinvestment of
 distributions...........    13,976,294      44,600,001    66,706,915      87,853,994      60,744,430     124,543,520
Shares Redeemed..........  (103,754,732)   (330,659,647) (341,346,342)   (434,068,131)    (51,918,413)   (105,367,979)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............   126,655,026  $  402,949,764    38,935,002  $   52,208,761     381,381,847  $  783,146,614
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

                              HARTFORD INTERNATIONAL        HARTFORD SMALL COMPANY
                             ADVISERS HLS FUND, INC.            HLS FUND, INC.         HARTFORD MIDCAP HLS FUND, INC.
                           ----------------------------  ----------------------------  ------------------------------
                              SHARES         AMOUNT         SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  ------------  --------------  --------------  --------------
CLASS IA
Shares sold..............    56,027,943  $   63,375,108   221,875,243  $  257,442,860      79,802,187  $  100,347,290
Shares issued on
 reinvestment of
 distributions...........    27,522,863      29,712,912     2,958,223       3,776,000             747             916
Shares Redeemed..........   (12,689,383)    (14,216,790) (134,668,328)   (151,243,951)     (4,365,974)     (5,456,629)
                           ------------  --------------  ------------  --------------  --------------  --------------
Net Increase.............    70,861,423  $   78,871,230    90,165,138  $  109,974,909      75,436,960  $   94,891,577
                           ------------  --------------  ------------  --------------  --------------  --------------
                           ------------  --------------  ------------  --------------  --------------  --------------

                            HARTFORD GROWTH AND INCOME     HARTFORD HIGH YIELD HLS     HARTFORD GLOBAL LEADERS HLS
                                     HLS FUND                       FUND                           FUND
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IA
Shares sold..............    22,409,375  $   23,210,363   15,548,498  $   15,659,286       5,396,366  $    5,971,006
Shares issued on
 reinvestment of
 distributions...........        68,752          81,537       78,581          79,897          39,896          51,273
Shares Redeemed..........    (1,134,968)     (1,198,878)  (1,383,155)     (1,424,406)       (953,712)     (1,171,496)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............    21,343,159  $   22,093,022   14,243,924  $   14,314,777       4,482,550  $    4,850,783
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                          HARTFORD STOCK HLS FUND,        HARTFORD MONEY MARKET
                           HARTFORD BOND HLS FUND, INC.             INC.                      HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............     5,125,307  $    5,297,213    8,894,358  $    9,242,551       2,658,059  $    2,658,060
Shares issued on
 reinvestment of
 distributions...........       253,800         255,767      384,582         423,490          30,221          30,221
Shares Redeemed..........      (134,784)       (140,616)     (46,040)        (48,752)       (509,238)       (509,238)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............     5,244,323  $    5,412,364    9,232,900  $    9,617,289       2,179,042  $    2,179,043
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

           --------------------------------------------------- MF-74
              ---------------------------------------------------

                                                                                          HARTFORD INTERNATIONAL
                           HARTFORD ADVISERS HLS FUND,        HARTFORD CAPITAL                OPPORTUNITIES
                                       INC.              APPRECIATION HLS FUND, INC.          HLS FUND, INC.
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............    31,357,674  $   32,503,646    5,950,525  $    5,572,551         680,037  $      661,681
Shares issued on
 reinvestment of
 distributions...........     1,700,713       1,804,946      141,407         140,339          11,380          11,063
Shares Redeemed..........      (349,123)       (351,233)    (104,818)        (94,618)         (9,688)         (9,161)
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............    32,709,264  $   33,957,359    5,987,114  $    5,618,272         681,729  $      663,583
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                           HARTFORD DIVIDEND AND GROWTH    HARTFORD SMALL COMPANY       HARTFORD GROWTH AND INCOME
                                  HLS FUND, INC.               HLS FUND, INC.                    HLS FUND
                           ----------------------------  ---------------------------  ------------------------------
                              SHARES         AMOUNT        SHARES         AMOUNT          SHARES          AMOUNT
                           ------------  --------------  -----------  --------------  --------------  --------------
CLASS IB
Shares sold..............     8,473,373  $    8,276,226      708,407  $      647,615          10,000  $       10,000
Shares issued on
 reinvestment of
 distributions...........       255,001         256,481      --             --              --              --
Shares Redeemed..........      (177,503)       (164,795)      (3,241)         (2,748)       --              --
                           ------------  --------------  -----------  --------------  --------------  --------------
Net Increase.............     8,550,871  $    8,367,912      705,166  $      644,867          10,000  $       10,000
                           ------------  --------------  -----------  --------------  --------------  --------------
                           ------------  --------------  -----------  --------------  --------------  --------------

                                                                HARTFORD GLOBAL LEADERS
                                HARTFORD HIGH YIELD HLS FUND           HLS FUND
                                ----------------------------  ---------------------------
                                   SHARES         AMOUNT        SHARES         AMOUNT
                                ------------  --------------  -----------  --------------
CLASS IB
Shares sold...................       100,000  $      100,000       30,000  $       30,000
Shares issued on reinvestment
 of distributions.............       --             --            --             --
Shares Redeemed...............       --             --            --             --
                                ------------  --------------  -----------  --------------
Net Increase..................       100,000  $      100,000       30,000  $       30,000
                                ------------  --------------  -----------  --------------
                                ------------  --------------  -----------  --------------

 9.  EUROPEAN MONETARY UNION:

      On January 1, 1999, the European Monetary Union "EMU" introduced a new single currency, the euro, which will replace the national currencies of the participating members countries. Until 2002, the national currencies will continue to exist, but exchange rates will be tied to the euro. The introduction of the euro is likely to effect all stages of the investment process, including trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may effect the business or financial conditions of European issuers or of a portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among the participating nations, currency risk between the euro and the U.S. dollar remains a factor.

 10. LINE OF CREDIT:

      The funds participate in a $500,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the period ended June 30, 1999, the funds did not have any borrowings under these facilities.

           --------------------------------------------------- MF-75
              ---------------------------------------------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                             -- SELECTED PER-SHARE DATA(4) --
                           --------------------------------------------------------------------
                                                      NET REALIZED
                                                           AND
                           NET ASSET                   UNREALIZED                    DIVIDENDS
                            VALUE AT        NET           GAIN        TOTAL FROM     FROM NET
                           BEGINNING    INVESTMENT      (LOSS) ON     INVESTMENT    INVESTMENT
                           OF PERIOD      INCOME       INVESTMENTS    OPERATIONS      INCOME
                           ----------   -----------   -------------   -----------   -----------
HARTFORD BOND HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............    $1.081        $0.037        $(0.065)       $(0.028)      $(0.001)
  Class 1B...............     1.008         0.041         (0.068)        (0.027)       (0.001)
  For the Year Ended
   December 31, 1998
  Class 1A...............     1.050         0.053          0.032          0.085        (0.054)
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............     1.000         0.021          0.038          0.059        (0.051)
  For the Year Ended
   December 31
  1997...................     1.000         0.063          0.047          0.110        (0.060)
  1996...................     1.028         0.064         (0.029)         0.035        (0.063)
  1995...................     0.926         0.064          0.102          0.166        (0.064)
  1994...................     1.044         0.060         (0.100)        (0.040)       (0.060)
HARTFORD STOCK HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............     6.562         0.572          0.218          0.790        (0.001)
  Class 1B...............     1.101         0.582         (0.506)         0.076        (0.001)
  For the Year Ended
   December 31, 1998
  Class 1A...............     5.123         0.051          1.622          1.673        (0.050)
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............     1.000         0.004          0.145          0.149        (0.048)
  For the Year Ended
   December 31
  1997...................     4.143         0.050          1.196          1.246        (0.049)
  1996...................     3.527         0.060          0.763          0.823        (0.059)
  1995...................     2.801         0.070          0.840          0.910        (0.070)
  1994...................     3.099         0.061         (0.111)        (0.050)       (0.061)
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............     1.000         0.023         --              0.023        (0.023)
  Class 1B...............     1.000         0.022         --              0.022        (0.022)
  For the Year Ended
   December 31, 1998
  Class 1A...............     1.000         0.051         --              0.051        (0.051)
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............     1.000         0.037         --              0.037        (0.037)
  For the Year Ended
   December 31
  1997...................     1.000         0.049         --              0.049        (0.049)
  1996...................     1.000         0.050         --              0.050        (0.050)
  1995...................     1.000         0.056         --              0.056        (0.056)
  1994...................     1.000         0.039         --              0.039        (0.039)
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............     2.985         0.278         (0.090)         0.189        (0.002)
  Class 1B...............     1.061         0.285         (0.230)         0.055        (0.002)
  For the Year Ended
   December 31, 1998
  Class 1A...............     2.527         0.061          0.546          0.607        (0.060)
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............     1.000         0.010          0.109          0.119        (0.058)
  For the Year Ended
   December 31
  1997...................     2.169         0.056          0.455          0.511        (0.055)
  1996...................     1.958         0.059          0.255          0.314        (0.059)
  1995...................     1.600         0.064          0.377          0.441        (0.064)
  1994...................     1.752         0.054         (0.100)        (0.046)       (0.054)
HARTFORD CAPITAL
 APPRECIATION HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............     4.759         0.323          0.438          0.761        (0.000)
  Class 1B...............     0.992         0.358         (0.242)         0.116        (0.000)
  For the Year Ended
   December 31, 1998
  Class 1A...............     4.410         0.025          0.525          0.550        (0.026)
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............     1.000         0.002          0.014          0.016        (0.024)
  For the Year Ended
   December 31
  1997...................     3.914         0.020          0.794          0.814        (0.022)
  1996...................     3.490         0.022          0.655          0.677        (0.025)
  1995...................     2.860         0.030          0.785          0.815        (0.030)
  1994...................     3.052         0.011          0.070          0.081        (0.011)
HARTFORD MORTGAGE
 SECURITIES HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........     1.085         0.033         (0.030)         0.002        --
  For the Year Ended
   December 31, 1998
  1998...................     1.084         0.067          0.006          0.073        (0.067)
  1997...................     1.056         0.071          0.022          0.093        (0.065)
  1996...................     1.071         0.069         (0.018)         0.051        (0.066)
  1995...................     0.984         0.068          0.087          0.155        (0.068)
  1994...................     1.075         0.068         (0.086)        (0.018)       (0.068)

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                              -- SELECTED PER-SHARE DATA --
                           ----------------------------------------------------------------------------------------------------
                                              DISTRIBUTIONS
                              DIVIDENDS         FROM NET                                                             NET ASSET
                            IN EXCESS OF        REALIZED                                           NET INCREASE       VALUE AT
                           NET INVESTMENT       GAINS ON       DISTRIBUTIONS        TOTAL          (DECREASE) IN        END
                               INCOME          INVESTMENTS      FROM CAPITAL    DISTRIBUTIONS    NET ASSETS VALUE    OF PERIOD
                           ---------------   ---------------   --------------   --------------   -----------------   ----------
HARTFORD BOND HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      $--               $(0.007)          $--              $(0.008)          $(0.036)         $1.045
  Class 1B...............      --                 (0.007)          --                (0.008)           (0.035)          0.973
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                --                --                (0.054)            0.031           1.081
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --                --                (0.051)            0.008           1.008
  For the Year Ended
   December 31
  1997...................      --                --                --                (0.060)            0.050           1.050
  1996...................      --                --                --                (0.063)           (0.028)          1.000
  1995...................      --                --                --                (0.064)            0.102           1.028
  1994...................      --                 (0.018)          --                (0.078)           (0.118)          0.926
HARTFORD STOCK HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                 (0.545)          --                (0.547)            0.243           6.805
  Class 1B...............      --                 (0.545)          --                (0.547)           (0.470)          0.631
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                 (0.184)          --                (0.234)            1.439           6.562
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --                --                (0.048)            0.101           1.101
  For the Year Ended
   December 31
  1997...................      --                 (0.217)          --                (0.266)            0.980           5.123
  1996...................      --                 (0.148)          --                (0.207)            0.616           4.143
  1995...................      --                 (0.114)          --                (0.184)            0.726           3.527
  1994...................      --                 (0.187)          --                (0.248)           (0.298)          2.801
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                --                --                (0.023)          --                1.000
  Class 1B...............      --                --                --                (0.022)          --                1.000
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                --                --                (0.051)          --                1.000
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --                --                (0.037)          --                1.000
  For the Year Ended
   December 31
  1997...................      --                --                --                (0.049)          --                1.000
  1996...................      --                --                --                (0.050)          --                1.000
  1995...................      --                --                --                (0.056)          --                1.000
  1994...................      --                --                --                (0.039)          --                1.000
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                 (0.246)          --                (0.248)           (0.059)          2.926
  Class 1B...............      --                 (0.246)          --                (0.248)           (0.193)          0.868
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                 (0.089)          --                (0.149)            0.458           2.985
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --                --                (0.058)            0.061           1.061
  For the Year Ended
   December 31
  1997...................      --                 (0.098)          --                (0.153)            0.358           2.527
  1996...................      --                 (0.044)          --                (0.103)            0.211           2.169
  1995...................      --                 (0.019)          --                (0.083)            0.358           1.958
  1994...................      --                 (0.052)          --                (0.106)           (0.152)          1.600
HARTFORD CAPITAL
 APPRECIATION HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                 (0.304)          --                (0.304)            0.457           5.216
  Class 1B...............      --                 (0.304)          --                (0.304)           (0.188)          0.805
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                 (0.175)          --                (0.201)            0.349           4.759
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --                --                (0.024)           (0.008)          0.992
  For the Year Ended
   December 31
  1997...................      --                 (0.296)          --                (0.318)            0.496           4.410
  1996...................      --                 (0.228)          --                (0.253)            0.424           3.914
  1995...................      --                 (0.155)          --                (0.185)            0.630           3.490
  1994...................      --                 (0.262)          --                (0.273)           (0.192)          2.860
HARTFORD MORTGAGE
 SECURITIES HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........      --                --                --               --                  0.002           1.087
  For the Year Ended
   December 31, 1998
  1998...................       (0.003)          --                 (0.002)          (0.072)            0.001           1.085
  1997...................      --                --                --                (0.065)            0.028           1.084
  1996...................      --                --                --                (0.066)           (0.015)          1.056
  1995...................      --                --                --                (0.068)            0.087           1.071
  1994...................      --                 (0.005)          --                (0.073)           (0.091)          0.984

                                           -- RATIOS AND SUPPLEMENTAL DATA --
                           -------------------------------------------------------------------

                                                             RATIO OF     RATIO OF
                                                             EXPENSES       NET
                                            NET ASSETS      TO AVERAGE   INVESTMENT
                                             AT END OF      NET ASSETS     INCOME     PORTFOLIO
                                              PERIOD          AFTER      TO AVERAGE   TURNOVER
                           TOTAL RETURN   (IN THOUSANDS)     WAIVERS     NET ASSETS     RATE
                           ------------   ---------------   ----------   ----------   --------
HARTFORD BOND HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............         (2.56)%   $   937,915         0.26%        2.90%       59.9%
  Class 1B...............         (2.65)          9,982         0.35         2.82       --
  For the Year Ended
   December 31, 1998
  Class 1A...............          8.15(2)       902,480        0.50         5.86       122.3
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............          5.89(2)         5,285        0.69(1)      5.54(1)    --
  For the Year Ended
   December 31
  1997...................         11.35         552,870         0.51         6.58       112.9
  1996...................          3.54         402,548         0.52         6.37       212.0
  1995...................         18.49         342,495         0.53         6.51       215.0
  1994...................         (3.95)        247,458         0.55         6.23       328.8
HARTFORD STOCK HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............         13.06       8,521,638         0.22         0.44        17.5
  Class 1B...............         12.96          28,275         0.31         0.37       --
  For the Year Ended
   December 31, 1998
  Class 1A...............         33.47(2)     7,183,046        0.46         0.95        27.1
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............         14.91(2)        10,167        0.65(1)      0.73(1)    --
  For the Year Ended
   December 31
  1997...................         31.38       4,713,322         0.45         1.11        31.6
  1996...................         24.33       2,994,209         0.46         1.59        42.3
  1995...................         34.10       1,876,884         0.48         2.23        52.9
  1994...................         (1.89)      1,163,158         0.50         2.17        63.8
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............          2.28       1,018,657         0.23         2.26       --
  Class 1B...............          2.20           5,757         0.32         2.16       --
  For the Year Ended
   December 31, 1998
  Class 1A...............          5.25(2)       872,486        0.45         5.12       --
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............          3.76(2)         2,179        0.64(1)      4.81(1)    --
  For the Year Ended
   December 31
  1997...................          5.31         612,480         0.44         5.21       --
  1996...................          5.09         542,586         0.44         5.04       --
  1995...................          5.74         339,709         0.45         5.57       --
  1994...................          3.95         321,465         0.47         3.99       --
HARTFORD ADVISERS HLS
 FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............          6.91      13,351,904         0.31         1.19        18.5
  Class 1B...............          6.81          84,102         0.40         1.12       --
  For the Year Ended
   December 31, 1998
  Class 1A...............         24.66(2)    11,805,411        0.63         2.40        36.7
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............         11.96(2)        34,714        0.83(1)      2.22(1)    --
  For the Year Ended
   December 31
  1997...................         24.51       8,283,912         0.63         2.44        36.1
  1996...................         16.62       5,879,529         0.63         2.92        53.8
  1995...................         28.34       4,262,769         0.65         3.57        63.5
  1994...................         (2.74)      3,034,034         0.65         3.34        60.0
HARTFORD CAPITAL
 APPRECIATION HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............         17.10       6,630,463         0.32         0.40        33.0
  Class 1B...............         16.99          12,355         0.41         0.34       --
  For the Year Ended
   December 31, 1998
  Class 1A...............         15.48(2)     5,807,480        0.64         0.59        51.2
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............          1.65(2)         5,942        0.82(1)      0.30(1)    --
  For the Year Ended
   December 31
  1997...................         22.34       4,802,992         0.64         0.44        57.6
  1996...................         20.70       3,386,670         0.65         0.60        85.4
  1995...................         30.25       2,157,892         0.68         0.95        78.6
  1994...................          2.50       1,158,644         0.72         0.40        73.3
HARTFORD MORTGAGE
 SECURITIES HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........          0.22         355,198         0.24         2.97       240.4
  For the Year Ended
   December 31, 1998
  1998...................          6.72         356,834         0.46         6.18       207.8
  1997...................          9.01         325,702         0.45         6.60        46.5
  1996...................          4.99         325,495         0.45         6.67       201.0
  1995...................         16.17         327,565         0.47         6.50       489.4
  1994...................         (1.61)        304,147         0.48         6.65       365.7

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                             -- SELECTED PER-SHARE DATA(4) --
                           --------------------------------------------------------------------
                                                      NET REALIZED
                                                           AND
                           NET ASSET                   UNREALIZED                    DIVIDENDS
                            VALUE AT        NET           GAIN        TOTAL FROM     FROM NET
                           BEGINNING    INVESTMENT      (LOSS) ON     INVESTMENT    INVESTMENT
                           OF PERIOD      INCOME       INVESTMENTS    OPERATIONS      INCOME
                           ----------   -----------   -------------   -----------   -----------
HARTFORD INDEX HLS FUND,
 INC.
   For the Six Months
    Ended June 30, 1999
    (unaudited)..........    $3.570       $ 0.075        $ 0.350        $ 0.424       $(0.007)
   For the Year Ended
    December 31, 1998
   1998..................     2.878         0.032          0.759          0.791        (0.027)
   1997..................     2.382         0.035          0.692          0.727        (0.035)
   1996..................     2.028         0.044          0.393          0.437        (0.044)
   1995..................     1.522         0.044          0.507          0.551        (0.044)
   1994..................     1.546         0.038         (0.024)         0.014        (0.038)
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND,
 INC.
   For the Six Months
    Ended June 30, 1999
    (unaudited)
   Class 1A..............     1.355         0.014          0.132          0.146        (0.001)
   Class 1B..............     0.972         0.014          0.090          0.104        (0.001)
   For the Year Ended
    December 31, 1998
   Class 1A..............     1.294         0.021          0.147          0.168        (0.019)
   From inception April
    1, 1998, through
    December 31, 1998
   Class 1B..............     1.000         0.003         (0.015)        (0.012)       (0.016)
   For the Year Ended
    December 31
   1997..................     1.407         0.022         (0.019)         0.003        (0.012)
   1996..................     1.306         0.023          0.140          0.163        (0.025)
   1995..................     1.176         0.020          0.141          0.161        (0.020)
   1994..................     1.215         0.016         (0.039)        (0.023)       (0.016)
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
   For the Six Months
    Ended June 30, 1999
    (unaudited)
   Class 1A..............     2.160         0.096          0.053          0.148        (0.002)
   Class 1B..............     1.006         0.094         (0.031)         0.064        (0.002)
   For the Year Ended
    December 31, 1998
   Class 1A..............     1.952         0.033          0.280          0.313        (0.035)
   From inception April
    1, 1998, through
    December 31, 1998
   Class 1B..............     1.000         0.007          0.030          0.037        (0.031)
   For the Year Ended
    December 31
   1997..................     1.547         0.035          0.445          0.480        (0.031)
   1996..................     1.317         0.034          0.258          0.292        (0.034)
   1995..................     0.994         0.033          0.323          0.356        (0.033)
   From inception, March
    8, 1994, through
    December 31, 1994....     1.000         0.024         (0.005)         0.019        (0.024)
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
   For the Six Months
    Ended June 30, 1999
    (unaudited)..........     1.155         0.018          0.059          0.076        --
   For the Year Ended
    December 31, 1998
   1998..................     1.175         0.064          0.082          0.146        (0.039)
   1997..................     1.167         0.056          0.006          0.062        (0.050)
   1996..................     1.109         0.040          0.093          0.133        (0.051)
   From inception, March
    1, 1995, through
    December 31, 1995....     1.000         0.030          0.126          0.156        (0.030)
HARTFORD SMALL COMPANY
 HLS FUND, INC.
   For the Six Months
    Ended June 30, 1999
    (unaudited)
   Class 1A..............     1.321        (0.003)         0.294          0.291        --
   Class 1B..............     0.987        (0.002)         0.218          0.216        --
   For the Year Ended
    December 31, 1998
   Class 1A..............     1.202        (0.002)         0.141          0.139        --
   From inception April
    1, 1998, through
    December 31, 1998
   Class 1B..............     1.000        (0.002)        (0.011)        (0.013)       --
   For the Year Ended
    December 31
   1997..................     1.069         0.001          0.195          0.196        (0.001)
   From inception, August
    9, 1996 through
    December 31, 1996....     1.000         0.002          0.069          0.071        (0.002)
HARTFORD MIDCAP HLS FUND,
 INC.
   For the Six Months
    Ended June 30, 1999
    (unaudited)..........     1.439         0.031          0.306          0.338        --
   For the Year Ended
    December 31, 1998
   1998..................     1.137        (0.001)         0.303          0.302        (0.000)
   From inception, July
    15, 1997 through
    December 31, 1997....     1.000         0.001          0.137          0.138        (0.001)
HARTFORD GROWTH AND
 INCOME HLS FUND
   For the Six Months
    Ended June 30, 1999
    (unaudited)
   Class 1A..............     1.186         0.003          0.144          0.146        (0.000)
   Class 1B..............     1.094         0.013          0.223          0.236        --
   From inception, May
    31, 1998 through
    December 31, 1998
   Class 1A..............     1.000         0.005          0.185          0.190        (0.004)
   Class 1B..............     1.000         0.009          0.088          0.097        (0.003)
HARTFORD HIGH YIELD HLS
 FUND
   For the Six Months
    Ended June 30, 1999
    (unaudited)
   Class 1A..............     1.017         0.033         (0.000)         0.033        (0.000)
   Class 1B..............     1.017         0.043         (0.012)         0.032        (0.000)
   From inception,
    September 21, 1998
    through December 31,
    1998
   Class 1A..............     1.000         0.019          0.017          0.036        (0.019)
   Class 1B..............     1.000         0.022          0.014          0.036        (0.019)
HARTFORD GLOBAL LEADERS
 HLS FUND
   For the Six Months
    Ended June 30, 1999
    (unaudited)
   Class 1A..............     1.285         0.012          0.161          0.173        --
   Class 1B..............     1.285         0.015          0.158          0.172        --
   From inception,
    September 30, 1998
    through December 31,
    1998
   Class 1A..............     1.000         0.001          0.318          0.319        (0.002)
   Class 1B..............     1.000         0.002          0.316          0.318        (0.001)

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                              -- SELECTED PER-SHARE DATA --

                           ---------------------------------------------------------------------------------------------------
                                             DISTRIBUTIONS
                              DIVIDENDS         FROM NET                                                            NET ASSET
                            IN EXCESS OF        REALIZED                                          NET INCREASE       VALUE AT
                           NET INVESTMENT       GAINS ON      DISTRIBUTIONS        TOTAL          (DECREASE) IN        END
                               INCOME         INVESTMENTS      FROM CAPITAL    DISTRIBUTIONS    NET ASSETS VALUE    OF PERIOD
                           ---------------   --------------   --------------   --------------   -----------------   ----------
HARTFORD INDEX HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........      $--               $(0.057)         $--              $(0.064)          $ 0.360          $3.931
  For the Year Ended
   December 31, 1998
  1998...................      --                 (0.072)         --                (0.099)            0.692           3.570
  1997...................      --                 (0.196)         --                (0.231)            0.496           2.878
  1996...................      --                 (0.039)         --                (0.083)            0.354           2.382
  1995...................      --                 (0.001)         --                (0.045)            0.506           2.028
  1994...................      --                --               --                (0.038)           (0.024)          1.522
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                --               --                (0.001)            0.145           1.500
  Class 1B...............      --                --               --                (0.001)            0.102           1.075
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                 (0.088)         --                (0.107)            0.061           1.355
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --               --                (0.016)           (0.028)          0.972
  For the Year Ended
   December 31
  1997...................      --                 (0.104)         --                (0.116)           (0.113)          1.294
  1996...................      --                 (0.037)         --                (0.062)            0.101           1.407
  1995...................      --                 (0.011)         --                (0.031)            0.130           1.306
  1994...................      --                --               --                (0.016)           (0.039)          1.176
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                 (0.079)         --                (0.080)            0.068           2.228
  Class 1B...............      --                 (0.079)         --                (0.080)           (0.017)          0.989
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                 (0.070)         --                (0.105)            0.208           2.160
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --               --                (0.031)            0.006           1.006
  For the Year Ended
   December 31
  1997...................      --                 (0.044)         --                (0.075)            0.405           1.952
  1996...................      --                 (0.028)         --                (0.062)            0.230           1.547
  1995...................      --                --               --                (0.033)            0.323           1.317
  From inception, March
   8, 1994, through
   December 31, 1994.....      --                 (0.001)         --                (0.025)           (0.006)          0.994
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........      --                --               --               --                  0.076           1.231
  For the Year Ended
   December 31, 1998
  1998...................       (0.006)           (0.032)          (0.089)          (0.166)           (0.020)          1.155
  1997...................      --                 (0.004)         --                (0.054)            0.008           1.175
  1996...................      --                 (0.024)         --                (0.075)            0.058           1.167
  From inception, March
   1, 1995, through
   December 31, 1995.....      --                 (0.017)         --                (0.047)            0.109           1.109
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                --               --               --                  0.291           1.612
  Class 1B...............      --                --               --               --                  0.216           1.203
  For the Year Ended
   December 31, 1998
  Class 1A...............      --                 (0.020)         --                (0.020)            0.119           1.321
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............      --                --               --               --                 (0.013)          0.987
  For the Year Ended
   December 31
  1997...................      --                 (0.062)         --                (0.063)            0.133           1.202
  From inception, August
   9, 1996 through
   December 31, 1996.....      --                --               --                (0.002)            0.069           1.069
HARTFORD MIDCAP HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........      --                 (0.033)         --                (0.033)            0.305           1.744
  For the Year Ended
   December 31, 1998
  1998...................      --                --               --                (0.000)            0.302           1.439
  From inception, July
   15, 1997 through
   December 31, 1997.....      --                --               --                (0.001)            0.137           1.137
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                --               --                (0.000)            0.146           1.332
  Class 1B...............      --                --               --               --                  0.236           1.330
  From inception, May 31,
   1998 through December
   31, 1998
  Class 1A...............      --                --               --                (0.004)            0.186           1.186
  Class 1B...............      --                --               --                (0.003)            0.094           1.094
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                 (0.000)         --                (0.000)            0.032           1.049
  Class 1B...............      --                 (0.000)         --                (0.000)            0.031           1.048
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class 1A...............      --                --               --                (0.019)            0.017           1.017
  Class 1B...............      --                --               --                (0.019)            0.017           1.017
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............      --                 (0.005)         --                (0.005)            0.168           1.453
  Class 1B...............      --                 (0.005)         --                (0.005)            0.167           1.452
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class 1A...............      --                 (0.032)         --                (0.034)            0.285           1.285
  Class 1B...............      --                 (0.032)         --                (0.033)            0.285           1.285

                                                 -- RATIOS AND SUPPLEMENTAL DATA --
                           -------------------------------------------------------------------------------
                                                            RATIO OF     RATIO OF     RATIO OF
                                                            EXPENSES     EXPENSES       NET
                                           NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                              TOTAL          PERIOD          AFTER        BEFORE     TO AVERAGE   TURNOVER
                             RETURN      (IN THOUSANDS)     WAIVERS      WAIVERS     NET ASSETS     RATE
                           -----------   ---------------   ----------   ----------   ----------   --------
HARTFORD INDEX HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........        12.09%     $2,254,505         0.21%          --%        0.50%       1.64%
  For the Year Ended
   December 31, 1998
  1998...................        28.06       1,846,117         0.40        --            1.21         4.5
  1997...................        32.61       1,123,455         0.39        --            1.52         5.7
  1996...................        22.09         621,065         0.39        --            2.07        19.3
  1995...................        36.55         318,253         0.39        --            2.46         1.5
  1994...................         0.94         157,660         0.45        --            2.50         1.8
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............        10.80       1,283,660         0.30        --            0.97        60.3
  Class 1B...............        10.70           1,254         0.38        --            1.03       --
  For the Year Ended
   December 31, 1998
  Class 1A...............        13.16(2)     1,196,694        0.77        --            1.51       157.4
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............        (1.13)(2)           663       0.94(1)     --            0.71(1)    --
  For the Year Ended
   December 31
  1997...................         0.34       1,092,946         0.77        --            1.48        72.7
  1996...................        12.91         996,543         0.79        --            1.74        70.0
  1995...................        13.93         686,475         0.86        --            1.60        55.6
  1994...................        (1.94)        563,765         0.85        --            1.42        46.4
HARTFORD DIVIDEND AND
 GROWTH HLS FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............         7.22       3,319,525         0.33        --            0.81        32.2
  Class 1B...............         7.12          14,020         0.42        --            0.72       --
  For the Year Ended
   December 31, 1998
  Class 1A...............        16.42(2)     3,031,293        0.66        --            1.81        48.2
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............         3.67(2)         8,600        0.85(1)     --            1.57(1)    --
  For the Year Ended
   December 31
  1997...................        31.89       1,994,653         0.68        --            2.21        34.2
  1996...................        22.91         879,980         0.73        --            2.52        56.9
  1995...................        36.37         265,070         0.77        --            2.91        41.4
  From inception, March
   8, 1994, through
   December 31, 1994.....         1.60(2)        55,066        0.83(1)      1.64(1)      3.52(1)(3)    27.8
HARTFORD INTERNATIONAL
 ADVISERS HLS FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........         6.61         320,893         0.43        --            1.53        77.3
  For the Year Ended
   December 31, 1998
  1998...................        13.35         285,853         0.86        --            2.77       161.1
  1997...................         5.52         207,582         0.87        --            3.08       162.5
  1996...................        12.25         104,486         0.96        --            3.24        95.2
  From inception, March
   1, 1995, through
   December 31, 1995.....        13.24(2)        31,264        0.65(1)      1.23(1)      3.36(1)(3)    47.2
HARTFORD SMALL COMPANY
 HLS FUND, INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............        22.04         440,171         0.39        --           (0.24)      104.6
  Class 1B...............        21.93           4,186         0.48        --           (0.33)      --
  For the Year Ended
   December 31, 1998
  Class 1A...............        11.62(2)       350,734        0.77        --           (0.24)      235.7
  From inception April 1,
   1998, through December
   31, 1998
  Class 1B...............        (1.30)(2)           696       0.95(1)     --           (0.46)(1)   --
  For the Year Ended
   December 31
  1997...................        18.38         210,769         0.77        --            0.08       222.2
  From inception, August
   9, 1996 through
   December 31, 1996.....         7.15(2)        42,812        0.72(1)      0.88(1)      0.31(1)(3)    31.8
HARTFORD MIDCAP HLS FUND,
 INC.
  For the Six Months
   Ended June 30, 1999
   (unaudited)...........        24.07         296,812         0.40        --           (0.10)       49.7
  For the Year Ended
   December 31, 1998
  1998...................        26.57         143,494         0.79        --           (0.15)      134.1
  From inception, July
   15, 1997 through
   December 31, 1997.....        13.81(2)        27,589        0.46(1)      0.86(1)      0.45(1)(3)    46.1
HARTFORD GROWTH AND
 INCOME HLS FUND
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............        12.34          75,888         0.41        --            0.31        22.1
  Class 1B...............        12.24              13         0.51        --            0.22       --
  From inception, May 31,
   1998 through December
   31, 1998
  Class 1A...............        19.05(2)        25,312        0.28(1)      0.84(1)      1.42(1)(3)    29.6
  Class 1B...............        18.82(2)            11        0.44(1)      1.00(1)      1.34(1)(3)   --
HARTFORD HIGH YIELD HLS
 FUND
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............         3.23          36,668         0.12         0.27         4.26        23.3
  Class 1B...............         3.11             107         0.22         0.36         4.16       --
  From inception,
   September 21, 1998
   through December 31,
   1998
  Class 1A...............         3.59(2)        14,482        0.35(1)      0.92(1)      8.04(1)(3)    15.4
  Class 1B...............         3.53(2)           102        0.53(1)      1.10(1)      7.77(1)(3)   --
HARTFORD GLOBAL LEADERS
 HLS FUND
  For the Six Months
   Ended June 30, 1999
   (unaudited)
  Class 1A...............        13.55          46,769         0.19         0.28         0.94       110.3
  Class 1B...............        13.45              45         0.29         0.38         0.68       --
  From inception,
   September 30, 1998
   through December 31,
   1998
  Class 1A...............        31.88(2)         5,761        0.89(1)      1.46(1)      0.63(1)(3)    47.9
  Class 1B...............        31.82(2)            39        0.98(1)      1.55(1)      0.59(1)(3)   --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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Hartford Life Insurance Companies
P.O. Box 2999                                                  ---------------
Hartford, CT 06104-2999                                          BULK RATE
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HV-2233-3

Printed in U.S.A. -Registered Trademark- 1999 The Hartford, Hartford, CT 06115